As filed with the Securities and Exchange Commission on July 29, 1998. Securities Act File No. 33-57724
Investment Company Act File No. 811-7458



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
                                                                          --

Pre-Effective Amendment No. __                                           __
Post-Effective Amendment No. 8                                            X

                                                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          X
                                                                         --

         Amendment No. 11                                                X



                            Tweedy, Browne Fund Inc.
               (Exact name of Registrant as Specified in Charter)

                    52 Vanderbilt Avenue, New York, NY 10017
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 916-0600

Name and Address of Agent for Service:  Copies to:
M. Gervase Rosenberger, Esq.            Richard T. Prins, Esq.
Tweedy, Browne Company L.P.             Skadden, Arps, Slate, Meagher & Flom
52 Vanderbilt Avenue                    919 Third Avenue
New York, NY  10017                     New York, NY  10022

                                        Coleen Downs Dinneen, Esq.
                                        First Data Investor Services Group, Inc.
                                        One Exchange Place
                                        Boston, MA  02109

                  Approximate Date of Proposed Public Offering:
  As soon as practicable after the effective date of the Registration Statement

                  It is proposed that this filing will become effective:

                  immediately upon filing pursuant to paragraph (b), or
           X      on July 29, 1998 pursuant to paragraph (b)
                  60 days after filing pursuant to paragraph (a)(1), or on _____________ pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2) on _____________ pursuant to paragraph (a)(2) of Rule 485

                            TWEEDY, BROWNE FUND INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)



                           Item Number of
Part A                     Form N-1A                                   Location or Caption

Item 1.                    Cover Page                                  Cover Page

Item 2.                    Synopsis                                    Expense Information

Item 3.                    Condensed Financial                         Financial Highlights
                           Information

Item 4.                    General Description                            Investment Objectives and
                           of Registrant                               Policies; Global Fund;
                                                                       American Fund

Item 5.                    Management of the Fund                         Why Invest in the Funds?;
                                                                       Operation of the Funds;
                                                                       Additional Information; Purchasing, Redeeming and Exchanging
                                     Shares

Item 5A.                   Management's Discussion                     Not Applicable
                           of Fund Performance

Item 6.                    Capital Stock and                           Operation of the Funds
                           Other Securities

Item 7.                    Purchase of Securities                      Purchasing, Redeeming and
                           Being Offered                               Exchanging Shares

Item 8.                    Redemption or Repurchase                    Purchasing, Redeeming and
                                                                       Exchanging Shares

Item 9.                    Pending Legal Proceedings                   Not Applicable



                           Item Number of
Part B                     Form N-1A                                   Location or Caption

Item 10.                   Cover Page                                  Cover Page

Item 11.                   Table of Contents                           Table of Contents

Item 12.                   General Information                            Not Applicable
                           and History

Item 13.                   Investment Objectives                       Investment Objectives
                           and Policies                                and Policies

Item 14.                   Management of the Fund                         Operation of the Funds;
                                                                       Additional Information

Item 15.                   Control Persons and Principal               Operation of the Funds
                           Holdings of the Fund

Item 16.                   Investment Advisory and                        Operation of the Funds;
                           Other Services                              Additional Information

Item 17.                   Brokerage Allocation                        Portfolio Transactions
                           and Other Practices

Item 18.                   Capital Stock and                              Operation of the Funds;
                           Other Securities                            Additional Information

Item 19.                   Purchase, Redemption and                       Net Asset Value
                           Pricing of Securities Being
                           Offered

Item 20.                   Tax Status                                  Taxes

Item 21.                   Underwriters                                Operation of the Funds

Item 22.                   Calculation of                              Performance Information
                           Performance Data

Item 23.                   Financial Statements                        Financial Statements


Part C

         Information required to be included in part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                 The Date of this Prospectus is August 1, 1998

                        TWEEDY, BROWNE GLOBAL VALUE FUND
                       TWEEDY, BROWNE AMERICAN VALUE FUND

52 Vanderbilt Avenue           Shareholder Services:      800-432-4789, Press 2
New York, NY  10017            Daily NAV Prices:          800-432-4789, Press 2
                               For Special Assistance In
                               Opening A New Account:     800-432-4789, Press 2
                               Fund Information Kit:      800-432-4789, Press 1
              ----------------------------------- --------------------------

     [GLOBAL FUND LOGO]
  Tweedy, Browne Global Value Fund (the "Global Fund") seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities, including common stocks, preferred stocks and securities representing the right to acquire stocks. The Global Fund may also invest in debt instruments, although income is an incidental consideration. The Global Fund expects to invest primarily in foreign securities, although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear more attractive.

[AMERICAN FUND LOGO]
     Tweedy, Browne American Value Fund (the "American Fund") seeks long-term growth of capital by investing in a diversified portfolio consisting primarily of domestic equity securities of U.S. issuers, including common stocks, preferred stocks and securities representing the right to acquire stocks. The American Fund may invest up to 20% of its portfolio in foreign securities when opportunities in foreign markets appear attractive.
     Both the Global Fund and the American Fund (the "Funds") are diversified series of Tweedy, Browne Fund Inc., an open-end management investment company (the "Corporation").

                             ---------- o ----------

     The Funds are sold without any sales charges or 12b-1 fees and are accordingly purely "no-load." The minimum initial investment for each Fund is $2,500 ($500 for both Traditional and Roth IRAs and similar accounts) and subsequent investments must be a minimum of $250.


     The Funds' investment adviser is Tweedy, Browne Company LLC ("Tweedy, Browne" or the "Investment Adviser") which is a successor to Tweedy & Co. founded in 1920, which has managed assets since 1968. Tweedy, Browne currently manages approximately $6.9 billion in client funds, including approximately $2.8 billion in foreign securities. The current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $386.3 million in portfolios combined with or similar to client portfolios, including approximately $38.3 million in the Global Fund and $32.0 million in the American Fund.

     This prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please retain it for future reference.

     If you require more detailed information, a Statement of Additional Information dated August 1, 1998 (the "Statement of Additional Information"), as amended from time to time, may be obtained without charge by writing to the address or calling the number above. The Statement of Additional Information, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). In addition, the SEC maintains a web site (http://www.sec.gov) that contains information incorporated by reference to this Prospectus and the Statement of Additional Information and other information regarding registrants that file electronically with the SEC.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

     This information is designed to help you understand the various costs and expenses of investing in the Global Fund and the American Fund. By reviewing this table and those in other mutual funds' prospectuses, you can compare the Funds' fees and expenses with those of other funds. You pay no commissions to purchase or redeem shares of either Fund. As a result, all of your investment goes to work for you. How to Compare the Global Fund and the American Fund to Other Mutual Funds

1)   Shareholder transaction expenses:

     Expenses charged directly to your individual account in each Fund for various transactions.

                                                                           Global Fund           American Fund

  Sales Commissions to Purchase Shares (sales load)............................NONE                  NONE
  Commissions to Reinvest Dividends............................................NONE                  NONE
  Redemption Fees..............................................................NONE                  NONE

2) Annual operating expenses:

     Expenses paid by either Fund before it distributes its net investment income, expressed as a percentage of the Funds' average daily net assets as of fiscal year ended March 31, 1998.

                                                                           Global Fund          American Fund

   Investment Advisory Fee (after voluntary fee waiver).......................1.25%                 1.23%*
   12b-1 Fees.................................................................NONE                  NONE
   Other Expenses (after voluntary fee waiver)................................0.17%*                0.16%
   Total Fund Operating Expenses (after voluntary fee waiver).................1.42%*                1.39%*



The purpose of the above table is to assist the investor in understanding the various costs and expenses that investors in the Global Fund and the American Fund will bear directly or indirectly.

Without the voluntary fee waiver of the administrator, Other Expenses would have been 0.18% for the Global Fund. Without the voluntary fee waiver, the investment advisory fee would have been 1.25% for the American Fund. Absent the voluntary fee waivers, Total Fund Operating Expenses would have been 1.43% and 1.41% for the Global Fund and American Fund, respectively.

     "Total Fund Operating Expenses" in the table on the preceding page is based on the Funds' fiscal year ended March 31, 1998. See "Operation of the Funds -- Investment Adviser" for further information on the investment advisory fees paid by each Fund.

                                                                Example

     Based on the level of total operating expenses listed on the preceding page, the total expenses relating to a $1,000 investment in either Fund, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders.
                                                      Global           American
                                                      Fund               Fund

One Year..............................................$....14.           $   14

Three Years...........................................$....45.           $   44

Five Years............................................$....78.           $   76

Ten Years.............................................$...170.           $  167

     This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Total Fund Operating Expenses" remain the same each year. This example should not be considered a representation of past or future expenses or returns. Actual expenses and returns vary from year to year and may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Tweedy, Browne Global Value Fund

     The following information for the fiscal year ended March 31, 1998 has been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the Global Fund's Annual Report, dated March 31, 1998. This information should be read in conjunction with the financial statements and related notes that also appear in the Global Fund's Annual Report.

-------------------------------------------------------------------------------
                        TWEEDY, BROWNE GLOBAL VALUE FUND
              (For a Fund share outstanding throughout each period)
-------------------------------------------------------------------------------

                                              Year          Year              Year            Year              Year
                                              Ended         Ended             Ended           Ended             Ended
                                             3/31/98       3/31/97         3/31/96(a)        3/31/95        3/31/94(a)(b)
                                             3/31/97       3/31/97
Net asset value, beginning of year        $     15.46   $     14.28        $    11.52      $    12.26    $    10.00
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Income from investment operations:
Net investment income (loss)(c)                  0.26          0.12              0.15            0.10         (0.00)(d)
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Net realized and unrealized gain (loss)          4.62          2.18              2.81           (0.68)         2.26
on investments
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Total from investment operations                 4.88          2.30              2.96           (0.58)         2.26
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Distributions:
Dividends from net investment income            (0.79)        (0.19)              --              --            --
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Dividends in excess of net investment           (0.08)        (0.36)              --              --            --
income
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Distributions from net realized gains           (0.49)        (0.57)            (0.05)          (0.06)          --
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Distributions in excess of net realized            --            --             (0.15)          (0.10)          --
gains
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Total distributions                             (1.36)        (1.12)            (0.20)          (0.16)          --
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Net asset value, end of year              $     18.98   $     15.46        $    14.28      $    11.52    $    12.26
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Total return(e)                                 33.09%        16.66%            25.88%          (4.74)%       22.60%
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Ratios/Supplemental Data:
Net assets, end of year (in 000's)        $ 2,527,941   $ 1,441,210        $ 950,911       $ 655,035     $ 297,434
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Ratio of operating expenses to average           1.42%         1.58%             1.60%           1.65%         1.73%(g)
net assets (f)
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Ratio of net investment income (loss)            1.05%         0.73%             1.15%           1.08%        (0.00)%(g)(h)
to average net assets
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------
Portfolio turnover rate                            16%           20%              17%             16%           14%
----------------------------------------- ------------- --------------- --------------- ---------------- ------------------


(a)   Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fundcommenced operations on June 15, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the years ended March
31, 1998 and 1997, and for the 7.5-month period ended March 31, 1994 were $0.26,
$0.11 and  $(0.01)  per share,  respectively.
(d) Amount  represents  less than $(0.01) per share.
(e) Total return  represents  aggregate total return for the periods  indicated.
(f) Annualized  expense ratios before the waiver of fees by the administrator  and/or investment  adviser for the years ended
    March 31, 1998 and 1997,  and for the 7.5-month  period ended March 31, 1994 were 1.43% , 1.58% and 1.83%, respectively.
(g) Annualized.
(h) Amount represents less than (0.01)%
per share.
(i) Average  commission  rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.





Tweedy, Browne American Value Fund

     The following information for the fiscal year ended March 31, 1998 has been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the American Fund's Annual Report, dated March 31, 1998. This information should be read in conjunction with the financial statements and related notes that also appear in the American Fund's Annual Report.

-------------------------------------------------------------------------------
                       TWEEDY, BROWNE AMERICAN VALUE FUND
              (For a Fund share outstanding throughout each period)
----------------------------------- --------------- --------------- -----------

                                        Year            Year              Year            Year              Period
                                        Ended           Ended             Ended           Ended              Ended
                                       3/31/98         3/31/97         3/31/96(a)      3/31/95(a)         3/31/94(b)
Net asset value, beginning of year  $    16.22      $    14.29         $   10.71        $      9.71        $    10.00
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Income from investment operations:
Net investment income (loss) (c)          0.11            0.13             0.15             0.13               0.01
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Net realized and unrealized gain          7.31            2.39             3.56             0.93              (0.30)
(loss) on investments
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Total from investment operations          7.42            2.52             3.71             1.06              (0.29)
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Distributions:
Dividends from net investment            (0.17)          (0.17)           (0.11)           (0.06)                --
income
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Distributions from net realized          (0.43)          (0.42)           (0.02)               --                --
gains
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Total distributions                      (0.60)          (0.59)           (0.13)           (0.06)                --
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Net asset value, end of year        $    23.04      $    16.22         $   14.29        $    10.71         $   9.71
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Total return (d)                         46.14%          17.75%           34.70%           11.02%             (2.90)%
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Ratios/Supplemental Data:
Net assets, end of year (in 000's)  $1,011,238      $ 342,467          $ 201,599        $  58,856          $ 16,133
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Ratio of operating expenses to            1.39%           1.39%            1.39%            1.74%              2.26%(f)
average net assets (e)
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Ratio of net investment income to         0.69%           0.92%            1.13%            1.25%              0.64%(f)
average net assets
----------------------------------- --------------- --------------- --------------- ----------------- -----------------
Portfolio turnover rate                     6%             16%               9%             4%                    0%(g)
----------------------------------- --------------- --------------- --------------- ----------------- -----------------

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on December 8, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or  administrator and/or custodian for the years ended March 31, 1998, 1997, 1996 and 1995, and the 3.75-month period ended
March 31, 1994 was $0.11,  $0.11,  $0.12, $0.11 and $(0.01),  respectively.
(d) Total return represents  aggregate total return for the periods  indicated.
(e)Annualized  expense ratios before the waiver of fees by the  investment  adviser and/or  administrator and/or custodian for the years ended March 31, 1998, 1997,
1996 and 1995, and the 3.75-month period ended March 31, 1994 were 1.41%, 1.52%,
1.61%, 1.94% and 3.51%, respectively.
(f) Annualized.
(g) Amount rounds to less than 1.0%.
(h) Average  commission  rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.



PERFORMANCE OF THE FUNDS

The following chart illustrates the unaudited total returns of the Global Fund and the American Fund for the periods specified.

------------------------------------------------------------------ ------------------------ --------------------
                                                                     Average Annual           Value of $10,000
TWEEDY, BROWNE GLOBAL VALUE FUND                                   Total Return(1)(2)       Invested at Inception
------------------------------------------------------------------ ------------------------ --------------------
From inception (6/15/93) to 3/31/98                                      18.79%                   $22,823
------------------------------------------------------------------ ------------------------ --------------------
One year period ended 3/31/98                                            33.09%                     ---
------------------------------------------------------------------ ------------------------ --------------------
From inception (6/15/93) to 6/30/98                                      17.87%                   $22,908
------------------------------------------------------------------ ------------------------ --------------------
One year period ended  6/30/98                                           21.33%                     ---
------------------------------------------------------------------ ------------------------ --------------------
TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------ ------------------------ --------------------
From inception (12/8/93) to 3/31/98                                      23.66%                   $24,985
------------------------------------------------------------------ ------------------------ --------------------
One year period ended 3/31/98                                            46.14%                     ---
------------------------------------------------------------------ ------------------------ --------------------
From inception (12/8/93) to 6/30/98                                      23.05%                   $25,755
------------------------------------------------------------------ ------------------------ --------------------
One year period ended 6/30/98                                            30.25%                     ---
------------------------------------------------------------------ ------------------------ --------------------

(1) See page 17, "Performance Information," for a discussion of "total return." These unaudited figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. The performance shown represents past performance and is not a guarantee of future results. A Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

(2) These figures reflect waiver of fees.


WHY INVEST IN THE FUNDS?


     Experienced Management. Tweedy, Browne, founded in 1920, is a registered investment adviser and, as of June 30, 1998, managed in excess of $6.9 billion, which includes several private investment funds. The Investment Adviser is owned by its five Managing Directors, Christopher H. Browne, William H. Browne, John
D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr. and a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"). AMG's subsidiary purchased a majority interest in, and became the manager member of, Tweedy, Browne in October 1997. In its entire history, the Investment Adviser has had only eleven principals, five of whom are currently active. The operations of the Investment Adviser are managed by its Management Committee consisting of Christopher H. Browne, William H. Browne and John D. Spears, who have been with the Investment Adviser for nineteen to twenty-eight years and have been principals working with each other for almost twenty years. No Managing Director has ever left the Investment Adviser to join another investment firm.

     Commitment of the Investment Adviser. Tweedy, Browne was founded as Tweedy & Co. in 1920 and has extensive experience in selecting undervalued stocks in U.S. domestic equity markets. Tweedy, Browne's history is grounded in undervalued securities, first as a market maker, then as an investor and investment adviser. The Investment Adviser does not attempt to be all things to all people, but instead pursues a value-oriented approach to investment management that is based on the work of the late Benjamin Graham, co-author of the first textbook on investment research, Security Analysis (1934), and author of The Intelligent Investor (1949). Tweedy, Browne began investing outside the United States in 1983 by applying the same principles of value investing that it has applied to U.S. securities for thirty-eight years.

     Tweedy, Browne strongly believes in the opportunities available to value investors on both a global and domestic basis. So much so that the current and retired principals of Tweedy, Browne and their families and Tweedy, Browne employees have more than $386.3 million of their personal funds invested in portfolios combined with or similar to their clients' portfolios, including approximately $38.3 million in the Global Fund and $32.0 million in the American Fund. They own what their clients own.

     Investment Principles. The investment management principles practiced by the Investment Adviser derive from the work of the late Benjamin Graham, professor of investments at Columbia Business School and author of Security Analysis and The Intelligent Investor. The Investment Adviser's research seeks to appraise the worth of a company, what Graham called "intrinsic value", by determining its acquisition value, or by estimating the collateral value of its assets and/or cash flow. The term "intrinsic value" may also be referred to as private market value, breakup value or liquidation value. The process is more closely related to credit analysis, for as Will Rogers once said, "I'm more concerned about the return of my money than the return on my money". Investments are made at a significant discount to intrinsic value, normally 40% to 50%, which Graham called an investor's "margin of safety". Investments are sold as the market price approaches intrinsic value, with the proceeds reinvested in other situations offering a greater discount to intrinsic value. These principles result in a contrarian approach to investment, forcing the purchase of securities in generally declining stock markets, conversely forcing sales as stock markets or individual companies achieve new highs.

     Most investments in Tweedy, Browne portfolios have one or more of the following investment characteristics: low stock price in relation to book value, low price-to-earnings ratio, low price-to-cash-flow ratio, above average dividend yield, low price-to-sales ratio as compared to other companies in the same industry, low corporate leverage, low share price, purchases of a company's own stock by the company's officers and directors, company share repurchases, a stock price that has declined significantly from its previous high price and/or small market capitalization. Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above average investment rates of return over long measurement periods.

     Tweedy, Browne has compiled a complimentary booklet, included with this prospectus, entitled WHAT HAS WORKED IN INVESTING. We encourage all current and prospective shareholders to read it. It describes 44 academic studies of certain investment criteria that have produced high rates of return. In the 44 studies included in WHAT HAS WORKED IN INVESTING, exceptional returns were found for stocks with one or more of the following investment characteristics: low stock price in relation to book value, net current assets, earnings, cash flow, dividends or previous share price; small market capitalization; and a significant pattern of stock purchases by one or more insiders (officers and directors), or by the company itself. The study periods ranged from 1 to 55 years; indicated annual returns ranged from 12.1% to 49.6% and indicated annual returns in excess of the market index used in the studies ranged from 2.7% to 33.5% for the various characteristics and historical periods that were examined. Approximately one-half of the studies examined in the booklet focused on U.S. stocks and the balance focused on mature foreign stock markets. The investment characteristics explained in this booklet, which are "value" oriented characteristics, have been the core of Tweedy, Browne's investment philosophy and stock selection decision making process for more than 30 years, and are the basis for the management of the American Fund and the Global Fund.

         The returns from the American Fund and the Global Fund will differ from those indicated by these studies for a number of reasons. Tweedy, Browne does not make its portfolio decisions in accordance with any one particular academic study or computer model, but instead uses empirical studies of historically successful investment characteristics as a framework for its stock selection screening and decision making process. In addition, Tweedy, Browne assesses and weighs qualitative information concerning specific companies that meet its initial screening criteria. Finally, the studies analyze only historical data and generally assume an equal dollar investment in each stock and calculate returns without any reduction for advisory fees or other investment expenses, which are incurred by the American Fund and the Global Fund.

     Managing Directors of the Investment Adviser. The following is a brief biography of each of the Managing Directors of Tweedy, Browne:


     Christopher H. Browne has been with the Investment Adviser since 1969 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and a general partner of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Browne is on the Board of Directors of Tweedy, Browne Fund Inc. Mr. Browne is a Trustee of the University of Pennsylvania and sits on its Investment Board. He is also a Trustee and a member of The Council of The Rockefeller University. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

     William H. Browne has been with the Investment Adviser since 1978 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Browne is an officer of Tweedy, Browne Fund Inc. He also serves as a Director of Fairchild Aerospace Corp. and Dornier Luftfahrt GmbH. Additionally, he is a Trustee of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

     John D. Spears joined the Investment Adviser in 1974 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and a general partner of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Spears is an officer of Tweedy, Browne Fund Inc. Previously, he had been in the investment business for five years with Berger, Kent Associates; Davic Associates; and Hornblower & Weeks-Hemphill, Noyes & Co. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania -- The Wharton School.

     Thomas H. Shrager has been associated with the Investment Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC. Previously he had worked in mergers and acquisitions at Bear, Stearns, and as a consultant for Arthur D. Little. He received a B.A. and a Masters in International Affairs from Columbia University.

     Robert Q. Wyckoff, Jr. has been associated with the Investment Adviser since 1991 and is a Managing Director of Tweedy, Browne Company LLC. Prior to joining the Investment Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.

     Reducing Currency Risk Through Currency Hedging. Both the Global Fund's and the American Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. Tweedy, Browne intends to hedge both Funds' foreign securities investments back to the U.S. dollar where practicable except when, in its judgment, currency movements affecting particular investments are likely to improve the performance of the Funds. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. While a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses. Currency fluctuations are more extreme than stock market fluctuations. In the more than thirty-eight years in which the Managing Directors of Tweedy, Browne have been investing, the Standard & Poor's Index of 500 stocks has declined on an annual basis more than 20% only once, in 1974. By contrast, the dollar/pound/deutsche mark relationship has moved more than 20% on numerous occasions. In the last twenty years, there was a four to five-year period, during 1979-1984, when the U.S. dollar value of British, French, German and Dutch currency declined by 45% to 58%. Accordingly, the strength or weakness of the U.S. dollar against these foreign currencies may account for part of the Funds' investment performance although both the Global Fund and the American Fund intend to minimize currency risk through hedging activities.

     Pursuit of Long-Term Capital Growth. The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. A security's long-term capital growth based on a value-oriented investment approach is generally realized over a three-year period, although this period may be significantly shorter or longer depending on the circumstances. Investments in the Global Fund will focus on those markets around the world where Tweedy, Browne believes value is more abundant. Investments in the American Fund will focus on those issues in the U.S. market that Tweedy, Browne believes will provide greater value. With both Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of the two portfolios may be invested in smaller (generally under $1 billion as defined by the SEC) and medium (up to $5 billion as defined by Morningstar) capitalization companies. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition may be greater than with large, multinational companies.

     Associated Risk Factors. The Funds' investment techniques involve potential risks. These include the special economic, currency exchange and political risks of investing in non-U.S. securities, unrated and lower credit quality debt obligations, smaller capitalization stocks, illiquid securities and ancillary portfolio practices such as hedging currency risk, short sales and lending of securities. For further information regarding these and other investment considerations, please see "Other Investments of the Funds -- Associated Risk Factors" below and "Investment Objectives and Policies -- Risk Considerations of the Funds" in the Statement of Additional Information. As with any long-term investment, the value of the Funds' shares when sold may be higher or lower than when purchased. Investment in shares of either Fund should not be considered a complete investment program, which for many investors may include cash or fixed income investments.

INVESTMENT OBJECTIVES AND POLICIES

     Except as otherwise indicated, the Funds' investment objectives and policies are not fundamental and thus may be changed without shareholder votes. There can be no assurance that the Funds' respective investment objectives will be achieved.

[GLOBAL FUND LOGO]

     The Global Fund. The Global Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities, including common stocks, preferred stocks and securities representing the right to acquire stocks. The Global Fund may also invest in debt securities, although income is an incidental consideration. The Global Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear more attractive.

     Global Fund's Worldwide Opportunities. The Global Fund was formed for investors who would like to participate in a diversified fund which seeks undervalued investment opportunities wherever they may be in the developed world. Although economies around the world are becoming more integrated, local variances in economic and stock market cycles can lead to a greater or lesser number of investment opportunities in different stock markets or different times. For this reason, the ability to invest on a global basis may provide increased opportunities to the value investor than a fund which is restricted to one country. Investing globally also increases the number of potential investment opportunities that would meet Tweedy, Browne's investment criteria, which are discussed below. For temporary defensive purposes, the Fund may be invested 100% in U.S. issues, although under normal circumstances it is expected that the Fund's portfolio will consist primarily of foreign investments.

     Through the years, Tweedy, Browne has developed an understanding of the different reporting and accounting procedures characteristic of non-U.S. companies and has acquired financial databases that permit it to screen more than 10,000 companies in much the same way that it screens U.S. companies. The ability to screen so many non-U.S. companies is the key to Tweedy, Browne's decision to sponsor the Global Fund since they are now able to research and analyze many small and medium capitalization companies rather than concentrate on the more obvious large capitalization, multinational corporations.

[AMERICAN FUND LOGO]

     The American Fund. The American Fund seeks long-term growth of capital by investing in a diversified portfolio of U.S. equity securities consisting primarily of common stocks, preferred stocks and securities representing the right to acquire stocks. The American Fund expects to invest primarily in domestic equity securities although it may invest up to 20% of its assets in foreign securities when opportunities in foreign markets appear attractive. The American Fund may also invest in debt securities, although income is an incidental consideration.

     The American Fund invests in domestic companies of varying sizes that the Fund's Investment Adviser believes are selling at a substantial discount to the underlying value of the assets, earning power or private market value. It is expected that investments will be spread broadly throughout U.S. equity markets. Tweedy, Browne believes that its extensive investment experience in the U.S. domestic equity markets, guided by investment principles that feature undervalued stock selection and portfolio diversification, offers value investors a sensible strategy for long-term profits.
     American Fund's Domestic Opportunities. The American Fund was formed for long-term value investors who desire to invest primarily in the United States. The equity capitalization of the United States is the largest in the world, comprising more than one-third of the Morgan Stanley Capital International
(MSCI) World Index. The American Fund offers investors the opportunity to invest in a diversified portfolio of primarily domestic, undervalued securities whose market price may be well below the stock's intrinsic value. The American Fund's portfolio consists of many of the same securities which are owned by the separate accounts and private investment funds managed by the Managing Directors of Tweedy, Browne, including those in which they participate.

OTHER INVESTMENTS OF THE FUNDS

         The Global Fund and the American Fund generally invest in equity securities of established companies (i.e., companies with at least three years' business operations) listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter or privately. Equity securities include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants) and depository receipts for any of the above. Depository receipts are utilized to make investing in a particular foreign security more convenient for U.S. investors. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

     Both the Global Fund and the American Fund may also invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Investment Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P") or those of equivalent quality as determined by the Investment Adviser. Each Fund may not invest more than 15% of its total assets in debt securities rated below Baa by Moody's, or below BBB by S&P or deemed by the Investment Adviser to be of comparable quality. Each Fund may invest in securities which are rated as low as C by Moody's or D by S&P at the time of purchase. Securities rated D may be in default with respect to payment of principal or interest. Securities rated below BBB or Baa are typically referred to as "junk bonds" and have speculative characteristics.
     For liquidity and flexibility, each Fund may also invest in cash or investment grade short-term securities. The Funds may also engage in strategic transactions as described below for hedging purposes and to seek to increase gain.

     For further information regarding these investments, see "Associated Risk Factors" below and the Statement of Additional Information.

Other Portfolio Transactions

         As a means of earning income for periods as short as overnight, both the Global Fund and the American Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Funds acquire securities, subject to the seller's agreement to repurchase at a specified time and price. Each Fund does not expect to utilize repurchase agreements with respect to more than 5% of its assets except for short-term investment of excess cash. The Funds may also sell securities short or lend portfolio securities to dealers or others with respect to up to 25% of its assets and may buy securities on a when-issued basis and enter into delayed delivery and forward commitment transactions.

Strategic Transactions

     The Global Fund and the American Fund may, but are not required to, utilize various other investment strategies as described below. Such strategies are generally accepted as modern portfolio management techniques and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Borrowing

     The Global Fund and the American Fund each may borrow up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds' borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

Associated Risk Factors

     The Global Fund's and the American Fund's risks are determined by the nature of the securities each holds and the portfolio management strategy for each used by Tweedy, Browne. The following are descriptions of certain risks related to the investment policies and techniques that the Funds are permitted to use from time to time.

     Foreign Securities. Investing in foreign securities involves economic and political considerations not typically found in U.S. markets. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to each Fund), war, expropriation, political and social instability and diplomatic developments.

     These considerations generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the risks associated with these considerations through diversification and active professional management.

     Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The use of currency transactions can result in the Funds' incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

     Small Capitalization Companies. The equity securities of small capitalization companies often exhibit more volatile trading patterns than securities of larger companies. Often they are less established companies and may have a more highly leveraged capital structure, less experienced management, greater dependence on a few customers and similar factors that make their performance susceptible to greater fluctuation.

     Illiquid Securities. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund.

     Other Portfolio Transactions. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted or delayed. Lending of securities can result in a failure to deliver the original securities by the borrower, and similar risks with respect to disposition of collateral. When issued and delayed delivery securities transactions and forward commitments involve potential loss to the Funds if the counterparty fails to perform. If one of the Funds sells securities short, the Fund will incur a loss if the security does not decrease in value by more than the cost of maintaining the short position.

     Redemptions-in-Kind. The Funds are authorized to pay for redemptions in-kind on redemptions in excess of $250,000 by any one shareholder in any three-month period. A shareholder receiving securities upon redemption will incur additional expenses in disposing of such securities.

     Further Information. Various investment policies and techniques that one or both of the Funds intend to use and some of their risks are described more fully in the Statement of Additional Information.

OPERATION OF THE FUNDS

Structure of the Funds

     Both the Global Fund and the American Fund are diversified series of Tweedy, Browne Fund Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Corporation was organized as a Maryland corporation on January 28, 1993.

     The Corporation's activities are supervised by its Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Corporation is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

Investment Adviser

     The Corporation, on behalf of both Funds, retains Tweedy, Browne to manage each of the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. Tweedy, Browne is owned by its Managing Directors, Christopher H. Browne, William H. Browne, John D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr., and a subsidiary of AMG, which owns a majority interest in the Investment Adviser. The Management Committee, which consists of Messrs. Christopher and William Browne and John Spears, manages the day-to-day operations of Tweedy, Browne and the Funds and makes all investment management decisions. Neither AMG nor its subsidiary manages the day-to-day operations of, nor participates in the investment process at, Tweedy, Browne. AMG is a publicly traded company which acquires interests in investment management firms. Tweedy, Browne's management discussion and analysis, and additional performance information regarding the Funds during the fiscal year ended March 31, 1998, is included in the Annual Report for each Fund.

     Tweedy, Browne is entitled to receive investment advisory fees for each Fund in an amount equal to 1.25% of each Fund's average daily net assets on an annual basis. The fee is payable monthly, provided that each Fund makes such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the applicable Fund's books and unpaid.

     For the fiscal year ended March 31, 1998, Tweedy, Browne as investment adviser received advisory fees equal to 1.25% of the value of the average daily net assets of the Global Fund and advisory fees equal to 1.23% of the value of the average daily net assets of the American Fund after voluntary waivers by the investment adviser, Tweedy, Browne of $105,730.

         In addition to the fees of the Investment Adviser, each Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of its custodian, transfer agent and dividend paying agent and any other persons hired by the Fund, securities registration fees, fees and expenses of unaffiliated Directors, accounting and printing costs for reports and similar materials sent to shareholders, membership fees in trade organizations, fidelity bond and liability coverage for the Corporation's Directors, officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in various jurisdictions, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or nonrecurring expenses and other expenses properly payable by the Funds.

         The Investment Adviser is located at 52 Vanderbilt Avenue, New York, New York 10017.

Administrator and Transfer Agent

     First Data Investor Services Group, Inc. ("Investor Services Group"), P.O. Box 5160, Westboro, MA 01581, is responsible for providing administrative services to the Global Fund and American Fund for a fee equal to .09% of the average daily net assets of each Fund on an annual basis. The fee is subject to reduction at certain asset levels and fee minimums. Investor Services Group is the Funds' transfer, shareholder servicing and dividend paying agent.

Custodian

         Boston Safe Deposit and Trust Company is the Funds' custodian.

Underwriter

         Tweedy, Browne, which is also a registered broker-dealer, is the Funds' principal underwriter.

Taxation

         The Global Fund and the American Fund intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, the Funds generally will not be liable for U.S. federal income or excise taxes with respect to net investment income and net capital gains that have been distributed to shareholders. The Funds could be subject to U.S. federal income tax on a portion of their income if they invest in passive foreign investment companies. See the Statement of Additional Information for more information regarding U.S. federal income tax consequences. Investors are urged to consult with their tax advisors concerning the tax consequences of an investment in the Funds.

ADDITIONAL INFORMATION

     No-Load Funds. The Funds are true no-load funds. There are no commissions or fees for purchasing or redeeming shares, and no "12b-1" fees which many funds charge to support their marketing efforts. The minimum investment is $2,500 for individual accounts and $500 for IRAs and similar accounts. Subsequent investments must be a minimum of $250.

     Dividend Reinvestment Plan. Dividends and distributions are automatically reinvested in additional shares unless shareholders request otherwise by telephone or in writing.

     Shareholder Statements. Shareholders will receive a detailed account statement every time there is a purchase or redemption of shares of either Fund. All statements should be retained in order to keep track of account activity and the cost of shares for tax purposes.

     Shareholder  Reports. In addition to account statements,  shareholders will
receive  periodic   shareholder  reports  highlighting   relevant   information,
including investment results and a review of portfolio changes.

     To reduce the volume of mail received by shareholders, only one copy of each report will be mailed to your household (household is identified by tax identification number and zip code). Please call shareholder services at 1-800-432-4789, press 2 if you wish to receive additional shareholder reports.

     Change of address. All address changes must be submitted in writing and sent by mail to shareholder services c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581.

PURCHASING, REDEEMING AND EXCHANGING SHARES

Purchasing Shares

     If you would like assistance in purchasing shares of either the Global Fund or the American Fund or in providing us with the appropriate information, please feel free to call shareholder services between 9:00 a.m. and 5:00 p.m. Eastern time at 1-800-432-4789, press 2 and we will be happy to assist you.

     Purchases are executed at the net asset value per share next calculated after the Funds' transfer agent receives the purchase request in good order. A purchase request will not be considered in good order unless it is accompanied or preceded by a completed and signed application and a check or guaranteed payment procedures acceptable to Tweedy, Browne. Purchases are made in full and fractional shares. (See "Share Price" below.)

     By check. You may open an account or purchase additional shares by mailing a check to the Funds, c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581. Accounts cannot be opened without a completed, signed application form. If you purchase shares of either Fund with a check that does not clear, your purchase will be cancelled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank or savings institution and payable to the Fund. If you purchase shares by check and request to redeem them within seven business days of purchase, either Fund may hold redemption proceeds until the purchase check has cleared, which may take up to seven business days. If you purchase shares by federal wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

     By the Automated Clearing House ("ACH"). You may use ACH to purchase additional shares. ACH is the electronic transfer of money directly from your bank account to either Fund or vice versa. If you want to use the ACH service, complete the Systematic Purchase and Redemption Form and allow at least two weeks for preparation before using ACH. Monies sent via ACH take approximately two business days to clear. The transaction will be processed at clearance date. Your bank may charge you a transaction fee. When you are ready to make a purchase, call the Funds' transfer agent at 1-800-432-4789, press 2.

     By wire. To open a new account by wire, first call shareholder services at 1-800-432-4789, press 2 to obtain information with regard to procedures for faxing a completed and signed application. A representative will provide an account number which must be included on your application. Accounts cannot be opened without a completed, signed application form. The application must be faxed and the original mailed to Investor Services Group. Your account will be subject to withholding and redemption of shares will be prohibited until an original application is received by Investor Services Group. Contact your bank to arrange a wire transfer to the transfer agent.

    Give your bank:

the name and number of the bank account from which you wish to send funds the amount you wish to send

the name(s) of the account holder(s) exactly as will appear on your application the following instructions:

               For Global Fund

              Boston Safe Deposit & Trust Co.
              Boston, MA
              Account of Tweedy, Browne Global Value Fund
              Account #138-517
              ABA # 011001234
              For further credit to [give the name(s) you want for your Fund's account and the account number provided to you].

               For American Fund

              Boston Safe Deposit & Trust Co.
              Boston, MA
              Account of Tweedy, Browne American Value Fund
              Account #138-517
              ABA #011001234
              For further credit to [give the name(s) you want for your Fund's account and the account number provided to you].

     The account will be established at the net asset value per share next calculated after the wire transfer is made. Wires must be received by 4:00 p.m. to receive that day's price. You will not be able to redeem your shares, however, until your application is received in good order.

     You may also make  additional  investments of $250 or more to your existing
     account by  following  the same  procedures.       Subsequent  purchases by
     telephone order. If you are already a shareholder, you may purchase shares of either Fund at a certain day's price by calling shareholder services at 1-800-432-4789, press 2 before the regular close of the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. Eastern time, on that day. Orders must be for $250 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. You must include with your payment the order number given to you at the time the order is placed. A confirmation with complete purchase information will be sent shortly after your payment is received. If payment by check or wire is not received within three business days, the order will be cancelled and you will be responsible for any loss to the Funds
resulting from this cancellation.      Redeeming Shares

     Both the Global Fund and the American Fund allow you to redeem shares (i.e., sell them back to the Funds) without redemption fees or deferred sales charges of any kind. Redemptions are made at net asset value per share next calculated after a redemption request in good order is received by the Funds' transfer agent.
     By telephone. This is the quickest and easiest way to sell either Fund's shares. If you elected telephone redemption on your application, you can call to request the check be mailed to the address of record or to request a federal wire be sent to your authorized bank account or to request the proceeds to be transferred by ACH. ACH takes two business days to settle at your bank. (See page 14 for additional details with respect to ACH procedures. See page 16 "Share Price" with respect to certain delayed redemptions.) The Funds and the transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Funds and the transfer agent require personal identification information before accepting a telephone redemption. If the Funds or the transfer agent fail to use reasonable procedures, the Funds might be liable for losses due to fraudulent instructions.


     Any payment instructions not previously authorized in writing may not be accepted over the telephone; they must be submitted in writing (see "By Mail" below). If your bank cannot receive federal wires, redemptions will be mailed to your bank.

     If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed application.

     In the event that you are unable to reach a Fund by telephone, you should write to the Funds c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581.


     By mail. A shareholder may redeem shares by mailing a written request to Tweedy, Browne Fund Inc., c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and must be signed exactly as the shares are registered. Shareholders requesting a redemption of $25,000 or more, or a redemption of any amount payable to a person other than the shareholder of record, or to be sent to an address other than that on record with the Fund, must have all signatures Medallion guaranteed. (The Corporation on behalf of both Funds reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the SEC.
Signature guarantees by a notary public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for an individual's account. For more information, please call shareholder services at 1-800-432-4789, press 2.


Exchanging Shares

     Shares held in either the Global Fund or the American Fund which have been registered in a shareholder's name for at least 5 days may be exchanged for shares of the other Fund. Exchanges of shares between Funds are made at net asset value per share calculated after an exchange request in good order is received by the Funds' transfer agent. If any portion of the shares requested to be exchanged between Funds represents an investment made by personal check for which collection of payment has not yet been received, the transfer agent and the Funds reserve the right not to honor the exchange until collection of payment is reasonably satisfied, which could take up to seven business days. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal wire or by certified or cashier's check. The exchange privilege may be modified or terminated at any time subject to shareholder notification. The Funds reserve the right to limit the number of times an investor may exercise the exchange privilege.
     By telephone. If you elected telephone exchange on your application, you can call to request that an exchange of shares between the Funds be made on your behalf. To exchange shares by telephone, you must contact the transfer agent at 1-800-432-4789, press 2. The transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the transfer agent requires personal identification information before accepting a telephone exchange. If the Funds or the transfer agent fail to use reasonable procedures, the Funds might be liable for losses due to fraudulent instructions.


     By mail. If you did not elect telephone exchange on your application, you can exchange shares by mail by sending a letter to the transfer agent with the appropriate account information. For your protection and to prevent fraudulent exchanges, on written exchange requests in excess of $25,000, we require a signature and a signature guarantee for each person in whose name the account is registered. (The Corporation on behalf of both Funds reserves the right, however, to require a signature guarantee for all exchanges.) Institutions granting signature guarantees for purposes of redemption can also perform the same function for exchanges of shares. Signature guarantees by notaries public are not acceptable. Exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call shareholder services at 1-800-432-4789, press 2.


Share Price

     Purchases and redemptions, including exchanges, are made at net asset value. The Funds' administrator determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. Eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the current market value of total assets, less all liabilities, by the total number of shares outstanding. The Funds will normally send your redemption proceeds within one business day following the redemption request, but may take
up to seven business days.      Short-Term Trading

     Purchases and sales should be made for long-term investment purposes only. The Corporation, on behalf of both Funds, and the distributor, Tweedy, Browne, each reserve the right to restrict purchases of either Funds' shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in either Funds' share price appears evident.

Tax Information

     A redemption of shares of either Fund is a sale of shares and may result in a gain or loss for income tax purposes. An exchange of shares between Funds pursuant to the exchange privilege is treated as a sale for Federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. Any loss realized on a sale of shares of either Fund will be disallowed to the extent that shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.
     Be sure to complete the Tax Identification Number section in each Fund's application when you open an account. Federal tax law requires the Funds to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Both Funds reserve the right, following 30 days' notice to shareholders, to redeem all shares in accounts that still do not have a Social Security or tax identification number.

Minimum Balances

     Shareholders should maintain a share account balance worth at least $2,500 ($500 for retirement plans), which amount may be changed by the Directors. Both Funds reserve the right, following 30 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Each Fund will mail the proceeds of a redeemed account to the shareholder. The shareholder may restore the account balance to the requisite amount or more during the 30-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third Party Transactions

     If purchases and redemptions of either Fund's shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than the distributor, that member may, at its discretion, charge a fee for that service.

Redemptions-in-Kind

     The Corporation on behalf of both Funds reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption in excess of $250,000 by making payment in whole or in part in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

DISTRIBUTIONS

     Each Fund intends to make  distributions  of  substantially  all of its net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, annually in December. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Distributions will be reinvested in additional shares of each Fund unless an investor elects to receive distributions in cash. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Tax Information

     Generally, dividends from net investment income (including short-term gains) of the Funds are taxable to shareholders as ordinary income. The Funds will seek to maximize gains which qualify for long-term capital gains treatment. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations. Shareholders may be able to claim a credit or reduction on their income tax returns for their pro rata portions of qualified taxes paid by the Funds to foreign countries.
     Each Fund will send to its shareholders detailed tax information about the amount and type of its distributions made during each calendar year and any foreign income tax payments or credits.

PERFORMANCE INFORMATION

     From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in a Fund for a specified period. "Average annual total return" refers to the average annual compound rate of return of an investment in a Fund assuming that the investment has been held for the indicated period as of a stated ending date or for the life of the Fund to the extent it has not been in existence for any such periods. "Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses.

                        TWEEDY, BROWNE GLOBAL VALUE FUND


                       TWEEDY, BROWNE AMERICAN VALUE FUND












                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1998



This Statement of Additional Information is not itself a Prospectus and should be read in conjunction with the Prospectus of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund also dated August 1, 1998, as amended from time to time, copies of which may be obtained without charge by writing to Tweedy, Browne Global Value Fund and/or Tweedy, Browne American Value Fund, c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, Massachusetts 01581 or by calling 800-432-4789.

                                TABLE OF CONTENTS


                                                                                                                 Page
Investment Objectives and Policies........................................................................        1

Performance Information...................................................................................       18

Operation of the Funds....................................................................................       21

Taxes.....................................................................................................       29

Portfolio Transactions....................................................................................       34

Net Asset Value...........................................................................................       35

Additional Information....................................................................................       37

Financial Statements......................................................................................       37

Appendix A................................................................................................      A-1






                       INVESTMENT OBJECTIVES AND POLICIES

     .........Tweedy,  Browne Fund Inc., a Maryland corporation of which Tweedy,
Browne Global Value Fund (the "Global Fund") and Tweedy, Browne American Value Fund (the "American Fund") (collectively, the "Funds") are separate series, is referred to herein as the "Corporation." The Corporation is a no-load, open-end, management investment company which continuously offers and redeems its shares. The Corporation is a company of the type commonly known as a mutual fund. The Funds are diversified series of the Corporation. Tweedy, Browne Company LLC is the investment adviser of the Global Fund and the American Fund and is referred to herein as "Tweedy, Browne" or the "Adviser."

     .........The  Funds'  objectives and policies,  except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Global Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio of marketable equity securities. The American Fund seeks long-term growth of capital by investing in a diversified portfolio of domestic equity securities. Both Funds are permitted to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.

Risk Considerations of the Funds

Global Fund. The Global Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally oriented portfolio, according to the Fund's objective and policies, and is designed for long-term investors who can accept international investment risk. Investment in shares of the Global Fund is not intended to provide a complete investment program for an investor. The Global Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. As with any long-term investment, the value of the Global Fund's shares when sold may be higher or lower than when purchased.


     .........Investors  should  recognize that investing in foreign  securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Global Fund's performance. As foreign companies are not generally subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting to the same degree as are domestic companies, there may be less or less helpful publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of most foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and volatility of price is often greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Global Fund are uninvested and no return is earned thereon. The inability of the Global Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Global Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid to asked spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market. Further, the Global Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

 .........In  foreign countries,  there is generally less government  supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the United States. It may be more difficult for the Global Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries are often less reliable than within the United
States,   thus   increasing  the  risk  of  delayed   settlements  of  portfolio
transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to
mitigate  the  risks  associated  with  the  foregoing   considerations  through
continuous professional management.

     .........Investments  in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of the Global Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Global Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Global Fund will engage in currency conversions when it shifts holdings from one country to another. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Global Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Global Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Global Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

     .........Because  the Global Fund may be invested in both U.S.  and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Global Fund's share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, to the extent it is unhedged, of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Global Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Taxes"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Global Fund invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

American Fund. The American Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic equity portfolio, according to the Fund's objective and policies and is designed for long-term investors who can accept domestic investment risk. The American Fund will be invested largely in U.S. equity securities although it may allocate up to 20% of its portfolio assets to foreign equity securities when Tweedy, Browne believes that economic conditions warrant foreign investment. The Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that a value oriented investment strategy offers investors profitable investment in undervalued domestic equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the American Fund's shares when sold may be higher or lower than when purchased.

     .........Investments in a fund which purchases value oriented stocks as its guiding principle involve special considerations. The equity capitalization of the United States is the largest in the world comprising more than one-third of the Morgan Stanley Capital International (MSCI) World Index. The American Fund offers investors the opportunity to invest in a diversified portfolio of primarily domestic undervalued securities whose market price may be well below the stock's intrinsic value.

     .........The American Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the American Fund's shares will tend to increase or decrease with changes in the value of U.S. equity markets. To the extent the American Fund invests in foreign securities, comparable risk factors discussed above with regard to the Global Fund will apply. There is no assurance that the American Fund's objectives will be achieved. Investment in shares of the American Fund is not intended to provide a complete investment program for an investor.

Investments and Investment Techniques

Euro-Denominated Securities. On January 1, 1999, the European Monetary Union ("EMU") plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries initially expected to convert to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain.


     .........Beginning  January  1,  1999,  financial  transactions  and market information including share quotations and company accounts, in participating countries will be denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).


     .........Although  it is not  possible to predict the impact of the Euro on the Funds, the transition may change the economic environment and behavior of investors, particularly in European markets. In addition, investors may begin to view those countries participating in the EMU as a single entity. In the opinion of the Investment Adviser, there will be no fundamental change in the investment philosophy of the Funds with the advent of the Euro, nor will the Funds alter their policies to hedge exposure to foreign currency back to the U.S. dollar. It is expected that a foreign forward currency market will be established in the Euro once it enters general circulation. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences as a result of currency conversions to the Euro.

Repurchase Agreements. Both the Global Fund and the American Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

     .........A  repurchase  agreement  provides  a means  for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.


     .........For  purposes of the  Investment  Company Act of 1940,  as amended
(the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Fixed Income Obligations. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Investment Adviser believes market conditions so warrant and for liquidity.

     Debt Securities. The Funds may purchase "investment grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., ("S&P") or, if non-rated, judged to be of equivalent credit quality by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics.

     High Yield, High Risk Securities. Both Funds may also invest up to 15% of net assets in securities rated lower than the foregoing and in non-rated securities of equivalent credit quality in the Adviser's judgment. The Funds may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. Below investment-grade securities (those rated Ba and lower by Moody's and BB and lower by S&P) or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

     .........As  occurred during the 1990-1992 period, an economic downturn can disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates is likely to have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     .........The  trading  market for high yield  securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds' portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

     .........It is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Zero Coupon and Structured Securities. The Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity although they currently have no intention to invest in such securities. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

Convertible Securities. The Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

 .........The  convertible  securities  in which the Funds may  invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

     .........As debt securities,  convertible  securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

 .........Convertible  securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Other Rights to Acquire Securities

     .........The  Funds may also invest in other rights to acquire  securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the Funds' investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Strategic Transactions

     .........The  Funds may,  but are not required to,  utilize  various  other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

 .........In the course of pursuing these  investment  strategies,  the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to initial margin on instruments regulated by the Commodity Futures Trading Commission ("CFTC") in Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund's ability to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will
comply  with  applicable   regulatory   requirements  when  implementing   these
strategies,   techniques  and  instruments.   Strategic  Transactions  involving
financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

 .........Strategic  Transactions  have  risks  associated  with  them  including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

 .........A  put option  gives the  purchaser  of the option,  upon  payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     .........Each  Fund's  ability to close out its  position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     .........The  hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

 .........OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

 .........Unless  the  parties  provide for it,  there is no central  clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

     .........If a Fund sells (i.e.,  issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

 .........All  calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

General Characteristics of Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

 .........The  Funds' use of  financial  futures and options  thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     .........Neither  Fund will enter into a futures contract or related option
(except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Currency Transactions. The Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

 .........The  Funds' dealings in forward  currency  contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency
transaction  with  respect  to  portfolio  security  positions   denominated  or
generally quoted in that currency.

 .........The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     .........The  Funds  may  also  cross-hedge  currencies  by  entering  into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

     .........To  reduce the  effect of  currency  fluctuations  on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutsche mark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy U.S. dollars.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Short Sales. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     .........When  a Fund makes a short sale,  it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     .........A  Fund's  obligation  to replace the  borrowed  security  will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     .........If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

 .........The  Funds will usually enter into swaps on a net basis,  i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the
unsecured  long-term  debt  of  the  counterparty,   combined  with  any  credit
enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the
Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for
which  standardized   documentation  has  not  yet  been  fully  developed  and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors; (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (iv) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid assets with its custodian to the extent the Funds' obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Liquid assets include equity and debt securities so long as they are readily marketable. The Adviser, subject to oversight by the Board of Directors, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

 .........A  forward  currency  contract which  obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund's portfolio investments.

 .........OTC  options entered into by the Funds,  including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, and the seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

 .........In  the case of a futures  contract or an option  thereon,  a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     .........With respect to swaps, the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     .........Strategic   Transactions  may  be  covered  by  other  means  when
consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     .........The  Funds'  activities  involving  Strategic  Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company (see "TAXES").

Borrowing for Strategic Transactions

 .........Both  Funds may borrow  money in order to  purchase  liquid  high grade
assets  for   segregation  or  margin  purposes  in  connection  with  Strategic
Transactions.  Although neither Fund expects that the interest rate differential
between  its  borrowing   costs  and  the  yield  on  such  securities  will  be
significant, such borrowings could result in net interest expense for the Fund and also expose the Fund to risk of loss from loss of market value due to adverse interest rate, credit quality or currency exchange rate changes.

Investment Restrictions

 .........The  policies  set forth below are  fundamental  policies of the Global
Fund and the American Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds.

 .........As a matter of fundamental policy, neither Fund may:

1........borrow  money, except to obtain liquid securities for use in connection with Strategic Transactions conducted by the Funds in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

2........purchase  or sell  real  estate  (other  than  securities  representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the extent they may be considered physical commodities) or oil, gas or mineral leases or exploration programs;

     3. act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

4. make loans to other persons,  except (a) loans of portfolio  securities,  and
(b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

         5. issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

         6. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

         7. with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies.

In addition, the Board of Directors has adopted the following policy (among others) which may be changed without a shareholder vote: neither Fund may invest more than 15% of its net assets in securities which are not readily marketable. These include securities subject to contractual or legal resale restrictions in their primary trading market (such as OTC options, including floors, caps, collars and swaps, securities of private companies and longer-term repurchase agreements).

If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds' assets will not be considered a violation of the restriction.

Share Certificates

         Due to the desire of the Funds to keep purchase and redemption of shares simple, generally, certificates will not be issued to indicate ownership in either of the Funds.


                                              PERFORMANCE INFORMATION

                  From time to time, each Fund may calculate its performances for inclusion in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated by the Funds in the manner described in the section below.

Average Annual Total Return

Average Annual Total Return is the average annual compound rate of return for the periods of one year and the life of a Fund, each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in the Fund's shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                                                T = (ERV/P)1/n - 1

         Where:

         P         =       a hypothetical initial investment of $1,000

         T         =       average annual total return

         n         =       number of years

         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Cumulative Total Return

Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                                  C = (ERV/P) - 1

         Where:

         C         =       cumulative total return

         P         =       a hypothetical initial investment of $1,000

                                    ERV = ending  redeemable  value:  ERV is the
                           value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Total Return

Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Capital Change

Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

         Quotations of a Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of Portfolio Performance

         Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner or the differences are understood. Investors should consider the methods used to calculate performance when comparing the performance of either Fund with the performance of other investment companies or other types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, either Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

         Because normally most of the Global Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of the Global Fund's investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Global Fund.
Such historical information is not indicative of future performance.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

         Since the assets in funds are always changing, either Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

         Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

                             OPERATION OF THE FUNDS

Structure of the Funds

         Both the Global Fund and the American Fund are separate series of Tweedy, Browne Fund Inc., a Maryland corporation organized on January 28, 1993.

         Costs incurred by each Fund in connection with the organization and initial registration of the Corporation and each Fund will be amortized over a five year period beginning at the commencement of the operation of the applicable Fund.
         The authorized capital stock of the Corporation consists of one billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Fund and 400 million shares of which are allocated to the American Fund. Each share has equal voting rights as to each other share of that series as to voting for Directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

         The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.
         Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Corporation, to the fullest extent permitted by Maryland corporate law, as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
     Investment Adviser
         Tweedy, Browne acts as investment adviser to both the Global Fund and the American Fund. The Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser and as a broker/dealer and is a member of the National Association of Securities Dealers.

     Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Tweedy, Browne is owned by its Managing Directors, Christopher H. Browne, William H. Browne, John D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr., and a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"), which owns a majority interest in Tweedy, Browne. Messrs. Browne are brothers. The Management Committee, which consists of Messrs. Christopher and William Browne and John D. Spears, manages the day-to-day operations of Tweedy, Browne and the Funds and makes all investment management decisions. Neither AMG nor its subsidiary manages the day-to-day operations of, nor participates in the investment process at, Tweedy, Browne.

         Certain investments may be appropriate for one or both of the Funds and also for other clients advised by the Adviser. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for the Funds may be combined with those of other clients of the Adviser in the interest of most favorable net results to a particular Fund.
         The Adviser renders services to the Global Fund and the American Fund pursuant to Investment Advisory Agreements dated as of July 30, 1998 (the "Agreements"). Each Agreement will remain in effect for an initial two year term and thereafter, from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Corporation's Directors or of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminates in the event of its assignment.
         Under both Agreements, the Adviser regularly provides the Funds with continuing investment management for the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds' assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Funds' investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish.
         Under both Agreements, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as open-end investment companies including, but not limited to: preparing reports and notices to the Directors and shareholders, supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; assisting in preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budgets; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.
         Subject to the ability of the Adviser upon approval of the Board to obtain reimbursement for the administrative time spent on the Funds' operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office spaces and facilities.

         For the Adviser's investment advisory services to the Global Fund and the American Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of each Fund's average daily net assets. The fee is payable monthly in arrears, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of such Fund and unpaid.

         Under the Agreements, each Fund is responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Corporation may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

         Each Agreement also provides that the applicable Fund and the Corporation may use any name utilizing or derived from the name "Tweedy, Browne" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the
Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and partners against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.
         Prior to July 30, 1998, the Adviser served pursuant to investment advisory agreements dated October 9, 1997, and was entitled to an annual fee equal to 1.25% of each Fund's average daily net assets. Prior to October 9, 1997 Tweedy, Browne Company L.P. was the Funds' investment adviser pursuant to investment advisory agreements dated June 2, 1993 and December 8, 1993 for the Global Fund and American Fund, respectively. Tweedy, Browne Company L.P., as investment adviser was entitled to receive an annual fee equal to 1.25% of each Fund's average daily net assets.
         For the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, the Global Fund incurred $23,717,001, $14,318,034 and $9,864,278, respectively, in investment advisory fees.


         For the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, the American Fund incurred $7,546,393, $2,892,275 and $1,518,122, respectively, in investment advisory fees after voluntary waivers of $105,730, $284,262 and $192,301, respectively.
         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the Directors or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Administrator

         First Data Investor Services Group, Inc. (the "Administrator" or "Investor Services Group") provides administrative services for the Global Fund for a fee equal to .09% of the Global Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .03% on average assets in excess of $1 billion. For the fiscal years ended March 31, 1998 and March 31, 1997, the Global Fund incurred $734,106 and $1,313,340, respectively, in administration fees after voluntary waivers of $86,035 and $84,934, respectively. For the fiscal year ended March 31, 1996, the Global Fund incurred $1,116,971 in administration fees.
         Prior to February 15, 1997, the Company paid Investor Services Group an administrative fee equal to .12% of the Global Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .08% on average assets in excess of $500 million.

         The Administrator also provides administrative services for the American Fund for a fee equal to .09% of the American Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .03% on average assets in excess of $1 billion. For the fiscal year ending March 31, 1998, the American Fund incurred $254,085 in administration fees, after a voluntary waiver of $22,539. For the fiscal year ended March 31, 1997, the American Fund incurred $296,867 in administration fees, after voluntary waivers of $32,914 for the period April 1, 1996 through February 14, 1997 and $21,979 for the period February 15, 1997 through March 31, 1997. For the fiscal year ended March 31, 1996, the American Fund incurred $156,669 (after voluntary waiver of $54,000) in administration fees.
         Prior to February 15, 1997, the Company paid Investor Services Group an administrative fee equal to .10% of the American Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .06% on average assets in excess of $500 million.

         Under the Administration Agreement for each Fund, the Administrator is required to provide office facilities, clerical, legal and administrative services, accounting and record keeping, internal auditing, valuing a Fund's assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. Subject to certain conditions, the Administration Agreement has a term of three years until February 15, 2000 and thereafter shall automatically renew for successive terms of one year unless terminated and is terminable on 60 days notice by either party.

Directors and Executive Officers

         The Directors and executive officers of the Corporation, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Corporation, as defined in the 1940 Act, is indicated by an asterisk.

Name and Address                  Position with Corporation         Principal Occupation**
--------------------------------- --------------------------------- ------------------------------------------------

Bruce A. Beal, Age 62             Director                          Partner and Officer of various real estate
The Beal Companies                                                  development and investment companies.  Real
177 Milk Street                                                     estate consultant.
Boston, MA 02109

Christopher H. Browne*,           President, Director               Managing Director of Investment Adviser and
Age 52                                                              Distributor

Arthur Lazar, Age 86              Director                          President of Lazar Brokerage (insurance
Lazar Brokerage                                                     brokerage)
355 Lexington Avenue
New York, NY 10017

Richard Salomon,                  Director                          Partner in Christy & Viener
Age 51                                                              (law firm)
Christy & Viener
620 5th Avenue
New York, NY 10020

Anthony H. Meyer,                 Director                          Retired
Age 67
Box 1980
Edgartown, MA 02539

William H. Browne,                Treasurer                         Managing Director of Investment Adviser and
Age 53                                                              Distributor

M. Gervase Rosenberger,           Vice President                    General Counsel for Investment Adviser and
Age 47                            and Secretary                     Distributor

John D. Spears, Age 50            Vice President                    General Partner of Investment Adviser and
                                   Distributor

*        Mr.  Christopher  Browne is considered by the  Corporation to be a Director who is an "interested  person"
         of the Adviser or of the Corporation (within the meaning of the 1940 Act).
**       Unless  otherwise  stated,  all the  Directors  and officers  have been associated with their respective companies for more than five years.



         Except as stated, the address of each such person is the same as the Adviser's. Each of the Directors who is not affiliated with the Adviser will be paid by the Corporation on behalf of the Funds. Effective October 1, 1997, each Fund pays each of these unaffiliated Directors an annual Director's fee of $8,000 and fees of $500 for attending each Directors meeting. Prior to October 1, 1997 each unaffiliated Director received an annual Director's fee of $2,000 and fees of $500 for each Directors Meeting attended. The officers are paid by the Adviser or the Administrator.
         The following table sets forth certain information regarding the compensation of the Corporation's Directors for the fiscal year ended March 31, 1998. No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

                                                                            TOTAL COMPENSATION FROM THE CORPORATION
                                      AGGREGATE COMPENSATION FROM THE                   AND COMPLEX PAID
         NAME OF PERSON                          CORPORATION                              TO DIRECTORS
          AND POSITION
Christopher H. Browne                                $0                                        $0
Chairman of the Board and
President

Bruce A. Beal                                      $7,000                                    $7,000
Director

Arthur Lazar                                       $7,000                                    $7,000
Director

Daniel J. Loventhal*                               $1,500                                    $1,500
Director

Richard Salomon                                    $7,000                                    $7,000
Director

Effective May 12, 1998, Anthony H. Meyers was elected a Director of the Company.
* Daniel J. Loventhal is no longer a Director of the Company.

Control Persons and Principal Holders of Securities

         As of June 30, 1998, the following persons owned 5% or more of the outstanding shares of the Global Fund and the American Fund:

                                                                                                 Percent of Total
                                                                                                      Shares
                     Fund Name                       Name and Address                               Outstanding

Tweedy, Browne Global Value Fund                     Charles Schwab & Co., Inc.                       23.9%
                                                     101 Montgomery Street
                                                     San Francisco, CA  94104

Tweedy, Browne Global Value Fund                     National Financial Services Corp.                 8.8%
                                                     P.O. Box 3908
                                                     Church Street Station
                                                     New York, NY  10008

Tweedy, Browne Global Value Fund                     Donaldson Lufkin & Jenrette                       6.06%
                                                     P.O. Box 2052
                                                     Jersey City, NJ  07303

Tweedy, Browne American Value Fund                   Charles Schwab & Co., Inc.                       23.04%
                                                     101 Montgomery Street
                                                     San Francisco, CA  94104

Tweedy, Browne American Value Fund                   National Financial Services Corp.                19.9%
                                                     P.O. Box 3908
                                                     Church Street Station
                                                     New York, NY  10008

Tweedy, Browne American Value Fund                   Donaldson Lufkin & Jenrette                       5.7%
                                                     P.O. Box 2052
                                                     Jersey City, NJ  07303


         The Corporation believes that such ownership is of record only and is not aware that any person owns beneficially 5% or more of the shares of the Global Fund or American Fund.

         As of July 12, 1998, the Directors and officers of the Corporation beneficially owned 1.4% of the outstanding common stock of the Global Fund and 3.1% of the outstanding common stock of the American Fund.

Distributor

         The Corporation has distribution agreements with the Adviser to act as distributor (the "Distributor") for the Global Fund and American Fund each dated as of July 30, 1998 (the "Distribution Agreements"). Each Distribution Agreement will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreements or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation.


         Under the Distribution Agreements, the Corporation is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Corporation's registration statement and a Fund's prospectus (including this Statement of Additional Information) and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Corporation as a broker/dealer in various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders, notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and that portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Corporation.
         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, as well as the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Corporation.

         As agent, the Distributor currently offers each Fund's shares on a continuous basis to investors. The Distribution Agreements provide that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor.


                                                       TAXES

         Each Fund intends to qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated  investment  company, a Fund must comply with certain  requirements of
the  Code  relating  to,  among  other   things,   the  sources  of  income  and
diversification of assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income).
         A regulated investment company qualifying under the Code is required to distribute each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net capital gains in the manner required under the Code. Each Fund intends to distribute at least annually all of its investment company taxable income and net capital gains and therefore generally does not expect to pay federal income taxes.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Funds will be treated as having been distributed.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income. Dividends from domestic corporations are expected to comprise some portion of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which may so qualify. Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction discussed above. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the distribution date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

         Distributions by a Fund results in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution which will nevertheless be taxable to them.

         Each Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Each Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the taxes paid by the Fund to foreign countries will qualify for the treatment discussed above for that year, and if they do, such notification will designate (i) each shareholders' pro rata portion of the qualified taxes paid and (ii) the portion of the distributions that represents income derived from foreign sources.

         Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

         Equity options (including options on stocks and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option sold by the Fund is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund.

         Many of the futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed non-equity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

         Positions of each Fund which consist of at least one stock and at least one stock option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Straddle positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expenses or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.
         Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish either Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if either Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.
         Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

         Shareholders of each Fund may be subject to state and local taxes on distributions received from either Fund and on redemptions of each Fund's shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                             PORTFOLIO TRANSACTIONS

         The Adviser conducts all of the trading operations for both the Global Fund and the American Fund. The Adviser places portfolio transactions with or through issuers, underwriters and other brokers and dealers. In its capacity as a broker-dealer, the Adviser reserves the right to receive a ticket charge from each Fund for such service although it currently does not engage in this practice.
         The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Funds for appraisal purposes, or who supply research, market and statistical information to either Fund or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   and
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for either Fund to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser, that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds. For the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, the Global Fund incurred brokerage commissions of $2,670,257, $2,167,248 and $1,135,039, respectively. For the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, the American Fund incurred brokerage commissions of $636,393, $223,652 and $210,767, respectively. The increase in commission payments is attributable to the increased size of the Funds.


         Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the fiscal years ended March 31, 1998 and March 31, 1997, the Global Fund's portfolio turnover rates were 16% and 20%, respectively. For the fiscal years ended March 31, 1998 and March 31, 1997, the American Fund's portfolio turnover rates were 6% and 16%, respectively.
                                 NET ASSET VALUE

         The net asset value of shares for both the Global Fund and the American Fund will be computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for the Funds is determined by dividing the value of the total assets, less all liabilities, by the total number of shares outstanding.

         In valuing a Fund's assets, a security listed on an exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) will be valued at its last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Adviser determines that the last sale price prior to valuation does not reflect current market value, the Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Adviser.
         The value of a security which is not readily marketable and which accordingly is valued by or under the direction of the Directors is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

     Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the 2:00 p.m. New York time spot rate. Foreign currency exchange contracts are valued using the relevant 2:00 p.m. New York time spot rate and future rate on foreign currency contracts.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when that Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


                             ADDITIONAL INFORMATION

Experts

         The financial statements and schedules of investments of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund at March 31, 1998 and for each of the periods indicated therein appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm
as experts in accounting and auditing.      Other Information

         The Corporation employs Boston Safe Deposit and Trust Company as custodian and First Data Investor Services Group, Inc. as transfer agent for both the Global Fund and the American Fund.

         The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, information incorporated by reference to this Statement of Additional Information and the Prospectus and other information regarding registrants that file electronically with the SEC.

Financial Statements

         The Funds' Annual Report for the fiscal year ended March 31, 1998 is included herein.

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                                [graphic omitted]
                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND

                                     ANNUAL
                                 MARCH 31, 1998
                                 --------------

                               [graphic omitted]

                                 TWEEDY, BROWNE
                              AMERICAN VALUE FUND

-------------------------------------------------------------------------------

                           TWEEDY, BROWNE FUND INC.

Investment Manager's Report ........................................       1

Tweedy, Browne Global Value Fund:
Portfolio Highlights ...............................................      19
Perspective On Assessing Investment Results ........................      20
Portfolio of Investments ...........................................      22
Schedule of Forward Exchange Contracts .............................      32
Statement of Assets and Liabilities ................................      39
Statement of Operations ............................................      40
Statements of Changes in Net Assets ................................      41
Financial Highlights ...............................................      42
Notes to Financial Statements ......................................      43
Report of Ernst & Young LLP, Independent Auditors ..................      51
Tax Information (unaudited) ........................................      52

Tweedy, Browne American Value Fund:
Portfolio Highlights ...............................................      53
Perspective On Assessing Investment Results ........................      54
Portfolio of Investments ...........................................      56
Schedule of Forward Exchange Contracts .............................      64
Statement of Assets and Liabilities ................................      66
Statement of Operations ............................................      67
Statements of Changes in Net Assets ................................      68
Financial Highlights ...............................................      69
Notes to Financial Statements ......................................      70
Report of Ernst & Young LLP, Independent Auditors ..................      77
Tax Information (unaudited) ........................................      78
-------------------------------------------------------------------------------

    This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

-------------------------------------------------------------------------------

TWEEDY, BROWNE FUND INC.

-------------------------------------------------------------------------------
Investment Manager's Report
-------------------------------------------------------------------------------
                           [Photo of Will Browne, John Spears and Chris Browne]
To Our Shareholders:            Will Browne, John Spears and Chris Browne

    We are pleased to present the annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the year ended March 31, 1998.

    For the year ended March 31, 1998 the net asset value of the shares of the Tweedy, Browne Global Value Fund increased 33.09%* to $18.98 per share. This performance includes the reinvestment of a dividend of $1.36070 per share paid in December 1997. For the same period the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index gained 18.61%. The EAFE Index is measured in U.S. dollars so any rise in the value of the dollar vis-a-vis other currencies would reduce the reported results of the Index. Once again, this was the case over the last twelve months with the dollar appreciating against most major foreign currencies. As you know, because we believe that we are unable to predict the direction of twenty different currencies in relation to the dollar, it is our policy to remain fully hedged back into the dollar at all times with respect to our foreign currency exposure. Therefore, perhaps the most relevant comparison to our performance is the EAFE Index hedged back into the U.S. dollar. The EAFE Index hedged showed a gain of 28.67% for the twelve months ended March 31, 1998. Foreign currency declines against the dollar have had a significant dilutive effect on the results of unhedged international portfolios and indexes over the last two years. Our policy of being hedged has protected us from these currency effects, and allowed our shareholders to get the full benefit from the appreciation of our stocks.

    The country weightings in the Global Value Fund have not changed appreciably over the last year. However, we have started to slowly increase the number of holdings in the Far East, including Japan, Hong Kong, Singapore, and Malaysia. As you would expect, with the collapse in Asian markets over the last year, there has been a corresponding increase in "value" opportunities. Many of the bargains we are finding today are reminiscent of the type of valuations we last saw in U.S. markets in 1974.

    The overall financial characteristics of the Global Value Fund have changed little since our mid-year report. Currently, approximately 43% of assets are invested in stocks having a weighted average price/earnings ratio of 12.9 times earnings. Stocks with a price/earnings ratio of 12.9 times earnings are cheaper than 86.5% of the 7,459 stocks in the Worldscope database with market capitalizations above $100 million in those countries where the Global Value Fund has investments. A further 29% of assets are invested in stocks with a weighted average price/book value ratio of .91. Stocks with an average price/book value ratio of .91 are cheaper than 89% of the issues in the database.

    The performance of the American Value Fund was good on an absolute basis, although not quite as good on a relative basis to that list of stocks which we don't own, the S&P 500. For the year ended March 31, 1998 the net asset value of the American Value Fund increased 46.14%* to $23.04 per share after adding back a dividend of .59910 per share paid in December 1997. The American Value Fund slightly underperformed the S&P 500, which was up 47.96% for the same period. On a calendar year basis, our performance in 1997 exceeded that of the S&P 500 by over 500 basis points (38.87% vs. 33.38%). As we've pointed out in previous reports, it would be nice to beat the S&P 500 each and every year, but our own research and experience suggests that it is simply not possible. (Please see the enclosed booklet, Ten Ways to Beat an Index.)

    We happen to be, and have been for the last several years, in a period where large cap stocks have led the market and boosted the returns of capitalization weighted indexes, such as the S&P 500. For instance, over the last 4 1/3 years since the American Value Fund's inception, the S&P 500 was up 22.22% annually, excluding dividends (25.04% including dividends), versus 16.24% annually for the Russell 2000 Index (excluding dividends) of smaller companies. This is quite a divergence from longer measurement periods, where empirical studies indicate an edge for smaller cap stocks (particularly small cap value stocks). As we've explained in the past, because we invest across the full spectrum of market caps (approximately 34% of the American Value Fund is invested in stocks with market caps less than $1 billion), it is difficult for us to outperform the S&P 500 when large cap stocks are beating the overall market. The American Value Fund also has approximately 17% of its assets in undervalued foreign stocks, which have not performed quite as well on an absolute basis as U.S. stocks over the last several years. With our exposure to smaller and medium capitalization companies, including some that we think are terrific bargains outside the U.S., the portfolio of the American Value Fund bears little resemblance to the S&P
500. That's the way we like it. If we are going to have a chance to beat the index over the long term, our portfolio can't look like it. While we wait for our small cap stocks to perk up, we are quite pleased with the 23%* plus annualized returns we have been achieving. In fact, the annualized return for the American Value Fund ranks in the top 13%, based on the annualized return from December 31, 1993 to March 31, 1998 of all 393 funds measured by Lipper Analytical Services in the Growth Fund Investment Objective category. For the year ended March 31, 1998, the American Value Fund's annualized return of 46.14%* ranks in the top 40% measured by Lipper for the same category.

    As with the Global Value Fund, the fundamental financial characteristics of the American Value Fund have changed little since our mid-year report. Currently, approximately 53% of assets are invested in stocks with a weighted average price/earnings ratio of 12.7 times earnings. Stocks with a price/ earnings ratio of 12.7 times earnings are the cheapest 8% of U.S. stocks with market capitalizations above $100 million in the Bloomberg database. Stocks bought on a low price/book value ratio comprise 19% of assets, and have a weighted average price/book ratio of 1.02. Stocks with an average price/book ratio of 1.02 are the cheapest 3% of the database.

    There has been little portfolio turnover for either Fund with the turnover rates for the Global Value Fund and the American Value Fund running 16% and 6% in the past year, respectively. Even with a lower capital gains tax rate for stocks held for at least 18 months, our aversion to taxes remains the same.

    The past year was obviously a good time to be invested in stocks almost anywhere with the obvious exception of the emerging markets of Asia. In fact, the last three calendar years, 1995 through 1997, have been an extraordinary time for U.S. stocks with the Standard & Poor's 500 Stock Index showing a cumulative gain of 125.8% for an average annually compounded rate of return of 31.2%. These results again bring up the question of how long this will continue. We wish we knew. Caution could have led one to have taken some money out of the market after the great results experienced in 1995 alone. Another year of well-above-average stock market returns in 1996 could only increase one's apprehension about staying in the market. Then, 1997 saw the stock market turn in one of its best years in the last twenty years. Not being invested in any or all of the past three years would have had tremendous opportunity costs to the average investor.

    Stock markets do not rise all the time. Equity investing is not a passbook savings account with returns of 10% or 20% or 30% per year where your principal is never at risk. Stock markets can decline. Investors in Asia learned that lesson last year. However, if the stock market declined 25% in 1998, we would only be giving back the gains of the previous year. The S&P 500 gain for the four years ending 1998, even after a 25% decline, would still be an impressive 69.3%. Of course, if 1998 is going to be the year the stock market drops 25%, it would be a great move to sell out now and go back in after the dust settles. Unfortunately, the economic and political tea leaves that affect stock markets are never that easy to read. From 1975 through 1997, the S&P 500 has declined on an annual basis in only three years and each decline was less than 10%. It went up in each of the other twenty years. (We will choose for our purposes to ignore interim fluctuations such as the "Crash of '87" on the assumption that we were invested at all times, and we count our wealth once a year on December 31.) If an investor were presented with the proposition that he or she could invest his or her money for twenty-three years at an annually compounded rate greater than inflation, bonds or short-term money market instruments, but they would experience declines in three of those years that could not be predicted or avoided, it is unlikely that anyone would not make that investment.

    Despite the generally accepted fact that it is impossible to predict short-term stock market trends, hope of doing so springs eternal. And our industry does not help. In our opinion, far too much attention is devoted to speculation about events that we cannot predict. With enough so-called experts making so many predictions, enough to cover every possible eventuality, someone is bound to be right. However, as a simple investor, how are we to determine who has made the correct prediction? The answer is: we cannot. This has not put a stop to people holding themselves out as experts and who claim to know what the future will bring, nor legions of others willing to accept such predictions as having validity. We recently ran into a friend who was praising the prognosticating ability of a particular money manager. This money manager specializes in selling short, picking companies that he believes will decline in the future. One of his recent picks was Oxford Health Plans. From a high in the past twelve months of $89 per share, the stock has recently been trading around $13. The company discovered some problems in its accounting systems which were masking enormous losses rather than the profits that had been previously reported. Our friend thought this money manager was brilliant based on this one fortuitous stock pick. When we asked our friend if he had any idea how this money manager had done overall in the past few years, he did not have a clue. The manager in question has had one up year in the past seven. Short selling is not an easy place to be in a bull market. However, our friend was willing to focus on one stock selection which worked beautifully while ignoring the sum of all the manager's selections. A stock portfolio is comprised of many stocks; it is the result of the portfolio that counts, not one stock. The same can be said for stock market predictions. Calling one movement in the stock market is of little value over the long term, and we are not aware of anyone who has compiled a long-term record of successfully predicting stock market movements.

    One of the more absurd sound bites we heard recently was in one of those fifteen-second promos you hear on television for a show that will be shown later that evening. The host of the show was enticing us to tune in to hear one of the more celebrated stock market pundits with this prediction: "So and so sees market gains in the first half of 1998, but rough sledding for investors in the second half. Find out why at ten o'clock." This statement can only mean that there now exists some reason the stock market will be in trouble four or six months from now, but for the time being, investors are unaware of it or are choosing to ignore it. If in fact there was some degree of certainty that there was going to be a war in the Middle East later in the year, or that Alan Greenspan was going to raise interest rates, or that corporate profits were going to decline in the second half, this news would already be incorporated into the level of the stock market. That is what stock markets do; they process important economic and political information, calculate their effect on the economy and adjust stock prices accordingly. Often these adjustments exaggerate the significance of the news that caused them and investment opportunities are created. We can only presume in the situation above that the news that would roil the markets in the second half of 1998 was known only to the pundit who would be appearing at ten o'clock, and that if we tuned in, this knowledge would be imparted to us.

    As we have said in the past, the stock market will decline at some point in the future. We do not know when or by how much, and we do not know what event or circumstances will precipitate the decline. The current economic problems in Asia are cited as one possible cause of trouble for the U.S. markets, but so far we have weathered the storm. We could cash out now, wait for the decline and then reinvest when it reaches the bottom. This presumes one can determine when the bottom has been reached, and if the decline has been particularly disquieting, would have the courage to go back in. We could have done this last year, two years ago, or even three years ago. The same apprehension about stock prices has existed in varying degrees for several years. Cashing out one, two or three years ago would have been a costly mistake in terms of foregone profits. So far in 1998, the same holds true. Over the long term, stocks have outperformed bonds and cash. With the exceptions of the 1973-74 market and the Great Depression, it has not taken more than two years for stock prices to recover losses experienced in a bear market. Generally, recovery takes far less than two years. We find these odds favorable to investors and therefore see no reason to do anything differently than we have for many, many years.

    While we have not signed on to the theory that recessions will never happen again and therefore one should throw caution to the wind because the stock market can only go up, times are definitely better for now. Forty years ago, the auto companies dominated the American economy and "What was good for General Motors was good for America". However, recessions occurred periodically. Cars would begin to pile up on dealers' lots, but no one really knew how serious the situation was until they counted the inventory once a month. When there were too many unsold cars, dealers cut back on orders, the auto companies cut back production and laid off workers. The effect spilled over into the steel industry and so on down the line. Today, thanks to computers, General Motors probably knows hourly how many unsold cars are in inventory. Production can be adjusted and big inventory buildups that led to layoffs can be avoided or at least softened. Corporate raiders of the 1980s may also have benefitted American industry by breaking up the old boy network of complacency in a world that was opening up to global competition. Ten years later, the United States, which was almost given up as an inefficient, lumbering, former economic power is now the engine that is driving the world economy. We have traded places with Japan.

    Technology has become one of the largest sectors of the S&P 500 and is creating new jobs every year. Corporate leaders are also acting in a more rational way. Corporations are more focused; acquisitions are now generally in their principal lines of business where two plus two does have the possibility of equaling five. Conglomeration and diversification are seldom mentioned. While companies must now compete on a global basis, they can also sell their products on a global basis. And interest rates could go lower still. We forget that for forty years, from 1926 to 1966, the Standard & Poor's high grade bond yield was always below 6%, and for thirty-eight of those years it was below 5%. It could happen again.

    We do not mean to imply that we are becoming macro-economic investors. We are merely making the observation that there may be less obvious reasons stocks have performed well and could continue to perform well. Despite the fact that we may sometimes sound somewhat skeptical, we are essentially optimists. We think you have to be optimistic to succeed in the investment business. Our optimism is not Prozac-induced but is a result of our observation that sound investment principles produce favorable results over time. We do not fret that after so many years of prosperity, we are fated to enter a period of adversity. The market is high on a historic basis, but it is not in silly land. In 1972, before one of the greatest bear markets of the century, stocks were much higher, irrationally higher. The nifty-fifty growth stocks of their day, which comprised a significant part of the stock market indexes, were in many cases selling at fifty and sixty times earnings. A decline of 10% or 20% would not have brought those stocks back to rational levels. There was no margin of safety in a company selling cosmetics door-to-door that was trading at 68 times earnings. That company, Avon Products, went from a high of $132 to a low of $17 in approximately twelve months, a decline of 87%. A few declines like that in some large capitalization growth stocks and it becomes easy to see why the averages fell 60%. If we avoid owning these irrationally over-priced stocks and the growth fad stocks of the day, we do not have to worry about permanent loss of capital. The stock market can go down; the fall could even be particularly nasty. Unfortunately, this comes with the territory. Fortunately, it does not mean that you will not be better off in the long run by sticking with your investment strategy.

    In our opinion, investment managers who believe they can predict stock market fluctuations are engaging in self-deception. There is a lot of self-deception in the investment business because people are often unwilling to accept the limitations of their own abilities, because they need to justify their work, or because their boss requires it. Take security analysts, which is how we generally describe ourselves. If an analyst spends a week investigating a company, visits the management and tours the plants or laboratories, he wants to make a case for buying the company. After devoting so much time to one company, he would be reluctant to tell his boss that it was a complete waste of his time because it was a lousy company. He would have to explain why he looked at it in the first place. In many large money management firms, there are numerous analysts who are each assigned to a specific industry. Can you imagine the widget industry analyst walking into the weekly or daily portfolio managers meeting and saying, "All the widget stocks are overpriced, and I don't think we should own any of them." Time to check the help wanted ads. What if one of the more successful portfolio managers loved the widget stocks? Is it likely the analyst would be willing to voice an opinion that was contrary to his superior's point of view?

    As securities analysts, we believe our job is part detective and part reporter. As detectives, we look for clues that may lead us to investment opportunities. As reporters, we gather facts by reading reports and filings, and by talking to people who may be knowledgeable about a specific company. We then consider this information in the context of our particular investment "schema" and decide whether a company fits or not. The fact gathering and investigation we do is generally limited to determining if a company has the fundamental financial characteristics of stocks that we buy. It is not unlike buying a new house. If you were in the market for a house, presumably you would make up a list of your requirements; four bedrooms, three bathrooms, a family room, a certain location, etc., etc. If a house does not meet your needs, there is no point in looking at it. If you need four bedrooms for the kids, you would probably keep looking rather than say: "We like this three bedroom house and maybe we could make the kids double up." We do the same thing when looking at stocks. Our requirements, or criteria, are what psychologists call schemas. Schemas determine how we will interpret financial information. In essence we are "scripted" to reject companies like Netscape, which has no book value and minimal earnings, but has the supposed prospects to revolutionize some field of technology. We will react positively to a Pharmacia & Upjohn which, when we bought it, had the lowest price-to-sales ratio in the industry, and a new CEO who spent approximately $4 million of his own savings to buy stock in the company.

    We are at a loss to understand why so few people in the investment business appear to have any hard schemas. Decades of data is available to determine which financial characteristics of stocks have produced superior performance, and computers can easily do the back testing. One word of caution; the characteristics must have some logical validity. We are sure that some program could produce the result that companies with blue corporate logos located west of the Mississippi beat the averages 65% of the time. This may be true, but it has no relevance. A possible explanation of why most investors have no schemas may be that many stocks that do not fit a logical set of criteria still do very well. We have to accept the fact that a lot of stocks we would never own may do very well, perhaps better than the ones we would own. Most money managers probably try to find those great performing stocks, having convinced themselves that they are smart enough to succeed where few have. Also, many investors looking for good money managers try to find just those "smart" guys.

    For our own money, we are content to rely on the criteria that over long periods of time have outperformed the popular stock market averages, remembering that the averages beat between 75% and 85% of the money managers. We have to accept the fact that we are not capable of picking only the best performing stocks. We have to accept periods of underperformance. We must also accept the fact that we will own some clunkers despite how well they fit our criteria. We like to think that research will enable us to weed out all the bad investments, but that is just not the case. If we had the prescience to pick out the top ten performers from among all the stocks we own, our results would be off the charts. But we cannot. Trying to identify winning stocks without a set of criteria is, in our estimation, as difficult as trying to determine whether and when the market is going up or down.

    It is true that earnings generally drive individual stock prices. This explains why most Wall Street research focuses on earnings estimates. Rising earnings are equated with rising stock prices no matter how high the price/ earnings ratio may be. Analysts are expected to make these estimates accurately. Again, we do not believe this is consistently possible. Numerous studies, including some by David Dreman, point to the inaccuracy of analysts' earnings estimates. The financial press is full of stories about companies whose stocks have plummeted because earnings came in below estimates. Usually these companies' valuations did not provide any margin of safety for a negative surprise. Having been members of several corporate boards through the years, we can attest to the difficulty of predicting short-term earnings results even by management, which presumably has access to more information than Wall Street analysts. Many widely followed companies lead the analysts to correct earnings projections. This makes the analyst look good, and the company is often rewarded with a higher price/earnings ratio.

    In a recent telephone conversation with a reporter for a major financial publication, we were asked how many research people we employed. We responded that we had the three original principals who were all analysts, and in addition we had four other research analysts. When the reporter began to laugh, we asked what was so funny. He said he visits large mutual fund companies who proudly boast of having 100 or more analysts. We wondered what they could be doing? If a large mutual fund company is managing $40 billion, the number of stocks large enough for them to invest even one percent of their assets in is about 300. That is one analyst for every three companies. All they can be doing is babysitting their stocks, listening for every bit of information that comes out and forwarding it on to the portfolio managers. Most information is either not significant or not really relevant. In the management of time, it is important to know what is worth knowing and what is not.

    Another reporter, who seems to like us, told us that the only criticism he had heard of Tweedy, Browne was that the principals may not be as hungry as they used to be. Given that our investment performance of late does not appear to have suffered and we do not think we are doing anything differently than we did five or ten years ago, we could not understand what would give rise to that comment. He offered one explanation. Most growth stock managers or momentum investors seem to turn over their portfolios at a much faster rate than we do. We admit that we do not arrive at work each day ready to sell and buy a significant portion of our holdings. We tend to hold stocks for a long time. That is good in our opinion. It means lower transaction costs, and for tax-paying clients, lower taxes. If our premise for buying a stock is still valid, small changes in its share price do not require new buy and sell decisions. As we do not buy stocks based on next quarter's earnings estimate, we do not have to sell if it misses its projections by a few pennies per share. We may also be a bit older than most money managers. Our five managing directors range in age from 40 to 53. We still think this is relatively young, and that we have a number of years of "tread on our tires."

    There could also be a perception that following our partial sale of Tweedy, Browne to Affiliated Managers Group, our "hunger" may be diminished. There is no reason to stop doing what we have been doing; there is, in fact, greater reason to keep on doing what we have been doing because our personal net worth that is invested in the stocks our clients own is now greater. We enjoy the intellectual challenge of the investment business, and we enjoy being successful at it. We also think we picked the right partner in AMG. Other than treating us to a celebratory dinner, we have had almost no contact with them. They have been helpful when we have asked how other investment advisors have dealt with some operational problems, but otherwise the folks at AMG have done just as they said they would: left us alone.

    What we do is relatively easy and does not require the stamina of a triathalon runner. Almost any Wall Street analyst has enough brains to do the kind of research we do. Again, it comes back to the kind of information we are looking for, and the use we make of that information. As we discussed with our "hungry"-comment reporter, value money managers tend not to burnout. High turnover, growth and momentum money managers lead much more stressful lives. They do not have an investment schema to fall back on for comfort when stock prices are moving against them. They also feel compelled to know every last bit of information about the stocks they own: the latest earnings information, who is buying, and who is selling the stock on Wall Street. Physical stamina tends to peak at a fairly early age, as many Olympic athletes have learned when they become has-beens in their late twenties. Fortunately, investing requires mental stamina, and that seems to hold up much longer. This may be God's way of compensating us for a decline in our physical abilities. Our friend, Walter Schloss, is now eighty-one years old, and his investment record spans forty-three years with no sign of diminishing returns. He is the Energizer man of the investment world: "he just keeps going and going and going." We hope we can, too. As long as our marbles are intact, age can bring the added benefit of experience, which is both intellectual and emotional. Hopefully, we are better able to recognize investment ideas that do not work and thus not waste our time going down some dead-end path, and are better able to cope with the "agita"+ which usually accompanies a bear market. We told our reporter friend that the only thing different about our attitude towards work is that we have a lower tolerance for unpleasant clients. Fortunately, we do not think we have any such clients now, but if a potential new client came along who we suspected might take up an unreasonable amount of our time, we would be reluctant to take them on. This is not complacency; it is common sense. We want to maximize the time we can devote to research and money management.

    In our opinion, far too much time is devoted to keeping track of money managers. This is probably because money managers are selected because the client thinks "they are smart." Proving to the client that a money manager is "smart" is an enormously time-intensive business. "Smart" usually means the ability to pick stocks that only go up, which requires intense research on the part of the manager. The manager must devote endless hours following his/her investments for fear some unforeseen event will result in the stock going down. The client will take away from the time the manager has to devote to investment research in order to visit with the manager to see if he/she is still hard at work and not goofing off. These visits would seem to be self- defeating. While the client will categorize managers as to investment "styles," they often do not try to understand what the manager actually does. They do not try to figure out what investment schemas the manager uses in selecting investments because they believe smart research of individual companies leads to success. Estimating a company's next quarter earnings per share to the penny is more important than asking why you own that company in the first place. Analysts will attempt to estimate how much money Coca-Cola will earn in the March quarter rather than focusing on how many more hundreds of millions or billions of people around the world can be persuaded to buy Coke. The fact that there are 160 million Indonesians who do not drink alcohol is far more important to the long-term success of owning Coke than getting a three-month earnings projection right. But the investment world believes that if Coke makes next quarter's estimates, the stock will continue to rise. However, if it earns, say 32 cents, when the estimate was 34 cents, the stock might go down in the short run despite the fact the 160 million thirsty Indonesians are still out there.

    We believe understanding how a money manager thinks is far more important than how accurate his/her earnings projections are or how many hours he/she spends in the office. We can look at another money manager's portfolio and almost always understand why they own what they own. Two of us sit on our alma maters' investment boards. We do not believe it is necessary to visit the managers these endowments employ to learn if they have hired a new analyst or fired an analyst, or try to determine if they are still working hard. So long as the principals are still active, we can merely look at the stocks they buy to tell if they are still doing what they told us they would. When you understand how a money manager looks at investments and have determined that the portfolio holdings are consistent with that view, you are better off leaving the manager alone to do what you are paying him/her to do.

    Unfortunately, too few managers are really asked what they do, and too few could answer the question if asked. The focus is on intense, detailed research of individual stocks rather than some set of principles, or schemas, that guide the investment process. What these clients and their managers are trying to do without realizing it is pick anywhere from fifty to one-hundred-fifty stocks or more, depending on the portfolio turnover rate, every year that will outperform the market. This is a daunting task made impossible without a set of valid investment principles. Warren Buffett has been quoted as saying he only needs one good investment idea a year, and he has not done so badly. By concentrating their effort on individual stocks and earnings guesstimates, analysts are missing the big picture. Far more important is a focus on the characteristics of a group of stocks, a portfolio, that has outperformed the market over long periods of time. Once a manager has determined those characteristics, the manager will have a schema by which to analyze individual stocks. Research becomes much easier. If you were going to take up golf, you would not take a bag of clubs and start swinging. You would learn the use of each club and the proper way to swing. You would take the time to find out what successful golfers do. Why should investing be any different?

    Successful investing becomes much more quantitative than qualitative. That is what schemas will do. They will permit the manager to take a universe of stocks and quantitatively screen out those issues that do not fit the schema and, thus, should not be researched. The schema will also provide a list of stocks that should be researched because they fit some or all of the criteria. The more criteria an individual stock meets, the easier it is to analyze. If a company is analyzed from the perspective of a schema, it either fits or it does not. Facts tend not to be bent to produce a desired result. If a stock does not fit, it is difficult to make a case for buying it. If you need a house with four bedrooms, one with three bedrooms will not do no matter what. However, money managers are expected to only let winners into their portfolios. Even the best schemas will let a real dog in from time to time. As we have said, we accept this. Not every stock we buy goes up the next day. Some occasionally never go up, while others take longer than we would like. How many times has an advisor met with a client and gone through the following dialogue: "Mr. Jones, your portfolio was up 40% last year as compared to a stock market gain of 30%." "Yeah, but why did you own Kmart? It went down last year." Ever wonder why so many portfolios have such high turnover rates?

    Quantitative investment strategies are for the most part shunned by the investment community. After all, why are we paying these money managers? We want our managers to be smart, to be able to predict if the market will go up or down, and which companies will do well. Anybody can feed a set of criteria into a database of stocks and let the computer pick the holdings. No creative brilliance there. We are at a loss to understand this aversion to quantitative investment approaches since the most widely employed one is the index fund, which we have said beats 75% to 85% of the money managers. Moreover, the benchmarks used to measure manager performance are nearly all quantitative. Part of the problem relates to the fact that a quantitative approach loses some of the time. The market has outperformed us approximately 35% of the years we have been managing money. These periods of underperformance may be more than either the client or the manager can tolerate. The client may begin to question the validity of the strategy, and the manager may react by tweaking the criteria. Consistency is key to successful investing.

    It takes time to get comfortable with an investment approach. It is only human nature to worry about losing money. We have been doing what we do for so long and have been rewarded so handsomely, that we do not think we will ever change. This may account for what some may perceive as a lack of "hunger." We do not worry as much about how we invest. If the market drops 200 points on a given day, we do not equate this with a mile-wide asteroid heading for Manhattan.

    Investing is now easier and more fun than in years past. It is easier not because there are so many cheap stocks today, but because technology has made it easier to analyze companies. Instead of scurrying around to get our hands on annual reports, 10Ks, and other research information, we can point and click and even surf the Internet for information. And, it is more fun because we can now look for investment ideas globally. We also have the camaraderie of five managing directors rather than three general partners. We think that the way we work together, the spirit of cooperation we share, and the absence of any oversized egos is special, if not unique, and makes coming to work that much more enjoyable. The two individuals who became managing directors last October are Tom Shrager and Bob Wyckoff. Their promotion is not an indication that the three original partners, Chris and Will Browne and John Spears are slowing down, but a recognition of Tom's and Bob's contribution to our efforts. Tom joined us in 1989 after sending us an unsolicited resume. We were not looking for anyone, but thought his experience in corporate finance might be interesting. Interesting is an understatement. While talking with Tom, we noted an accent we could not place. He told us he was a Romanian who was kicked out of the country for the seditious activity of organizing a philosophy club at the University of Bucharest. As Tom said, "You have to understand. There wasn't much to do in Romania under Ceausescu." After a stay in a refugee camp in Italy, Tom arrived in New York with a political asylum visa. He took a job as a night watchman while studying English during the day. Six months later, he talked his way into Columbia University where he earned both a bachelors and a masters degree. He recognized our growing interest in international investing and zoomed in on foreign stocks. Certainly his knowledge of five languages works to our advantage. Tom currently works for us in London, where he is in closer proximity to many of the markets in which we invest.

    Bob Wyckoff is a native of Florida who joined us in 1991 after working at several investment management firms. Again, Bob came to us unsolicited because he also was afflicted with the "value bug." He is a lawyer by training, which we have never held against him, and our only Phi Beta Kappa. While his past may not be as colorful as Tom's, his contribution is no less. He principally devotes his time to figuring out ways we can better service our investors and clients.

    Some of you may have read the April 20, 1998 cover article in FORBES magazine entitled, "I've got mine, Jack", which makes mention of Tweedy, Browne along with several other money managers. Rather than belabor the absurdity of the article, we have reprinted our response to the editor of FORBES Magazine below.

    In closing, let us assure you that nothing has changed, we are thankfully all quite well, even if a bit grayer at the temples or thinner on top (primarily a John Spears problem), and hope you are the same--well, that is . . . .

                      Sincerely,

                      TWEEDY, BROWNE COMPANY LLC

                      Christopher H. Browne
                      William H. Browne
                      John D. Spears
                      Thomas H. Shrager
                      Robert Q. Wyckoff, Jr.
                      Managing Directors

----------
*Past performance is not a guarantee of future results, and total return and principa1 value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

----------
+We cannot find the correct spelling of this word in our collection of dictionaries and would appreciate hearing from any of our shareholders who may be able to shed some light on this for us.

TWEEDY, BROWNE COMPANY LLC
-------------------------------------------------------------------------------

                                                                 April 9, 1998

Mr. James Michaels, Editor
Forbes Magazine
60 Fifth Avenue
New York, NY 10011

Dear Sir:

    The cover article in Forbes' April 20, 1998 issue, "I've got mine, Jack," written by Thomas Easton contains factual errors and has created a misleading impression about the partners of Tweedy, Browne that is causing us to spend time we would otherwise spend managing our clients' assets to assure numerous clients that "it is business as usual" at Tweedy.

    Fact: We continue to own a significant equity interest in our firm and have no plans or intentions of retiring. We have entered into 10-year employment contracts that provide significant financial incentives for us to remain active. We have committed to invest at least $100 million more in the same investments we have made for our clients, which is in addition to the approximately $275 million we, our families and retired partners, and current employees have under management at Tweedy, Browne.

    Fact: Affiliated Managers Group did not pay 65 times earnings for their interest in Tweedy, Browne. The price was 10 times current pre-tax earnings, which is consistent with numerous other transactions in our industry. We took cash rather than AMG stock because, along with a desire to create liquidity for our estates, we also wanted to diversify our holdings. In addition, we believe that by increasing the money we have invested alongside our clients, we have increased our personal commitment to the investments we make on their behalf.

    Fact: We know of no reason why Forbes chose to delve into our personal lives, nor what purpose it served. Chris Browne was not "recently divorced." He was divorced 23 years ago. Furthermore he is not and never said he was leaving his money to his two dogs. His estate will be divided among relatives, friends, and charitable organizations involved in education, human rights, medical research and the care of the terminally ill.

    Fact: Estate planning was the reason we chose to sell an interest in Tweedy, Browne, not the "excuse." Before the transaction, in the event that Chris Browne were to die, or Will Browne and his wife were to die, all of their accumulated liquid net worths and their personal residences might potentially have to be sold to pay inheritance taxes leaving the estates with only an illiquid interest in a privately held company. In the case of Chris Browne, only his dogs would be directly affected. In Will Browne's case, his four school-age children would be affected.

    While references to yachts may be "cute," they bear no relation to reality. Chris Browne does not own a yacht; he does not even own a dinghy. If you invite him on board Forbes' yacht, the Highlander, it will be his first time on a yacht. In fact, none of us has a yacht, a horse, or a plane. As Sherlock Holmes said, "I make a point of never having prejudices and of following docilely wherever facts may lead." He also said, "Insensibly, one begins to twist facts to suit theories instead of theories to suit facts." Sound advice in our opinion.

                                    Christopher H. Browne
                                    William H. Browne
                                    John D. Spears

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------------------

March 31, 1998

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND
   FAR EAST ("EAFE") INDEX (IN U.S. DOLLARS & HEDGED) 6/15/93 THROUGH 3/31/98

               Tweedy, Browne       MSCI EAFE Index        MSCI EAFE Index
             Global Value Fund*    (in U.S. Dollars)          (Hedged)
--------------------------------------------------------------------------
Jun 1993             9,980                  9,840                9,960
Sep 1993            10,310                 10,490               10,560
Dec 1993            11,540                 10,590               11,030
Mar 1993            12,260                 10,960               10,840
Jun 1994            12,200                 11,520               10,950
Sep 1994            12,300                 11,530               10,860
Dec 1994            12,040                 11,410               10,850
Mar 1995            11,670                 11,620               10,030
Jun 1995            12,300                 11,710               10,130
Sep 1995            12,870                 12,200               11,290
Dec 1995            13,330                 12,690               12,170
Mar 1996            14,700                 13,060               12,760
Jun 1996            15,340                 13,260               13,250
Sep 1996            15,170                 13,250               13,340
Dec 1996            16,020                 13,460               13,700
Mar 1997            17,150                 13,250               14,364
Jun 1997            18,880                 14,970               16,140
Sep 1997            19,880                 14,860               16,600
Mar 1998            22,823                 15,711               18,481


------------------------------------------------------------------------------
MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes.

Index information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.

------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURN*                              AGGREGATE TOTAL RETURN*
------------------------------------------------------------------------------------------------------------
                                                                                YEAR               INCEPTION
                                   WITHOUT                                      ENDED               6/15/93-
THE FUND                 ACTUAL    WAIVERS**                                   3/31/98               3/31/98
-------------------      ------    --------                                    -------             ---------
Inception (6/15/93)                              The Fund                       33.09%               128.23%
 through 3/31/98         18.79%     18.76%       MSCI EAFE in(U.S. Dollars)     18.61%                57.11%
Year Ended 3/31/98       33.09%     33.08%       MSCI EAFE (Hedged)             28.67%                84.81%
------------------------------------------------------------------------------------------------------------
Note: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less  than original cost.
   *  Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.
  **  See Note 2 to Financial Statements.

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Perspective On Assessing Investment Results
-------------------------------------------------------------------------------

March 31, 1998

    In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East Index (EAFE) in U.S. dollars and hedged into U.S. dollars. However, the historical results of the MSCI Indices in large measure represents the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably most of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

    Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In Are Short-Term Performance and Value Investing Mutually Exclusive?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Super Investors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% to 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% to 42% of the years. Six of the seven investment managers underperformed the market between 28% to 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of these money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded "Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently."

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Portfolio of Investments
-------------------------------------------------------------------------------

March 31, 1998         [graphic omitted]

                                                                     MARKET
                                                                     VALUE
         SHARES                                                     (NOTE 1)
         ------                                                    ---------
                  COMMON STOCKS--85.6%

                  AUSTRALIA--0.0%++
          96,353  Carillon Development Ltd. .................... $      108,378
                                                                 --------------
                  BELGIUM--0.2%
           3,940  Ibel .........................................        252,296
           2,726  Spadel SA ....................................      3,205,589
           3,252  Uco Textiles SA ..............................        425,850
                                                                 --------------
                                                                      3,883,735
                                                                 --------------
                  CANADA--2.0%
         196,891  BRL Enterprises Inc.+ ........................        693,987
          60,000  Canadian Western Bank ........................      1,015,121
         166,500  Corby Distilleries Ltd., Class A .............      7,453,209
         104,600  Corby Distilleries Ltd., Class B .............      4,239,893
       1,728,361  Kaufel Group NV, Class B+ ....................      5,360,959
         260,700  Melcor Developments Ltd. .....................      3,367,754
       1,391,000  National Bank of Canada, Toronto .............     26,083,395
         258,600  Shirmax Fashions+ ............................        738,310
         785,883  Westfield Minerals Ltd.+ .....................        831,007
                                                                 --------------
                                                                     49,783,635
                                                                 --------------
                  DENMARK--0.1%
          11,390  Nordvestbank .................................      1,299,500
                                                                 --------------
                  FINLAND--3.2%
           6,000  Atria OY .....................................         55,304
         542,027  Huhtamaki Group, Class I .....................     29,445,134
           6,200  Huhtamaki Group, Class K .....................        325,767
       1,036,900  Kesko Ord ....................................     16,621,575
         257,555  Kone Corporation, Class B ....................     34,863,931
                                                                 --------------
                                                                     81,311,711
                                                                 --------------
                  FRANCE--5.5%
          32,342  Bongrain SA ..................................     16,482,658
          24,763  Centenaire-Blanzy SA .........................      2,280,409
           5,229  Christian Dior, SA ...........................        694,895
          79,419  Compagnie Financiere de Paribas ..............      8,030,919
          45,108  Compagnie Fives-Lille ........................      3,128,933
          57,700  Compagnie Lebon SA ...........................      2,754,488
         188,692  Dollfus Mieg & Cie+ ..........................      4,622,581
           1,150  Fiat France SA ...............................         24,111
          14,896  Fin Marc de Lacharriere SA ...................      1,756,145
          60,931  Fonciere Financiere Et de Participation ......      4,372,921
          33,250  Generali France+ .............................      8,049,069
          42,900  Groupe Danone ................................     10,350,520
          52,218  Klepierre ....................................      8,379,471
           5,229  LVMH Moet Hennessey ..........................      1,108,121
         201,188  Lyonnaise des Eaux-Dumez+ ....................     29,040,119
          21,145  Mecelec SA ...................................        296,688
           3,115  Nordon Et Cie+ ...............................        259,227
          36,372  NSC Groupe ...................................      4,810,102
           9,073  Paris Orleans ................................        431,664
          97,700  Peugeot SA ...................................     16,828,256
          18,699  Precia+ ......................................        328,714
           9,340  Signaux Girod ................................        171,571
          49,723  Siparex ......................................      1,122,687
          63,700  Societe Generale .............................     12,738,973
                                                                 --------------
                                                                    138,063,242
                                                                 --------------
                  GERMANY--0.9%
          15,018  Axel Springer Verlag, Class A ................     12,902,132
          61,660  Kaufring AG ..................................      3,298,306
          41,360  Linder Holding ...............................        759,822
          33,968  Sinn AG+ .....................................      5,873,165
           2,973  Tiag Tabbert-Industrie AG+ ...................        150,999
                                                                 --------------
                                                                     22,984,424
                                                                 --------------
                  HONG KONG--2.8%
       8,860,495  Asean Resources Holdings Ltd. ................      1,589,439
      24,921,000  CDL Hotels International Ltd. ................      9,246,438
         504,000  Grand Hotel Holdings Ltd. ....................        104,069
       2,666,000  Harbour Ring International Holdings ..........        101,497
         700,000  Jardine International Motor Holdings Ltd. ....        440,396
       7,687,000  Jardine Strategic Holdings Ltd. ..............     21,062,380
      18,004,828  Semi-Tech (Global) Ltd. ......................      1,928,583
      10,601,000  Sing Tao Holdings ............................      1,983,746
       1,758,000  South China Morning Post (Holdings) Ltd. .....      1,179,759
       1,687,500  Swire Pacific Ltd., Class A ..................      8,928,917
      15,986,000  Swire Pacific Ltd., Class B ..................     15,369,765
       3,026,500  Wing Hang Bank Ltd. ..........................      8,983,378
                                                                 --------------
                                                                     70,918,367
                                                                 --------------
                  IRELAND--0.4%
       2,698,121  Crean (James) PLC ............................      5,605,583
       1,105,000  Unidare PLC ..................................      4,051,296
                                                                 --------------
                                                                      9,656,879
                                                                 --------------
                  ITALY--4.8%
       1,782,500  Arnoldo Mondadori Editore SPA ................     20,519,392
         150,000  Banca Popolare di Novara+ ....................      1,578,731
       1,682,500  Banca Toscana ................................      7,738,070
         741,850  Banco di Sardegna Risp .......................     15,331,092
         472,500  Bassetti SPA .................................      4,791,695
       1,530,230  Cartiere Burgo Ord ...........................     13,588,996
         447,000  Cementerie di Augusta ........................      1,247,214
         323,000  Cementerie di Barletta Ord ...................      2,379,674
       1,156,450  Cristalleria Artistica .......................      5,895,565
         209,100  Ericsson Italia ..............................     14,385,117
         265,000  IMI SPA ......................................      4,299,849
         494,862  Industrie Zignago ............................      5,913,659
       1,234,000  Maffei SPA ...................................      2,827,529
         237,000  Marangoni SPA ................................        948,390
       8,072,735  Montefibre SPA ...............................      9,049,606
       1,864,000  Tecnost SPA ..................................      6,028,560
         845,000  Vianini Industria SPA ........................        921,776
         493,000  Zucchi .......................................      5,053,638
                                                                 --------------
                                                                    122,498,553
                                                                 --------------
                  JAPAN--14.1%
         219,000  Agro-Kanesho Company Ltd. ....................      1,511,194
         735,000  Aichi Electric Manufacturing .................      1,929,496
           6,000  Aiful Corporation ............................        378,024
         627,000  Amada Sonoike Company Ltd. ...................      1,693,006
          78,000  Amatsuji Steel Ball Manufacturing Company ....        625,989
         228,000  Belluna Company Ltd. .........................      1,607,500
         484,000  Bunka Shutter Company Ltd. ...................      1,441,200
          46,000  CCI Corporation ..............................        316,040
          36,000  Charle Company ...............................        299,719
         555,500  Chiyoda Company ..............................      3,870,688
         773,740  Chofu Seisakusho Company .....................     10,446,143
         156,800  Credia Company Ltd. ..........................      2,175,736
         347,000  Daido Metal Company ..........................      1,067,092
         763,000  Daiichi Cement Company Ltd. ..................      1,144,572
       1,202,000  Danto Corporation ............................      8,195,147
         516,000  Denkyosha ....................................      2,411,161
         189,000  Denyo Company Ltd. ...........................        963,960
       1,765,000  Dowa Fire & Marine Insurance Company .........      5,679,242
         453,500  Exedy Corporation ............................      2,727,973
         500,000  Fidelity Japanese Values Trust ...............        230,175
           2,100  Fidelity Japan OTC & Regional Market Fund Ltd.          9,660
         906,000  Fuji Coca-Cola Bottling Company ..............      8,290,418
         618,000  Fuji Photo Film Ltd. .........................     22,991,037
         332,000  Fujicco Company Ltd. .........................      3,735,233
       2,380,000  Fujisawa Pharmaceutical Company ..............     21,242,828
       1,264,000  Fujitec Company Ltd. .........................      8,276,557
         569,000  Fukuda Denshi ................................      6,871,104
       1,293,000  Gakken Company Ltd. ..........................      2,754,262
       2,290,000  Hitachi Koki .................................      9,790,362
         569,000  Hitachi Medical Corporation ..................      6,060,229
           4,000  Idec Izumi Corporation .......................         23,251
          24,000  Inaba Denkisangyo Company Ltd. ...............        243,015
         395,000  Kansai Paint Company Ltd. ....................      1,007,313
         224,000  Katsuragawa Electric Company .................        898,856
         218,000  Kawagishi Bridge Works .......................        604,988
           3,000  Kinki Coca-Cola Bottling Company .............         33,977
         155,100  Kita Kyushu Coca-Cola Bottling ...............      3,047,905
         680,000  Koa Fire & Marine Insurance Company ..........      2,896,981
       1,512,000  Koito Manufacturing ..........................      6,237,390
         313,000  Kokura Enterprises Company ...................      2,063,581
         215,000  Koyosha Inc. .................................      1,112,694
         665,000  Mandom Corporation ...........................      5,237,202
       1,941,000  Matsushita Electric Industrial Company .......     31,154,997
         111,000  Matsumoto Yushi-Seiyaku Company ..............      2,106,357
         250,000  Meito Sangyo Company .........................      2,212,638
       2,911,000  Mitsubishi Electric Corporation ..............      7,641,853
         204,000  Mitsubishi Pencil Company Ltd. ...............      1,866,717
         424,000  Morito .......................................      2,289,743
         385,000  Nankai Plywood Company Ltd. ..................      1,501,594
       1,023,000  Nippon Cable System ..........................      6,905,682
         934,000  Nippon Konpo Unyu Soko .......................      5,709,432
          56,000  Nippon Typewriter Company Ltd. ...............        175,151
       1,016,400  Nissan Fire & Marine Insurance Company .......      3,887,973
         674,000  Nisshinbo Industries .........................      3,392,117
           6,000  Nissho Electronics Corporation ...............         39,737
         138,200  Nissin Company Ltd. ..........................      2,850,553
         409,000  Nittetsu Mining ..............................      1,656,554
         524,000  Nitto FC Co. .................................      3,183,499
         516,000  Oak ..........................................      1,141,721
         323,000  Osaka Securities Finance .....................        649,271
         179,400  Osaka Steel Company Ltd. .....................        928,453
         195,503  Prospect Japan Fund Ltd. .....................        842,618
         845,000  Riken Vitamin ................................      5,862,554
         452,000  Sangetsu Company Ltd. ........................      5,932,871
         160,000  Sanko Sangyo .................................      1,218,076
         504,000  Sankyo Company Ltd. ..........................     13,986,874
         339,660  Sanyo Shinpan Finance Company Ltd. ...........     13,502,329
          23,000  Shaddy Company Ltd. ..........................        134,558
         674,200  Shikoku Coca-Cola Bottling ...................      6,776,133
       1,470,000  Shin Nikkei Company Ltd.+ ....................      1,554,622
          34,300  Shinki Company Ltd. ..........................        504,242
         452,000  SK Kaken Co., Ltd. ...........................      5,153,122
         592,000  Sonton Food Industry .........................      5,683,555
         317,000  Sotoh Company Ltd. ...........................      2,163,660
         507,000  Suzuki Motor Corporation .....................      4,753,422
          42,000  Tachi-S ......................................        231,224
         183,000  Taisei Fire & Marine Insurance Company .......        440,600
         546,000  Takeda Chemical Industries ...................     13,882,918
          84,800  Takefuji Corporation .........................      4,007,050
         377,000  Takigami Steel Construction ..................      1,088,655
         229,000  Teikoku Hormone Manufacturing Company ........      1,288,206
         256,000  TENMA Corporation ............................      2,880,180
         139,000  Toa Medical Electronics Company ..............      1,178,099
         246,000  Tomita Electric Company Ltd. .................      1,328,483
         384,000  Torii Company Ltd. ...........................      1,756,910
         799,000  Torishima Pump Manufacturing .................      4,794,300
         150,000  Toso Company Ltd. ............................        731,296
          11,000  Totech Corporation ...........................         41,170
         675,000  Toyo Technical Company Ltd. ..................      3,341,459
         585,500  Tsubaki Nakashima Company Ltd. ...............      2,674,438
         325,600  Tsuchiya Home Company ........................      1,299,225
         695,000  U-Shin .......................................      2,606,413
         136,000  Yomeishu Seizo Company Ltd. ..................        877,255
         270,000  Zojirushi ....................................      2,025,127
                                                                 --------------
                                                                    355,978,586
                                                                 --------------
                  MALAYSIA--0.3%
         610,000  Sapura Telecommunications Berhad .............        262,384
       4,656,000  Star Publications (Malaysia) .................      7,972,603
          65,000  Tractor Malaysia Holdings Berhad+ ............         30,274
                                                                 --------------
                                                                      8,265,261
                                                                 --------------
                  NETHERLANDS--5.0%
         193,400  Akzo NV Ord ..................................     39,234,940
         535,158  European Vinyls Corporation ..................     11,023,350
           7,500  Heineken Holdings NV, Class A ................      1,490,982
         740,124  Holdingmaatschappij De Telegraaf NV+ .........     15,670,753
          30,000  Koninklijke Bols Wessanen NV+ ................        475,677
         828,400  Unilever NV CVA ..............................     55,794,132
         131,250  Wegener NV+ ..................................      2,540,059
                                                                 --------------
                                                                    126,229,893
                                                                 --------------
                  NEW ZEALAND--1.0%
       6,356,600  Air New Zealand Ltd. .........................      8,776,081
       3,388,000  Independent Newspaper ........................     15,155,287
         164,600  Radio Pacific Ltd. ...........................        331,786
                                                                 --------------
                                                                     24,263,154
                                                                 --------------
                  NORWAY--0.2%
         232,300  Schibsted ....................................      4,107,143
                                                                 --------------
                  SINGAPORE--1.3%
           5,000  CarnaudMetalbox Asia Ltd.+ ...................          5,262
       2,716,500  Cycle & Carriage Ltd.+ .......................     12,275,116
       2,929,000  Fraser & Neave Ltd. ..........................     12,419,468
          19,000  Isetan (Singapore) Ltd. ......................         23,522
       3,033,000  Robinson and Company Ord .....................      9,161,894
                                                                 --------------
                                                                     33,885,262
                                                                 --------------
                  SPAIN--1.2%
          79,197  Argentaria ...................................      6,552,079
         133,000  Corporacion Financiera Reunida+ ..............      1,113,024
         151,997  Fabrica Auto Renault de Espana ...............      5,320,161
         199,014  Grupo Anaya SA ...............................      6,585,883
          31,598  Indo Internacional SA ........................      1,807,783
          51,846  Omsa .........................................        529,563
          80,898  Prim SA+ .....................................        556,018
         250,996  Unipapel SA ..................................      8,577,647
                                                                 --------------
                                                                     31,042,158
                                                                 --------------
                  SWEDEN--4.6%
         148,685  BRIO AB, Class B .............................      1,096,415
          80,600  Invik & Company AB, Class A ..................      4,633,921
          19,179  Kinnevik Investment AB, Class B ..............        447,055
         456,383  Marieberg Tidnings AB, Class A ...............     13,860,901
          19,179  Modern Times Group AB, Class A+ ..............        170,192
          55,200  Nolato AB, Class B ...........................      1,462,617
       2,182,500  Pharmacia & Upjohn Inc. ......................     94,108,549
          69,200  VLT AB, Class B ..............................      1,600,050
                                                                 --------------
                                                                    117,379,700
                                                                 --------------
                  SWITZERLAND--13.6%
          23,990  Attisholz Holding AG+ ........................     11,387,111
              33  Bank of International Settlements America ....        205,101
          36,658  Banque Cantonale Vaudoise+ ...................     15,741,815
          30,260  Compagnie Financiere Richemont AG ............     40,669,377
           2,415  Daetwyler Holding, Bearer ....................      4,591,556
          46,540  Danzas Holding AG, Registered ................     12,052,252
          80,068  Edipresse SA, Bearer .........................     28,188,891
           8,225  Edipresse SA, Registered .....................        576,985
           6,115  Forbo Holding AG .............................      3,371,609
           2,450  Fotolabo SA ..................................        722,809
           2,200  Golay Buchel Holding, Bearer .................      2,091,392
          12,150  Helvetia Patria Holding ......................     14,178,850
          23,575  Liechtenstein Global Trust ...................     21,298,335
          29,327  Loeb Holding PC ..............................      4,705,817
          57,089  Nestle SA, Registered ........................    109,027,901
           6,698  Novartis, AG, Bearer .........................     11,900,334
          10,329  Novartis, AG, Registered .....................     18,270,269
           1,180  Sarna Kunsstoff Holding AG, Registered .......      1,790,926
           6,783  Sig Schweiz Industrie, Registered ............     10,583,846
           9,035  Swissair AG, Registered+ .....................     12,610,972
             200  UMS Schweizzerische Metalwerke ...............         17,439
           3,355  Vetropack Holding AG PC ......................        624,677
          17,695  Zehnder Holding, Bearer ......................      9,106,782
          11,224  Zschokke Holding AG, Registered+ .............      2,759,457
           7,340  Zuercher Ziegeleien ..........................      6,255,819
                                                                 --------------
                                                                    342,730,322
                                                                 --------------
                  THAILAND--0.0%++
         132,300  S & J Enterprises ............................         55,475
                                                                 --------------
                  UNITED KINGDOM--10.3%
      19,855,350  Aggregate Industries PLC .....................     20,856,739
         515,000  Arjo Wiggins Appleton PLC ....................      1,702,666
       2,117,400  Bernard Matthews PLC .........................      3,243,240
         455,000  British Mohair Holdings PLC ..................        658,844
       5,190,000  British Steel Ord ............................     12,337,036
       8,514,000  BTR PLC ......................................     27,934,754
       3,529,666  Carclo Engineering Group PLC .................     10,310,606
       2,103,400  Concentric PLC ...............................      4,119,674
       1,470,000  Courtaulos Textiles Ord ......................      8,674,243
         766,369  Diageo PLC ...................................      9,018,792
       4,222,839  Dowding & Mills PLC ..........................      4,948,319
       1,408,668  Dyson (J&J) PLC, Class A, Non-voting .........      2,747,196
          50,860  EIS Group PLC ................................        241,371
       1,741,019  Elementis PLC ................................      4,036,532
         803,000  Folkes Group PLC .............................        873,744
         427,800  Glaxo Wellcome PLC Units, ADR ................     23,154,675
       1,668,000  Glynwed International PLC ....................      7,902,011
         850,479  Hardys & Hansons PLC .........................      3,367,052
         515,000  Intercare Group PLC ..........................        706,930
         350,000  Johnston Group PLC ...........................      1,625,871
       4,545,154  McAlpine (Alfred) PLC ........................     13,010,676
       1,553,545  Molins PLC ...................................      7,190,749
          13,012  Nycomed, ASA, ADR, Class B ...................        468,432
         258,011  Nycomed, Class A .............................      9,648,872
         543,641  Nycomed, Class B .............................     19,566,169
         584,000  Partridge Fine Art Ord .......................        777,204
      12,093,000  Pilkington PLC ...............................     24,697,274
       3,493,490  Sherwood Group PLC ...........................      2,397,720
         369,200  SmithKline Beecham, PLC Units, ADR ...........     23,098,075
         779,500  Swan Hill Group PLC ..........................      1,109,150
         175,000  Thistle Hotels PLC ...........................        517,056
         600,000  Union PLC+ ...................................        688,014
       1,495,000  Watmoughs Holdings PLC .......................      8,346,265
                                                                 --------------
                                                                    259,975,951
                                                                 --------------
                  UNITED STATES--14.1%
         221,000  American Express Company .....................     20,290,563
          75,700  American National Insurance Company ..........      7,442,256
         257,400  Chase Manhattan Corporation ..................     34,716,825
          81,500  Coca-Cola Bottling Company ...................      4,709,172
         232,200  Comerica, Inc. ...............................     24,569,663
         313,000  Darden Restaurants Inc. ......................      4,871,063
         230,400  Federal Home Loan Mortgage Corporation .......     10,929,600
         240,000  Fingerhut Companies, Inc. ....................      6,225,000
         205,616  First Chicago Corporation ....................     18,119,910
          35,000  GATX Corporation .............................      2,730,000
          31,590  Great Atlantic & Pacific Tea Company .........        955,598
         200,000  Harland (John H.) Company ....................      3,112,500
         129,462  Hasbro Inc. ..................................      4,571,627
          65,700  Household International Inc. .................      9,050,175
         125,000  Kmart Stores+ ................................      2,085,938
         505,400  Lehman Brothers Holdings Inc. ................     37,841,825
         383,800  McDonald's Corporation .......................     23,028,000
          73,125  Mercantile Bancorporation, Inc. ..............      4,008,164
         150,000  NAC Re Corporation ...........................      7,865,625
         319,600  Philip Morris Companies Inc. .................     13,323,325
         460,000  PNC Bank Corporation .........................     27,571,250
         298,000  Popular, Inc. ................................     17,488,875
         169,000  Ryland Group Inc. ............................      4,668,624
         118,400  Standard Motor Products, Inc. ................      2,271,800
         185,000  Sun Healthcare Group Inc.+ ...................      3,445,625
         160,000  Syms Corporation+ ............................      2,260,000
         294,600  Transatlantic Holdings Inc. ..................     22,279,125
          20,000  Tremont Corporation+ .........................      1,162,500
         551,000  UST Inc. .....................................     17,769,750
          52,500  Wells Fargo & Company ........................     17,390,625
                                                                 --------------
                                                                    356,755,003
                                                                 --------------
                  TOTAL COMMON STOCKS
                  (COST $1,657,704,061) ........................  2,161,176,332
                                                                 --------------
                  PREFERRED STOCK--0.6% (COST $14,666,725)
         113,662  Villeroy & Boch AG ...........................     16,397,544
                                                                 --------------
                  COMMON STOCK WARRANTS--0.0% (COST $748)++
         206,795  Semi-Tech (Global) Ltd., Expires 7/31/98+ ....            267
                                                                 --------------

         FACE
        VALUE
        -----

                        CONVERTIBLE CORPORATE BONDS--0.0%
                        (COST $104,110)++
JPY    9,000,000  Shikoku Coca-Cola Bottling, 2.400%
                  due 3/29/02 ..................................         72,837
                                                                 --------------
                  COMMERCIAL PAPER--5.2%
    $ 20,000,000  Ford Motor Company, 6.000% due 4/1/98 ........     20,000,000
     112,066,000  General Electric Capital Corporation,
                  6.120% due 4/1/98 ............................    112,066,000
                                                                 --------------
                  TOTAL COMMERCIAL PAPER
                  (COST $132,066,000) ..........................    132,066,000
                                                                 --------------
                  U.S. TREASURY BILL--0.5% (COST $12,576,249)
       3,000,000  5.576%** due 7/23/98 .........................      2,950,916
      10,000,000  5.111%** due 1/7/99 ..........................      9,625,333
                                                                 --------------
                                                                     12,576,249
                                                                 --------------

                                                                     MARKET
         FACE                                                        VALUE
        VALUE                                                       (NOTE 1)
        -----                                                       --------
                  REPURCHASE AGREEMENT--4.7%
                  (COST $120,000,000)
    $120,000,000  Agreement with UBS Securities, Inc., 5.930%
                  dated 3/31/98, to be repurchased at
                  $120,019,767 on 4/1/98, collateralized by
                  $96,095,000 U.S. Treasury Bonds, 10.000% due
                  5/15/10 (market value $122,160,769) .......... $  120,000,000
                                                                 --------------
TOTAL INVESTMENTS (COST $1,937,117,893*) ................  96.6%  2,442,289,229
OTHER ASSETS AND LIABILITIES (NET) ......................   3.4      85,651,513
                                                          -----  --------------
NET ASSETS .............................................. 100.0% $2,527,940,742
                                                          =====  ==============
------------

 * Aggregate cost for Federal tax         Abbreviations:
   purposes was $1,939,533,007.           ADR--American Depository Receipt
** Rate represents annualized yield       JPY--Japanese Yen
   at date of purchase.                   Ord--Ordinary Share
 + Non-income producing security.
++ Amount represents less than 0.1%
   of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
----------------------------------------------------------------------------
Portfolio of Investments
----------------------------------------------------------------------------

March 31, 1998

                                             PERCENTAGE OF     MARKET VALUE
SECTOR DIVERSIFICATION                        NET ASSETS         (NOTE 1)
----------------------                       -------------     -------------
COMMON STOCKS:
Food and Beverages ......................        10.4%        $  262,763,666
Pharmaceuticals .........................         9.9            250,616,201
Banking .................................         9.8            246,586,145
Financial Services ......................         6.9            173,552,966
Printing and Publishing .................         5.9            149,005,983
Manufacturing ...........................         4.2            106,319,730
Chemicals ...............................         3.0             75,298,600
Retail ..................................         2.8             70,651,377
Machinery ...............................         2.8             70,568,492
Insurance ...............................         2.6             64,854,096
Transportation ..........................         2.5             63,447,419
Consumer Non-Durables ...................         2.4             61,031,334
Autos ...................................         2.3             58,458,459
Tobacco .................................         2.3             58,439,127
Consumer Durables .......................         2.2             56,187,902
Engineering and Construction ............         1.9             46,988,631
Holdings ................................         1.4             36,512,083
Forest Products .........................         1.4             35,256,420
Electronics .............................         1.4             34,591,959
Textiles ................................         1.3             32,918,658
Glass Products ..........................         1.2             31,217,516
Building Materials ......................         1.1             29,058,882
Restaurants .............................         1.1             27,899,063
Mining and Metal Fabrication ............         0.9             23,453,448
Leisure .................................         0.6             15,120,046
Telecommunications ......................         0.6             14,647,501
Real Estate .............................         0.5             13,733,993
Construction Materials ..................         0.5             11,418,354
Wholesale ...............................         0.4             10,768,333
Health Care .............................         0.3              7,868,012
Other ...................................         1.0             21,941,936
                                                -----         --------------
TOTAL COMMON STOCKS .....................        85.6          2,161,176,332
                                                -----         --------------
PREFERRED STOCK .........................         0.6             16,397,544
COMMON STOCK WARRANTS ...................         0.0++                  267
CONVERTIBLE CORPORATE BONDS .............         0.0++               72,837
COMMERCIAL PAPER ........................         5.2            132,066,000
U.S. TREASURY BILL ......................         0.5             12,576,249
REPURCHASE AGREEMENT ....................         4.7            120,000,000
OTHER ASSETS AND LIABILITIES (NET) ......         3.4             85,651,513
                                                -----         --------------
NET ASSETS ..............................       100.0%        $2,527,940,742
                                                =====         ==============
----------
++ Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
-------------------------------------------------------------------------------

March 31, 1998

                                                  CONTRACT        MARKET
                                                    VALUE         VALUE
      CONTRACTS                                     DATE         (NOTE 1)
      ---------                                    -------      ---------
FORWARD EXCHANGE CONTRACTS TO BUY
     1,761,890  Canadian Dollar ...............    6/15/98  $     1,244,279
     1,320,315  Great Britain Pound Sterling ..     4/1/98        2,210,206
     2,071,112  Great Britain Pound Sterling ..     4/2/98        3,467,050
       314,848  Great Britain Pound Sterling ..     4/6/98          527,076
       110,939  Great Britain Pound Sterling ..     4/7/98          185,722
    10,201,133  Hong Kong Dollar ..............     4/1/98        1,316,496
     3,966,766  Hong Kong Dollar ..............     4/2/98          511,927
     1,500,000  Irish Pound ...................    4/30/98        2,037,421
   205,219,042  Japanese Yen ..................     4/1/98        1,539,239
    45,441,635  Japanese Yen ..................     4/2/98          340,841
   128,575,851  Japanese Yen ..................     4/3/98          964,439
    49,626,000  Japanese Yen ..................    4/16/98          373,082
     2,816,550  Netherlands Guilder ...........    4/30/98        1,351,859
     3,637,951  New Zealand Dollar ............    5/29/98        2,052,244
    70,495,000  Norwegian Krone ...............    7/15/98        9,277,433
    18,201,250  Norwegian Krone ...............    9/15/98        2,401,549
    11,203,500  Norwegian Krone ...............    9/30/98        1,479,112
   114,960,000  Spanish Peseta ................    4/30/98          732,229
   567,440,000  Spanish Peseta ................    5/29/98        3,617,932
       200,268  Swiss Franc ...................     4/1/98          131,298
                                                             --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $37,180,505) .................              $   35,761,434
                                                             ==============

FORWARD EXCHANGE CONTRACTS TO SELL
       150,871  Australian Dollar .............   12/24/98   $      (98,323)
    34,122,000  Belgian Franc .................     4/6/98         (893,763)
    27,656,000  Belgian Franc .................    5/15/98         (726,154)
    44,070,000  Belgian Franc .................    6/15/98       (1,159,034)
    34,675,000  Belgian Franc .................    7/15/98         (913,424)
    29,690,500  Belgian Franc .................   12/15/98         (788,409)
    36,860,000  Belgian Franc .................     3/5/99         (982,661)
     9,608,900  Canadian Dollar ...............    5/15/98       (6,781,224)
     9,510,900  Canadian Dollar ...............    5/22/98       (6,713,129)
     1,761,890  Canadian Dollar ...............    6/15/98       (1,244,279)
     1,352,600  Canadian Dollar ...............    7/15/98         (955,865)
     8,750,950  Canadian Dollar ...............    8/28/98       (6,189,911)
     3,408,750  Canadian Dollar ...............    9/30/98       (2,412,741)
       821,100  Canadian Dollar ...............   10/13/98         (581,337)
    10,927,800  Canadian Dollar ...............   11/16/98       (7,742,190)
     7,465,700  Canadian Dollar ...............   11/23/98       (5,290,080)
     5,551,200  Canadian Dollar ...............   12/15/98       (3,935,202)
     2,094,600  Canadian Dollar ...............   12/23/98       (1,485,077)
     2,827,000  Canadian Dollar ...............   12/24/98       (2,004,389)
     4,324,200  Canadian Dollar ...............    2/12/99       (3,068,826)
     1,399,100  Canadian Dollar ...............    3/12/99         (993,679)
     4,198,500  Canadian Dollar ...............    3/29/99       (2,982,076)
     7,844,640  Danish Krona ..................   12/23/98       (1,125,660)
     4,914,500  Finnish Markka ................    4/14/98         (876,026)
    22,459,500  Finnish Markka ................    4/30/98       (4,007,798)
     5,039,000  Finnish Markka ................    5/15/98         (899,955)
    22,344,750  Finnish Markka ................    6/15/98       (3,997,589)
    55,441,100  Finnish Markka ................    7/15/98       (9,935,583)
    25,543,500  Finnish Markka ................    9/15/98       (4,593,330)
    21,202,000  Finnish Markka ................    9/30/98       (3,815,726)
    38,137,400  Finnish Markka ................   10/13/98       (6,868,510)
    33,759,300  Finnish Markka ................   11/16/98       (6,091,339)
    19,084,600  Finnish Markka ................   11/23/98       (3,444,830)
    10,227,800  Finnish Markka ................   12/15/98       (1,848,350)
    36,238,300  Finnish Markka ................   12/23/98       (6,551,744)
    10,502,400  Finnish Markka ................   12/28/98       (1,899,297)
    24,537,150  Finnish Markka ................    1/19/99       (4,442,440)
    16,176,000  Finnish Markka ................    2/12/99       (2,932,239)
    26,931,500  Finnish Markka ................    3/12/99       (4,888,756)
    49,074,300  Finnish Markka ................    3/26/99       (8,914,415)
    21,802,800  Finnish Markka ................    3/29/99       (3,961,165)
        64,556  French Franc ..................     4/1/98          (10,411)
        74,675  French Franc ..................     4/2/98          (12,044)
    18,419,610  French Franc ..................     4/6/98       (2,971,052)
     5,544,500  French Franc ..................    4/14/98         (894,909)
     8,431,500  French Franc ..................     4/3098       (1,362,353)
    36,130,250  French Franc ..................    5/29/98       (5,847,112)
    45,410,400  French Franc ..................    7/15/98       (7,367,872)
    39,662,000  French Franc ..................    8/14/98       (6,445,713)
     8,729,250  French Franc ..................    9/15/98       (1,421,070)
    30,139,000  French Franc ..................    9/30/98       (4,910,334)
    45,982,500  French Franc ..................   10/13/98       (7,496,758)
   186,307,800  French Franc ..................   11/16/98      (30,428,758)
    41,998,360  French Franc ..................   11/23/98       (6,861,875)
    14,159,500  French Franc ..................   12/15/98       (2,316,057)
     5,725,000  French Franc ..................   12/23/98         (936,815)
    23,290,000  French Franc ..................   12/24/98       (3,811,272)
    17,602,500  French Franc ..................     1/4/99       (2,882,171)
   111,536,500  French Franc ..................    1/19/99      (18,276,594)
    41,902,000  French Franc ..................    2/12/99       (6,874,503)
    29,930,000  French Franc ..................     3/5/99       (4,915,538)
    17,856,600  French Franc ..................    3/12/99       (2,933,693)
    30,125,500  French Franc ..................    3/26/99       (4,952,815)
    54,126,000  French Franc ..................    3/29/99       (8,900,082)
         9,463  German Mark ...................     4/2/98           (5,113)
     2,463,000  German Mark ...................    4/14/98       (1,331,857)
     9,189,675  German Mark ...................    4/30/98       (4,974,531)
     3,353,400  German Mark ...................    5/15/98       (1,816,775)
     9,547,380  German Mark ...................    5/29/98       (5,176,280)
     4,927,800  German Mark ...................    6/15/98       (2,674,247)
     8,600,000  German Mark ...................    9/15/98       (4,690,795)
     3,570,600  German Mark ...................    9/30/98       (1,949,121)
     5,451,000  German Mark ...................   10/13/98       (2,977,681)
     5,155,500  German Mark ...................   11/16/98       (2,821,382)
     2,573,850  German Mark ...................   11/23/98       (1,409,080)
     2,736,000  German Mark ...................   12/23/98       (1,500,217)
     6,217,400  German Mark ...................     3/5/99       (3,421,393)
     6,277,600  German Mark ...................    3/29/99       (3,458,580)
     1,554,533  Great Britain Pound Sterling ..    4/14/98       (2,602,923)
     3,707,709  Great Britain Pound Sterling ..    4/30/98       (6,210,339)
     4,028,509  Great Britain Pound Sterling ..    5/15/98       (6,749,369)
     2,771,960  Great Britain Pound Sterling ..    5/29/98       (4,645,126)
     4,014,576  Great Britain Pound Sterling ..    7/15/98       (6,732,850)
    12,905,162  Great Britain Pound Sterling ..    9/15/98      (21,665,825)
     8,561,430  Great Britain Pound Sterling ..    9/30/98      (14,376,876)
     9,483,396  Great Britain Pound Sterling ..   10/13/98      (15,928,281)
     8,191,244  Great Britain Pound Sterling ..   10/29/98      (13,761,339)
     4,117,573  Great Britain Pound Sterling ..   11/16/98       (6,919,395)
     6,268,021  Great Britain Pound Sterling ..   11/23/98      (10,534,205)
     3,027,551  Great Britain Pound Sterling ..   12/23/98       (5,090,374)
     8,622,814  Great Britain Pound Sterling ..   12/24/98      (14,498,191)
     3,042,658  Great Britain Pound Sterling ..     1/4/99       (5,116,609)
     4,022,402  Great Britain Pound Sterling ..    2/12/99       (6,767,527)
    19,880,716  Great Britain Pound Sterling ..    2/26/99      (33,454,181)
     6,180,088  Great Britain Pound Sterling ..    3/12/99      (10,401,229)
    10,805,804  Great Britain Pound Sterling ..    3/26/99      (18,189,354)
    15,177,271  Great Britain Pound Sterling ..    3/29/99      (25,548,982)
     7,763,500  Hong Kong Dollar ..............    4/30/98       (1,001,587)
    69,795,000  Hong Kong Dollar ..............    5/29/98       (8,995,540)
    23,290,500  Hong Kong Dollar ..............    6/15/98       (2,999,753)
    97,411,250  Hong Kong Dollar ..............    7/31/98      (12,514,551)
    68,819,100  Hong Kong Dollar ..............   10/29/98       (8,777,992)
    41,698,400  Hong Kong Dollar ..............   11/16/98       (5,310,537)
    13,370,500  Hong Kong Dollar ..............   11/23/98       (1,701,757)
    41,237,500  Hong Kong Dollar ..............   12/15/98       (5,237,944)
    20,550,000  Hong Kong Dollar ..............     1/4/99       (2,605,157)
   118,093,750  Hong Kong Dollar ..............    3/12/99      (14,862,879)
    23,828,400  Hong Kong Dollar ..............    3/29/99       (2,993,348)
     4,178,183  Irish Punt ....................    4/30/98       (5,675,145)
     2,307,489  Irish Punt ....................    6/15/98       (3,133,945)
       592,632  Irish Punt ....................   12/15/98         (802,029)
       647,757  Irish Punt ....................   12/24/98         (876,397)
       542,495  Irish Punt ....................    1/19/99         (733,522)
       431,096  Irish Punt ....................    2/12/99         (582,544)
    49,850,000  Italian Lira ..................     4/1/98          (27,326)
   332,237,500  Italian Lira ..................     4/2/98         (182,123)
    97,200,000  Italian Lira ..................     4/3/98          (53,282)
 1,709,300,000  Italian Lira ..................    4/14/98         (936,989)
14,500,150,000  Italian Lira ..................    4/30/98       (7,948,968)
 6,894,040,000  Italian Lira ..................    5/15/98       (3,779,840)
 5,050,500,000  Italian Lira ..................    5/29/98       (2,769,627)
13,527,200,000  Italian Lira ..................    6/15/98       (7,420,221)
 2,561,400,000  Italian Lira ..................    7/15/98       (1,405,950)
 5,184,000,000  Italian Lira ..................    9/15/98       (2,851,164)
10,800,000,000  Italian Lira ..................    9/30/98       (5,943,490)
33,352,500,000  Italian Lira ..................   10/29/98      (18,375,726)
 9,133,125,000  Italian Lira ..................   11/16/98       (5,035,894)
23,771,190,000  Italian Lira ..................   11/23/98      (13,111,345)
13,490,800,000  Italian Lira ..................   12/15/98       (7,448,958)
 6,105,750,000  Italian Lira ..................     1/4/99       (3,374,462)
 7,145,400,000  Italian Lira ..................    2/12/99       (3,955,832)
10,662,300,000  Italian Lira ..................     3/5/99       (5,908,665)
44,557,500,000  Italian Lira ..................    3/29/99      (24,719,968)
     2,051,932  Japanese Yen ..................     4/1/98          (15,390)
     1,368,176  Japanese Yen ..................     4/2/98          (10,262)
     1,368,176  Japanese Yen ..................     4/3/98          (10,263)
 2,198,110,000  Japanese Yen ..................     4/6/98      (16,491,946)
 2,902,375,000  Japanese Yen ..................    4/14/98      (21,810,012)
 1,960,488,750  Japanese Yen ..................    4/30/98      (14,772,895)
 2,154,780,000  Japanese Yen ..................    5/15/98      (16,269,420)
 3,037,500,000  Japanese Yen ..................    5/22/98      (22,954,012)
 1,749,760,000  Japanese Yen ..................    6/30/98      (13,292,748)
 2,098,590,000  Japanese Yen ..................    7/31/98      (16,014,060)
 3,742,550,000  Japanese Yen ..................    8/14/98      (28,617,030)
 1,894,820,000  Japanese Yen ..................    9/30/98      (14,589,101)
 1,313,820,000  Japanese Yen ..................   10/13/98      (10,135,499)
 1,060,836,500  Japanese Yen ..................   10/29/98       (8,203,704)
   943,550,000  Japanese Yen ..................   11/16/98       (7,316,786)
   712,350,000  Japanese Yen ..................   12/15/98       (5,548,751)
 2,222,035,000  Japanese Yen ..................   12/24/98      (17,332,552)
 2,849,355,000  Japanese Yen ..................    1/19/99      (22,308,098)
 4,788,000,000  Japanese Yen ..................    2/26/99      (37,685,577)
 7,629,930,000  Japanese Yen ..................     3/5/99      (60,112,319)
   709,890,000  Japanese Yen ..................    3/12/99       (5,598,286)
   367,440,000  Japanese Yen ..................    3/29/99       (2,904,581)
    17,718,750  Malaysian Ringgit .............   12/24/98       (4,688,660)
     4,260,000  Malaysian Ringgit .............    2/12/99       (1,120,598)
    14,262,500  Malaysian Ringgit .............    3/12/99       (3,739,623)
       214,355  Netherlands Guilder ...........     4/3/98         (102,685)
     5,578,200  Netherlands Guilder ...........     4/6/98       (2,672,482)
     2,816,550  Netherlands Guilder ...........    4/30/98       (1,351,859)
    12,241,400  Netherlands Guilder ...........    5/15/98       (5,880,768)
    11,118,000  Netherlands Guilder ...........    5/29/98       (5,345,287)
     7,399,600  Netherlands Guilder ...........    6/15/98       (3,561,118)
     1,888,300  Netherlands Guilder ...........    7/15/98         (910,351)
    28,109,700  Netherlands Guilder ...........    8/28/98      (13,585,984)
     5,823,600  Netherlands Guilder ...........   10/29/98       (2,824,380)
    19,233,000  Netherlands Guilder ...........   11/16/98       (9,336,915)
     7,729,200  Netherlands Guilder ...........   11/23/98       (3,753,659)
    17,159,400  Netherlands Guilder ...........   12/15/98       (8,343,195)
     5,591,490  Netherlands Guilder ...........   12/23/98       (2,719,828)
    16,064,000  Netherlands Guilder ...........    2/12/99       (7,833,824)
     8,012,000  Netherlands Guilder ...........    2/26/99       (3,909,799)
     6,007,800  Netherlands Guilder ...........     3/5/99       (2,932,744)
     6,030,300  Netherlands Guilder ...........    3/12/99       (2,944,705)
     6,073,800  Netherlands Guilder ...........    3/26/99       (2,967,896)
     1,457,938  New Zealand Dollar ............    4/14/98         (809,162)
     3,637,951  New Zealand Dollar ............    5/29/98       (2,052,244)
     3,021,604  New Zealand Dollar ............    8/28/98       (1,750,944)
       785,793  New Zealand Dollar ............    9/30/98         (459,075)
     1,617,599  New Zealand Dollar ............   11/16/98         (955,697)
     7,104,515  New Zealand Dollar ............   11/23/98       (4,204,007)
     1,631,854  New Zealand Dollar ............   12/15/98         (970,220)
    10,680,250  New Zealand Dollar ............   12/23/98       (6,360,491)
     3,516,174  New Zealand Dollar ............    3/12/99       (2,126,090)
    12,435,601  New Zealand Dollar ............    3/26/99       (7,537,267)
    70,495,000  Norwegian Krone ...............    7/15/98       (9,277,433)
    18,201,250  Norwegian Krone ...............    9/15/98       (2,401,549)
    11,203,500  Norwegian Krone ...............    9/30/98       (1,479,112)
    20,896,500  Norwegian Krone ...............   11/16/98       (2,763,578)
    10,506,000  Norwegian Krone ...............   12/23/98       (1,391,183)
     1,413,000  Singapore Dollar ..............    4/14/98         (874,300)
     1,412,900  Singapore Dollar ..............    4/30/98         (872,969)
     2,840,400  Singapore Dollar ..............    5/15/98       (1,754,348)
     1,404,500  Singapore Dollar ..............    6/15/98         (867,313)
     2,101,950  Singapore Dollar ..............    8/14/98       (1,297,191)
       726,250  Singapore Dollar ..............    9/30/98         (448,147)
     4,501,500  Singapore Dollar ..............   10/13/98       (2,777,306)
     1,514,400  Singapore Dollar ..............   10/29/98         (934,175)
     3,183,000  Singapore Dollar ..............   12/15/98       (1,962,571)
     8,740,000  Singapore Dollar ..............   12/24/98       (5,388,496)
     4,273,750  Singapore Dollar ..............     1/4/99       (2,634,382)
     2,772,000  Singapore Dollar ..............    1/19/99       (1,708,156)
     8,662,500  Singapore Dollar ..............    2/26/99       (5,333,562)
     6,788,000  Singapore Dollar ..............    3/12/99       (4,178,084)
     4,990,500  Singapore Dollar ..............    3/26/99       (3,070,699)
   571,600,000  Spanish Peseta ................    4/14/98       (3,639,384)
   114,960,000  Spanish Peseta ................    4/30/98         (732,229)
   144,420,000  Spanish Peseta ................    5/14/98         (920,302)
   567,440,000  Spanish Peseta ................    5/29/98       (3,617,932)
   568,680,000  Spanish Peseta ................    6/15/98       (3,628,140)
   289,040,000  Spanish Peseta ................    7/15/98       (1,846,308)
   370,075,000  Spanish Peseta ................    8/28/98       (2,368,750)
   440,730,000  Spanish Peseta ................   11/16/98       (2,832,115)
   431,692,500  Spanish Peseta ................   12/15/98       (2,778,074)
   218,340,000  Spanish Peseta ................   12/23/98       (1,405,661)
   297,080,000  Spanish Peseta ................   12/24/98       (1,912,684)
   151,370,000  Spanish Peseta ................    3/12/99         (978,240)
   303,620,000  Spanish Peseta ................    3/12/99       (1,962,166)
   764,350,000  Spanish Peseta ................    3/29/99       (4,943,757)
    75,152,000  Swedish Krona .................    4/14/98       (9,396,789)
    23,018,400  Swedish Krona .................    5/15/98       (2,881,201)
    48,906,000  Swedish Krona .................    5/29/98       (6,123,919)
    18,871,250  Swedish Krona .................    6/15/98       (2,364,159)
    26,754,700  Swedish Krona .................    8/28/98       (3,359,209)
    39,267,500  Swedish Krona .................    9/30/98       (4,935,209)
    39,676,000  Swedish Krona .................   10/13/98       (4,988,289)
    22,499,700  Swedish Krona .................   10/29/98       (2,829,979)
    33,651,000  Swedish Krona .................   11/16/98       (4,234,528)
    14,961,800  Swedish Krona .................   12/15/98       (1,884,096)
    34,151,850  Swedish Krona .................   12/23/98       (4,301,474)
    27,328,000  Swedish Krona .................     1/4/99       (3,443,071)
    60,187,500  Swedish Krona .................    2/26/99       (7,593,546)
     9,634,800  Swedish Krona .................    3/12/99       (1,216,007)
    23,798,400  Swedish Krona .................    3/26/99       (3,004,659)
    31,452,000  Swedish Krona .................    3/29/99       (3,971,298)
     5,595,200  Swiss Franc ...................     4/6/98       (3,669,207)
     7,682,400  Swiss Franc ...................    4/14/98       (5,044,540)
     6,302,475  Swiss Franc ...................    4/30/98       (4,147,388)
    14,063,000  Swiss Franc ...................    5/15/98       (9,269,965)
    22,743,600  Swiss Franc ...................    5/22/98      (15,003,285)
    24,949,100  Swiss Franc ...................    6/30/98      (16,530,509)
    10,988,800  Swiss Franc ...................    7/31/98       (7,306,815)
     9,586,500  Swiss Franc ...................    8/14/98       (6,384,603)
    13,213,550  Swiss Franc ...................    8/28/98       (8,814,287)
    14,477,000  Swiss Franc ...................    9/30/98       (9,693,396)
    10,845,200  Swiss Franc ...................   10/29/98       (7,285,557)
    10,772,800  Swiss Franc ...................   12/15/98       (7,275,350)
    20,304,750  Swiss Franc ...................   12/23/98      (13,725,018)
    15,163,500  Swiss Franc ...................   12/24/98      (10,250,928)
    34,782,500  Swiss Franc ...................     1/4/99      (23,542,108)
    10,076,500  Swiss Franc ...................    1/19/99       (6,831,187)
    23,953,000  Swiss Franc ...................    2/12/99      (16,280,216)
    25,203,600  Swiss Franc ...................     3/5/99      (17,168,325)
    33,720,750  Swiss Franc ...................    3/12/99      (22,987,011)
    42,810,000  Swiss Franc ...................    3/26/99      (29,225,833)
    45,894,400  Swiss Franc ...................    3/29/99      (31,342,297)
                                                            ---------------

TOTAL FORWARD EXCHANGE CONTRACTS TO SELL

(CONTRACT AMOUNT $1,695,933,714) ..............             $(1,616,351,213)
                                                            ===============

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Statement of Assets and Liabilities
-------------------------------------------------------------------------------

March 31, 1998

ASSETS
    Investments, at value (Cost $1,937,117,893) (Note 1)
        See accompanying schedule ........................                       $2,442,289,229
    Cash and foreign currency (Cost $2,394,804) ..........                            2,299,242
    Net unrealized appreciation of forward exchange
      contracts
      (Note 1) ...........................................                           78,163,430
    Receivable for Fund shares sold ......................                           13,425,129
    Dividends and interest receivable ....................                            6,961,742
    Receivable for investment securities sold ............                            3,628,410
    Unamortized organization costs (Note 5) ..............                                3,785
    Prepaid expenses .....................................                                7,771
                                                                                 --------------
        TOTAL ASSETS .....................................                        2,546,778,738
                                                                                 --------------

LIABILITIES
    Payable for investment securities purchased ..........      $14,823,097
    Payable for Fund shares redeemed .....................        1,521,566
    Investment advisory fee payable (Note 2) .............        1,648,779
    Transfer agent fees payable (Note 2) .................          141,483
    Custodian fees payable (Note 2) ......................          154,439
    Accrued expenses and other payables ..................          548,632
                                                                -----------
        TOTAL LIABILITIES ................................                           18,837,996
                                                                                   ------------
NET ASSETS ...............................................                       $2,527,940,742
                                                                                 ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ..................                       $   16,475,676
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ..........                           61,515,113
    Net unrealized appreciation of securities, forward
      exchange contracts, foreign currencies and net
      other assets .......................................                          583,195,359
    Par value ............................................                               13,320
    Paid-in capital in excess of par value ...............                        1,866,741,274
                                                                                   ------------
        TOTAL NET ASSETS .................................                       $2,527,940,742
                                                                                 ==============
NET ASSET VALUE, offering and redemption price per share
    ($2,527,940,742 / 133,197,435 shares of common stock
    outstanding) .........................................                               $18.98
                                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Statement of Operations
-------------------------------------------------------------------------------

For the Year Ended March 31, 1998

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $5,085,836) ..............     $  38,322,693
    Interest (net of foreign withholding taxes of $92) ......................         8,593,019
                                                                                   ------------
        TOTAL INVESTMENT INCOME .............................................        46,915,712
                                                                                   ------------
EXPENSES
    Investment advisory fee (Note 2) ......................      $23,717,001
    Administration fee (Note 2) ...........................          820,141
    Custodian fees (Note 2) ...............................          830,400
    Transfer agent fees (Note 2) ..........................          556,099
    Legal and audit fees ..................................           92,767
    Amortization of organization costs (Note 5) ...........           22,286
    Directors' fees and expenses (Note 2) .................           24,878
    Other .................................................        1,018,098
    Waiver of fees by administrator (Note 2) ..............          (86,035)
                                                                 -----------
        TOTAL EXPENSES ......................................................        26,995,635
                                                                                   ------------
NET INVESTMENT INCOME .......................................................        19,920,077
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
    Net realized gain (loss) on:
      Securities ............................................................        85,939,033
      Forward exchange contracts ............................................        97,491,059
      Foreign currencies and net other assets ...............................          (462,935)
                                                                                   ------------
    Net realized gain on investments during the year ........................       182,967,157
                                                                                   ------------
    Net change in unrealized appreciation of:
      Securities ............................................................       340,589,403
      Forward exchange contracts ............................................        15,699,783
      Foreign currencies and net other assets ...............................           144,365
                                                                                   ------------
    Net unrealized appreciation on investments during the year ..............       356,433,551
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................       539,400,708
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $559,320,785
                                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                YEAR                 YEAR
                                                                ENDED                ENDED
                                                               3/31/98              3/31/97
                                                           --------------       --------------
Net investment income ...............................      $   19,920,077       $    8,308,612
Net realized gain on securities, forward exchange
  contracts and currency transactions during the year         182,967,157          120,005,899
Net unrealized appreciation of securities,
  forward exchange contracts, foreign currencies and
  net other assets during the year ..................         356,433,551           54,898,049
                                                           --------------       --------------
Net increase in net assets resulting from operations          559,320,785          183,212,560
DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income ..........................................         (87,707,202)         (14,614,831)
  Dividends in excess of net investment income ......          (8,964,368)         (28,673,453)
  Distributions to shareholders from net realized
    gain on investments .............................         (54,368,991)         (44,555,478)
Net increase in net assets from Fund share
  transactions (Note 4) .............................         678,450,026          394,930,728
                                                           --------------       --------------
Net increase in net assets ..........................       1,086,730,250          490,299,526
NET ASSETS
Beginning of year ...................................       1,441,210,492          950,910,966
                                                           --------------       --------------
End of year (including undistributed net investment
  income of $16,475,676 and $11,956,516,
  respectively) .....................................      $2,527,940,742       $1,441,210,492
                                                           ==============       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------
For a Fund share outstanding throughout each period.

                                   YEAR                 YEAR                 YEAR              YEAR               YEAR
                                  ENDED                 ENDED                ENDED             ENDED              ENDED
                                 3/31/98               3/31/97             3/31/96(a)         3/31/95          3/31/94(a)(b)
                                ----------            ----------           --------           --------           --------
Net asset value, beginning
  of year ................        $  15.46              $  14.28           $  11.52           $  12.26           $  10.00
                                ----------            ----------           --------           --------           --------
Income from investment
  operations:
Net investment income
  (loss)(c) ..............            0.26                  0.12               0.15               0.10              (0.00)(d)
Net realized and
  unrealized gain (loss)
  on investments .........            4.62                  2.18               2.81              (0.68)              2.26
                                ----------            ----------           --------           --------           --------
    Total from investment
      operations .........            4.88                  2.30               2.96              (0.58)              2.26
                                ----------            ----------           --------           --------           --------
DISTRIBUTIONS:
  Dividends from net
    investment income ....           (0.79)                (0.19)           --                 --                  --
  Dividends in excess of
    net investment income            (0.08)                (0.36)           --                 --                  --
  Distributions from net
    realized gains .......           (0.49)                (0.57)             (0.05)             (0.06)            --
  Distributions in excess
    of net realized gains         --                    --                    (0.15)             (0.10)            --
                                ----------            ----------           --------           --------           --------
    Total distributions ..           (1.36)                (1.12)             (0.20)             (0.16)            --
                                ----------            ----------           --------           --------           --------
Net asset value, end of
  period..................      $    18.98            $    15.46           $  14.28           $  11.52           $  12.26
                                ==========            ==========           ========           ========           ========
Total return(e) ..........           33.09%                16.66%             25.88%            (4.74)%             22.60%
                                ==========            ==========           ========           ========           ========
Ratios/Supplemental Data:
Net assets, end of year
  (in 000's) .............      $2,527,941            $1,441,210           $950,911           $655,035           $297,434
Ratio of operating
  expenses to average net
  assets(f) ..............            1.42%                 1.58%              1.60 %             1.65%              1.73%(g)
Ratio of net investment
  income (loss) to average
  net assets .............            1.05%                 0.73%              1.15 %             1.08%            (0.00)%(g)(h)
Portfolio turnover rate ..              16%                   20%                17 %               16%                14%
Average commission rate
  (per share of
  security)(i) ...........      $   0.0142            $   0.0249           $ 0.0206                N/A                N/A
------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on June 15, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the years ended March 31, 1998, and 1997 and for the 7.5-month period ended March 31, 1994 were $0.26, $0.11, and
    $(0.01) per share, respectively.
(d) Amount represents less than $(0.01) per share.
(e) Total return represents aggregate total return for the periods indicated.
(f) Annualized expense ratio before the waiver of fees by the administrator and/or investment advisor for the years ended March
    31, 1998, and 1997, and for the 7.5-month period ended March 31, 1994 were 1.43%, 1.58%, and 1.83%, respectively.
(g) Annualized.
(h) Amount represents less than (0.01)% per share.
(i) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities or other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS, AND ADMINISTRATION FEE

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $31.1 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("the Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                 FEES ON ASSETS
                                       ---------------------------------------
                                                       BETWEEN
                                          UP TO        $500 AND     EXCEEDING
                                       $500 MILLION   $1 BILLION   $1 BILLION
------------------------------------------------------------------------------
Administration Fees                       0.06%         0.04%         0.02%
------------------------------------------------------------------------------

                                           UP TO       EXCEEDING
                                       $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                           0.03%         0.01%
------------------------------------------------------------------------------

    For the period from April 1, 1997 to May 15, 1997, the Administrator voluntarily waived administration and fund accounting fees of $86,035. For the period from May 16, 1997 to March 31, 1998, the Administrator did not waive any administration fees.

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). On May 12, 1997, First Data Investors Services Group, Inc. replaced Unified Advisors, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 1998, aggregated $748,422,268 and $263,066,996, respectively.

    At March 31, 1998, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $661,020,228 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $158,264,006.

    For the year ended March 31, 1998, the Fund incurred total brokerage commissions of $2,670,257.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                           YEAR ENDED 3/31/98                     YEAR ENDED 3/31/97
                                 ---------------------------------------------------------------------------
                                      SHARES             AMOUNT              SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold                                  58,530,975       $1,007,774,368        35,117,166      $  522,414,402
Reinvested                             8,222,804          133,167,149         5,409,129          78,324,194
Redeemed                             (26,794,022)        (462,491,491)      (13,856,018)       (205,807,868)
--------------------------------------------------------------------------------------------------------------
Net increase                          39,959,757       $  678,450,026        26,670,277      $  394,930,728
--------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7.  LINE OF CREDIT

    The Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Fund is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1998, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (one of the series of Tweedy, Browne Fund Inc.) as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from June 15, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from June 15, 1993 (commencement of operations) to March 31, 1994, in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP

Boston, Massachusetts
May 12, 1998

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Tax Information (unaudited)
-------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1998

    For the fiscal year ended March 31, 1998, the amount of long-term capital gain designated by the Fund was $45,461,377, of which $24,813,397 and $20,647,980 is taxable as 28% rate gain and 20% rate gain, respectively, for federal income tax purposes.

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1998, 2.04% qualify for the dividend received deduction available to corporate shareholders.

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Portfolio Highlights
-------------------------------------------------------------------------------

March 31, 1998

    HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TWEEDY, BROWNE AMERICAN VALUE FUND VS. STANDARD & POOR'S 500 STOCK INDEX 12/8/93 THROUGH 3/31/98

               Tweedy, Browne                Standard  & Poor's
             American Value Fund*        Stock Index (the S&P 500)*
Dec 1993          $10,000                        $10,120
Mar 1994            9,710                          9,740
Jun 1994            9,820                          9,780
Sep 1994           10,260                         10,260
Dec 1994            9,880                         10,250
Mar 1995           10,780                         11,250
Jun 1995           11,980                         12,320
Sep 1995           13,060                         13,300
Dec 1995           13,460                         14,100
Mar 1996           14,520                         14,860
Jun 1996           14,990                         15,530
Sep 1996           15,170                         16,010
Dec 1996           16,480                         17,340
Mar 1997           17,090                         17,800
Jun 1997           19,770                         20,660
Sep 1997           21,990                         22,210
Mar 1998           24,985                         26,029

--------------------------------------------------------------------------------
The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

Index information is available at month end only; therefore, the closest month end to inception date of the Fund, November 30, 1993, has been used.

-----------------------------------------------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN*                                    AGGREGATE TOTAL RETURN*
-----------------------------------------------------------------------------------------------------------------------
                                                     WITHOUT                            YEAR ENDED         INCEPTION
THE FUND                           ACTUAL           WAIVERS**                            3/31/98        12/8/93-3/31/98
--------                           -------          ---------                           ----------      ---------------
Inception (12/8/93)                                                    The Fund           46.14%            149.85%
 through 3/31/98                   23.66%             23.41%           S&P 500            47.96%            160.29%
Year Ended 3/31/98                 46.14%             46.11%
------------------------------------------------------------------------------------------------------------------------
Note:  The performance shown represents past performance and is not a guarantee of future results.
       The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
    *  Assumes the reinvestment of all dividends and distributions.
   **  See Note 2 to Financial Statements.

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Perspective On Assessing Investment Results
-------------------------------------------------------------------------------

March 31, 1998

    In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market index, the Standard & Poor's 500 Stock Index (the "S&P 500"). However, the historical results of the S&P 500 in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably most of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

    Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In Are Short-Term Performance and Value Investing Mutually Exclusive?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Super Investors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% to 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% to 42% of the years. Six of the seven investment managers underperformed the market between 28% to 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of these money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded "Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently."

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Portfolio of Investments
-------------------------------------------------------------------------------

March 31, 1998

                     [Graphic Omitted]

                                                                    MARKET
                                                                     VALUE
    SHARES                                                         (NOTE 1)
    ------                                                         --------
            COMMON STOCKS--DOMESTIC--72.4%

            ADVERTISING--0.2%
     6,680  Grey Advertising Inc. ...........................   $    2,461,580
                                                                --------------
            APPAREL/TEXTILES--0.1%
    45,900  Chic by H.I.S. Inc.+ ............................          415,969
     9,400  Garan Inc. ......................................          260,850
     2,000  Thomaston Mills, Inc., Class A ..................           16,874
                                                                --------------
                                                                       693,693
                                                                --------------
            AUTOMOTIVE PARTS--0.5%
   170,400  Standard Motor Products, Inc. ...................        3,269,550
    23,300  Standard Products Company .......................          767,444
     5,200  Woodward Governor Company .......................          146,575
                                                                --------------
                                                                     4,183,569
                                                                --------------
            BANKING--11.3%
    56,700  BancFirst Corporation ...........................        2,275,088
    10,200  Cape Cod Bank & Trust Company ...................          439,875
   259,207  Chase Manhattan Corporation .....................       34,960,544
    75,100  Comerica, Inc. ..................................        7,946,519
     4,500  Community Financial Group--Bank of Nashville ....           63,844
   156,110  First Chicago NBD Corporation ...................       13,757,194
    20,400  First Mortgage Corporation+ .....................           84,150
    50,850  Mercantile Bancorp, Inc. ........................        2,787,216
    42,080  Mid-America Bancorp. ............................        1,351,820
    18,000  Peoples Bank Corporation of Indianapolis ........          679,500
   246,700  PNC Bank Corporation ............................       14,786,581
   401,260  Popular, Inc. ...................................       23,548,946
    36,000  Wells Fargo & Company ...........................       11,925,000
                                                                --------------
                                                                   114,606,277
                                                                --------------
            BASIC INDUSTRIES--2.5%
   100,500  ACX Technologies Inc.+ ..........................        2,405,719
   163,900  Alamo Group Inc. ................................        2,970,688
   155,000  Blessings Corporation ...........................        2,790,000
   121,700  Gorman-Rupp Company .............................        2,373,150
    61,400  Monarch Machine Tool Company ....................          491,200
    70,200  Sequa Corporation, Class A+ .....................        5,194,800
    16,000  Tecumseh Products Company, Class A ..............          860,000
    66,100  Tecumseh Products Company, Class B ..............        3,726,388
    78,000  Tremont Corporation+ ............................        4,533,750
                                                                --------------
                                                                    25,345,695
                                                                --------------
            BUSINESS AND COMMERCIAL SERVICES--1.3%
   716,000  Harland (John H.) Company .......................       11,142,750
     5,200  IIC Industries Inc.+ ............................           56,305
    51,000  Norwood Promotional Products, Inc.+ .............        1,013,625
    12,500  Paris Corporation+ ..............................           28,125
    38,600  PriceSmart, Inc.+ ...............................          620,013
                                                                --------------
                                                                    12,860,818
                                                                --------------
            CHEMICALS--1.9%
   680,700  Lilly Industries Inc., Class A ..................       13,443,825
   232,900  Oil-Dri Corporation of America ..................        3,726,400
    77,500  Stepan Chemical Company .........................        2,354,063
                                                                --------------
                                                                    19,524,288
                                                                --------------
            CONSUMER NON-DURABLES--9.2%
   142,400  Bairnco Corporation .............................        1,566,400
   130,400  Coca-Cola Bottling Company ......................        7,534,675
   209,200  EKCO Group Inc.+ ................................        1,477,475
   426,035  Great Atlantic & Pacific Tea Company, Inc. ......       12,887,559
    19,000  Hyde Athletic Industries Inc., Class A+ .........           86,688
    25,000  Hyde Athletic Industries Inc., Class B+ .........          107,031
   248,000  M & F Worldwide Corporation+ ....................        2,247,500
    49,800  OroAmerica Inc.+ ................................          317,475
   869,470  Philip Morris Companies, Inc. ...................       36,246,031
   910,900  UST Inc. ........................................       29,376,525
    57,200  Village Super Market Inc., Class A+ .............          750,750
                                                                --------------
                                                                    92,598,109
                                                                --------------
            CONSUMER SERVICES--1.9%
   512,900  Jones Intercable Inc., Class A+ .................        9,328,369
   406,850  Pinkerton's, Inc. ...............................        9,382,978
                                                                --------------
                                                                    18,711,347
                                                                --------------
            ELECTRONIC EQUIPMENT--0.0%++
     8,000  Espey Manufacturing and Electronics Corporation .          123,000
                                                                --------------
            ENGINEERING AND CONSTRUCTION--2.5%
    12,700  Atkinson (Guy F.) Company California+ ...........            1,389
    42,700  Devcon International Corporation+ ...............          162,794
   107,300  Harding Lawson Associates Group+ ................        1,005,938
   150,500  Hovnanian Enterprises, Inc.+ ....................        1,589,656
    22,900  Liberty Homes, Inc., Class A ....................          224,706
    10,000  Liberty Homes, Inc., Class B ....................          108,750
    61,300  M/I Schottenstein Homes Inc.+ ...................        1,340,938
     6,120  Oilgear Company .................................          107,483
    42,000  Oriole Homes Corporation, Class A+ ..............          217,875
    91,500  Oriole Homes Corporation, Class B+ ..............          451,781
   459,700  Ryland Group, Inc. ..............................       12,699,213
   489,300  Standard-Pacific Corporation ....................        7,431,243
    55,000  Washington Homes, Inc.+ .........................          254,375
                                                                --------------
                                                                    25,596,141
                                                                --------------
            FINANCIAL SERVICES--12.5%
   369,030  American Express Company ........................       33,881,567
   332,300  Credit Acceptance Corporation+ ..................        3,094,544
   684,380  Federal Home Loan Mortgage Corporation ..........       32,465,276
   126,800  Household International Inc. ....................       17,466,700
     18,600  HPSC Inc.+ ......................................         104,625
    20,800  Kent Financial Services Inc.+ ...................          122,200
   345,550  Lehman Brothers Holdings Inc. ...................       25,873,056
    10,000  Letchworth Independent Bancshares Corporation ...          572,500
   675,900  Phoenix Duff & Phelps Corporation ...............        6,336,563
   109,030  ReliaStar Financial Corporation .................        5,022,194
    29,800  Value Line Inc. .................................        1,271,155
     1,604  Whitney Holding Corporation .....................           95,538
                                                                --------------
                                                                   126,305,918
                                                                --------------
            FOOD AND BEVERAGES--0.0%++
     2,177  United Foods, Inc., Class A+ ....................            7,620
     3,269  United Foods, Inc., Class B+ ....................           11,237
                                                                --------------
                                                                        18,857
                                                                --------------
            FURNITURE--0.9%
    29,900  Flexsteel Industries Inc. .......................          411,125
   147,450  O'Sullivan Corporation ..........................        1,382,344
   598,400  O'Sullivan Industries Holdings, Inc.+ ...........        7,629,600
                                                                --------------
                                                                     9,423,069
                                                                --------------
            HEALTH CARE--2.0%
    33,412  Johnson & Johnson ...............................        2,449,517
   877,600  Sun Healthcare Group Inc.+ ......................       16,345,300
    64,000  United Dental Care, Inc.+ .......................        1,156,000
     8,000  Wyant Corporation+ ..............................           66,875
                                                                --------------
                                                                    20,017,692
                                                                --------------
            INSURANCE--9.4%
    15,200  Allstate Financial Corporation+ .................          110,200
   448,500  American Annuity Group Inc. .....................       10,035,188
    90,450  American General Corporation ....................        5,850,984
    77,400  American Indemnity Financial Corporation ........          948,150
   115,125  American National Insurance Company .............       11,318,227
     8,260  Kansas City Life Insurance Company ..............          713,458
   366,500  Leucadia National Corporation ...................       14,430,938
    21,600  Merchants Group Inc. ............................          475,200
   278,500  MMI Companies, Inc. .............................        6,701,406
    83,000  National Western Life Insurance Company+ ........        8,805,780
   239,200  NAC Re Corporation ..............................       12,543,050
    13,200  RLI Corporation .................................          712,800
    69,900  TransFinancial Holdings, Inc.+ ..................          655,313
   282,400  Transatlantic Holdings, Inc. ....................       21,356,500
                                                                --------------
                                                                    94,657,194
                                                                --------------
            LEISURE AND ENTERTAINMENT--0.3%
    35,100  Cable Michigan, Inc.+ ...........................          908,213
    93,600  C-TEC Corporation+ ..............................        2,626,650
                                                                --------------
                                                                     3,534,863
                                                                --------------
            METALS AND METAL PRODUCTS--1.5%++
   562,100  ASARCO Inc. .....................................       15,001,044
                                                                --------------
            OIL AND GAS--0.6%
    80,000  Isramco, Inc.+ ..................................           46,250
     5,600  Lufkin Industries, Inc. .........................          182,000
    41,460  Matrix Service Company+ .........................          312,246
   175,200  Penn Virginia Corporation .......................        5,113,650
    10,000  Wiser Oil Company ...............................          127,500
                                                                --------------
                                                                     5,781,646
                                                                --------------
            REAL ESTATE--1.3%
   600,600  American Real Estate Partners Ltd. ..............        6,418,913
    26,100  Arizona Land Income Corporation, Class A ........          166,387
    18,012  Atlantic Realty Trust Inc.+ .....................          211,641
   102,000  Koger Equity Inc. ...............................        2,295,000
    13,200  Mays (J.W.), Inc.+ ..............................          188,100
   154,400  Price Enterprises Inc. ..........................        2,957,725
     3,623  Public Storage, Inc. ............................          111,860
    36,025  Ramco-Gershenson Properties .....................          734,009
    20,000  Reading Entertainment+ ..........................          263,750
                                                                --------------
                                                                    13,347,385
                                                                --------------
            RESTAURANT CHAINS--5.6%
   766,500  Darden Restaurants Inc. .........................       11,928,656
   713,900  McDonald's Corporation ..........................       42,834,000
    83,400  Vicorp Restaurants Inc.+ ........................        1,537,688
                                                                --------------
                                                                    56,300,344
                                                                --------------
            RETAIL--3.8%
    99,000  Burlington Coat Factory Warehouse ...............        1,720,125
     1,000  Dart Group Corporation, Class A .................          137,500
   217,000  Discount Auto Parts Inc.+ .......................        5,262,250
   117,900  EZCORP Inc., Class A+ ...........................        1,392,694
   432,900  Fingerhut Companies, Inc. .......................       11,228,344
    90,100  Government Technology Services, Inc. ............          481,472
   654,000  Jan Bell Marketing Inc.+ ........................        3,229,125
   164,000  Kmart Corporation+ ..............................        2,736,750
     9,900  Mercantile Stores Company Inc. ..................          665,156
    89,600  Penney (J.C.) Company, Inc. .....................        6,781,600
   130,100  Swiss Army Brands, Inc.+ ........................        1,496,150
   158,700  Syms Corporation+ ...............................        2,241,638
   138,000  United Retail Group, Inc.+ ......................          875,438
                                                                --------------
                                                                    38,248,242
                                                                --------------
            TECHNOLOGY--0.0%++
    44,600  Astrosystems Inc. ...............................           91,291
                                                                --------------
            TELECOMMUNICATIONS--0.7%
   140,400  RCN Corporation+ ................................        7,011,225
    15,300  TCI International Inc.+ .........................           81,281
                                                                --------------
                                                                     7,092,506
                                                                --------------
            TRANSPORTATION/TRANSPORTATION SERVICES--2.4%
   303,200  GATX Corporation ................................       23,649,600
    53,100  KLLM Transport Services Inc.+ ...................          677,025
                                                                --------------
                                                                    24,326,625
                                                                --------------
            TOTAL COMMON STOCKS--DOMESTIC
            (COST $498,749,771) .............................      730,851,193
                                                                --------------

             COMMON STOCKS--FOREIGN--16.7%
             FINLAND--0.3%
     18,300  Huhtamaki Group, Class I .......................          994,131
     15,500  Kone Corporation, Class B+ .....................        2,098,157
                                                                --------------
                                                                     3,092,288
                                                                --------------
             FRANCE--0.2%
        900  Bongrain SA ....................................          458,673
      2,000  Compagnie Fives-Lille ..........................          138,731
      2,725  Klepierre ......................................          437,283
      3,512  Lyonnaise des Eaux--Dumez+ .....................          506,933
      2,300  Peugeot SA .....................................          396,162
                                                                --------------
                                                                     1,937,782
                                                                --------------
             HONG KONG--0.4%
  1,210,000  CDL Hotels International Ltd. ..................          448,946
    478,000  Jardine Strategic Holdings Ltd., ADR ...........        1,309,720
  1,952,000  Semi-Tech (Global) Ltd. ........................          209,088
  1,300,000  South China Morning Post (Holdings) Ltd. .......          872,404
    525,000  Swire Pacific Ltd., Class B ....................          504,762
    182,000  Wing Hang Bank Ltd. ............................          540,220
                                                                --------------
                                                                     3,885,140
                                                                --------------
             IRELAND--0.0%++
    200,000  Crean (James) PLC ..............................          415,518
                                                                --------------
             ITALY--0.1%
     72,100  Arnoldo Mondadori Editore SPA ..................          829,985
                                                                --------------
             JAPAN--5.1%
     56,000  Agro-Kanesho Company Ltd. ......................          386,424
     63,000  Aichi Electric Company Ltd. ....................          165,385
    255,000  Amada Sonoike Company Ltd. .....................          688,543
     17,000  Amatsuji Steel Ball Manufacturing Company ......          136,434
    104,000  Belluna Company Ltd. ...........................          733,246
     62,000  Bunka Shutter Company Ltd. .....................          184,617
     33,000  CCI Corporation ................................          226,724
      1,000  Charle Company .................................            8,326
     89,000  Chiyoda Company ................................          620,146
    221,800  Chofu Seisakusho Company .......................        2,994,487
     56,000  Credia Company Ltd. ............................          777,049
     73,000  Daido Metal Company ............................          224,489
    105,000  Danto Corporation ..............................          715,882
    179,000  Denkyosha ......................................          836,430
     61,000  Denyo Company Ltd. .............................          311,119
     58,000  Dowa Fire & Marine Insurance Company ...........          186,627
    101,500  Exedy Corporation ..............................          610,561
     93,000  Fuji Coca-Cola Bottling Company ................          851,003
     76,800  Fuji Photo Film Company Ltd., ADR ..............        2,832,000
     17,000  Fuji Photo Film Ltd. ...........................          632,440
     86,000  Fujicco Company Ltd. ...........................          967,560
     88,000  Fujisawa Pharmaceutical Company ................          785,449
    118,000  Fujitec Company Ltd. ...........................          772,653
    262,000  Fukuda Denshi ..................................        3,163,848
    310,000  Gakken Company Ltd. ............................          660,341
    160,000  Hitachi Koki ...................................          684,043
     68,000  Hitachi Medical Corporation ....................          724,245
     31,000  Inaba Denkisangyo Company Ltd. .................          313,895
     92,000  Katsuragawa Electric Company ...................          369,173
    269,000  Kawagishi Bridge Works .........................          746,522
    130,000  Koito Manufacturing ............................          536,284
     53,000  Koyosha Inc. ...................................          274,292
    251,000  Mandom Corporation .............................        1,976,749
     95,000  Matsumoto Yushi-Seiyaku Company ................        1,802,738
     19,000  Matsushita Electric Industrial Company .........          304,969
     34,000  Meito Sangyo Company ...........................          300,919
     54,000  Mitsubishi Electric Corporation ................          141,759
     91,000  Mitsubishi Pencil Company Ltd. .................          832,702
    200,000  Morito .........................................        1,080,068
     58,000  Nankai Plywood Company Ltd. ....................          226,214
    107,000  Nippon Cable System ............................          722,295
    118,000  Nippon Konpo Unyu Soko .........................          721,320
     45,150  Nissan Fire & Marine Insurance Company .........          172,710
     38,000  Nissin Company Ltd. ............................          783,799
     48,000  Nitto FC Company ...............................          291,618
    139,000  Oak ............................................          307,557
     64,100  Osaka Steel Company Ltd. .......................          331,738
    185,000  Prospect Japan Fund Ltd., ADR ..................          797,350
    119,000  Riken Vitamin ..................................          825,614
     19,000  Sangetsu Company Ltd. ..........................          249,391
     27,000  Sanko Sangyo Company ...........................          205,550
     32,000  Sankyo Company Ltd. ............................          888,055
     73,100  Sanyo Shinpan Finance Company Ltd. .............        2,905,907
     51,500  Shikoku Coca-Cola Bottling .....................          517,607
     99,000  Shin Nikkei Company Ltd. .......................          104,699
     73,000  SK Kaken Company Ltd. ..........................          832,252
    155,000  Sonton Food Industry ...........................        1,488,093
    200,000  Sotoh Company Ltd. .............................        1,365,085
    139,000  Tachi-S ........................................          765,243
     17,000  Takefuji Corporation ...........................          803,300
    140,000  Teikoku Hormone Manufacturing Company ..........          787,549
     59,000  TENMA Corporation ..............................          663,791
     90,000  Toa Medical Electronics Company ................          762,798
     66,000  Tomita Electric Company Ltd. ...................          356,422
     10,000  Torii Company Ltd. .............................           45,753
    141,000  Torishima Pump Manufacturing ...................          846,053
     64,000  Toso Company Ltd. ..............................          312,019
     78,000  Toyo Technical Company Ltd. ....................          386,124
    150,000  Tsubaki Nakashima Company Ltd.+ ................          685,168
    220,800  Tsuchiya Home Company ..........................          881,047
    153,000  U-Shin .........................................          573,786
     33,000  Yomeishu Seizo Company Ltd. ....................          212,863
     32,000  Zojirushi ......................................          240,015
                                                                --------------
                                                                    52,618,926
                                                                --------------
             MALAYSIA--0.1%
    485,000  Star Publications (Malaysia) ...................          830,479
                                                                --------------
             NETHERLANDS--1.1%
     21,000  European Vinyls Corporation ....................          432,564
     10,000  Heineken Holdings NV, Class A ..................        1,987,976
     36,500  Holdingmaatschappij De Telegraaf NV ............          772,820
    120,800  Unilever NV, ADR ...............................        8,289,900
                                                                --------------
                                                                    11,483,260
                                                                --------------
             SINGAPORE--0.3%
    518,000  Cycle & Carriage Ltd. ..........................        2,340,699
    150,000  Fraser & Neave Ltd. ............................          636,026
     94,800  Robinson and Company Ord .......................          286,366
                                                                --------------
                                                                     3,263,091
                                                                --------------
             SPAIN--0.1%
      7,600  Argentaria .....................................          628,759
     16,000  Unipapel SA ....................................          546,791
                                                                --------------
                                                                     1,175,550
                                                                --------------
             SWEDEN--3.5%
     17,000  Marieberg Tidnings AB, Class A .................          516,310
    804,300  Pharmacia & Upjohn, Inc., Depository Shares.....       34,681,102
                                                                --------------
                                                                    35,197,412
                                                                --------------
             SWITZERLAND--2.8%
      3,650  Compagnie Financiere Richemont AG ..............        4,905,592
      2,000  Danzas Holding AG PC ...........................          517,931
      2,000  Edipresse SA, Bearer ...........................          704,124
    219,000  Nestle, ADR ....................................       20,912,180
     10,666  Novartis AG, ADR ...............................          943,318
        500  Swissair AG, Registered+ .......................          697,896
                                                                --------------
                                                                    28,681,041
                                                                --------------
             UNITED KINGDOM--2.7%
    875,000  British Steel Ord ..............................        2,079,943
    359,800  BTR Ord ........................................        1,180,517
    274,000  Carclo Engineering Group PLC ...................          800,389
    172,000  Concentric PLC .................................          336,877
    445,000  Dowding & Mills PLC ............................          521,451
     60,000  Elementis PLC ..................................          139,109
    163,670  Glaxo Wellcome PLC, Sponsored ADR ..............        8,858,639
    142,000  Hardys & Hansons PLC ...........................          562,178
    189,385  McAlpine (Alfred) PLC ..........................          542,122
     50,000  Molins PLC .....................................          231,430
    187,307  Nycomed ASA, ADR, Class B ......................        6,743,052
    360,000  Pilkington PLC .................................          735,220
     65,000  SmithKline Beecham, PLC Units, ADR .............        4,066,563
    150,000  Thistle Hotels PLC .............................          443,190
                                                                --------------
                                                                    27,240,680
                                                                --------------
             TOTAL COMMON STOCKS--FOREIGN
             (COST $138,870,967).............................      170,651,152
                                                                --------------
  FACE
  VALUE
 ------
             COMMERCIAL PAPER--3.1% (COST $31,107,000)
$31,107,000  General Electric Capital Corporation,
             6.120% due 4/1/98 ..............................       31,107,000
                                                                --------------
             U.S. TREASURY BILLS--0.1%
    200,000  5.873%** due 4/30/98 ...........................          199,105
  1,000,000  5.089%** due 1/7/99 ............................          962,689
                                                                --------------
             TOTAL U.S. TREASURY BILLS
             (COST $1,161,794) ..............................        1,161,794
                                                                --------------
             REPURCHASE AGREEMENT--7.1%
             (COST $71,684,000)
 71,684,000  Agreement with UBS Securities, Inc.,
             5.930% dated 3/31/98, to be repurchased at
             $71,695,808 on 4/1/98, collateralized by
             $57,405,000 U.S. Treasury Bonds, 10.000% due
             5/15/10 (market value $72,976,106) ..............      71,684,000
                                                                --------------
TOTAL INVESTMENTS (COST $741,573,532*) ................  99.4%   1,005,455,139
OTHER ASSETS AND LIABILITIES (NET) ....................   0.6        5,782,581
                                                         ----   --------------
NET ASSETS ............................................ 100.0%  $1,011,237,720
                                                        =====   ==============
------------

 * Aggregate cost for Federal               Abbreviations:
   tax purposes was $741,575,365.           ADR--American Depository Receipt
** Rate represents annualized               Ord--Ordinary Share
   yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
-------------------------------------------------------------------------------

March 31, 1998

                                                  CONTRACT           MARKET
                                                   VALUE             VALUE
      CONTRACTS                                     DATE            (NOTE 1)
      ---------                                   --------         ----------
FORWARD EXCHANGE CONTRACTS TO BUY
  38,991,859  Japanese Yen ....................     4/1/98       $     292,457
  45,268,400  Japanese Yen ....................     4/2/98             339,542
  11,928,305  Japanese Yen ....................     4/3/98              89,473
     195,157  Great Britain Pound Sterling ....     4/2/98             326,693
     945,239  Great Britain Pound Sterling ....    9/30/98           1,587,303
     942,868  Great Britain Pound Sterling ....   10/29/98           1,584,025
   6,727,742  Hong Kong Dollar ................     4/2/98             868,241
  16,588,800  Norwegian Krone .................   10/29/98           2,192,465
                                                                 -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $7,336,282) ..................                  $   7,280,199
                                                                 =============

FORWARD EXCHANGE CONTRACTS TO SELL
    2,994,600  Finnish Markka ................     4/30/98            (534,373)
    7,879,250  Finnish Markka ................    10/29/98          (1,420,292)
    2,156,800  Finnish Markka ................     2/12/99            (390,965)
    2,726,350  Finnish Markka ................     3/26/99            (495,245)
    8,051,715  French Franc ..................    10/29/98          (1,313,816)
    1,795,800  French Franc ..................     2/12/99            (294,622)
      945,239  Great Britain Pound Sterling ..     9/30/98          (1,587,303)
      942,868  Great Britain Pound Sterling ..    10/29/98          (1,584,025)
    6,478,959  Great Britain Pound Sterling ..    12/23/98         (10,893,400)
    1,423,311  Great Britain Pound Sterling ..     2/12/99          (2,394,664)
    1,358,780  Great Britain Pound Sterling ..      3/5/99          (2,286,668)
      740,969  Great Britain Pound Sterling ..     3/26/99          (1,247,270)
      303,545  Great Britain Pound Sterling ..     3/29/99            (510,980)
    8,429,000  Hong Kong Dollar ..............     1/19/99          (1,066,930)
   10,603,450  Hong Kong Dollar ..............     2/12/99          (1,338,742)
    3,971,000  Hong Kong Dollar ..............     3/29/99            (498,891)
      325,497  Irish Punt ....................     1/19/99            (440,113)
  861,150,000  Italian Lira ..................    10/29/98            (474,455)
  357,270,000  Italian Lira ..................     2/12/99            (197,792)
  116,095,000  Japanese Yen ..................     4/14/98            (872,400)
   83,172,250  Japanese Yen ..................     4/30/98            (626,729)
  107,930,000  Japanese Yen ..................     7/15/98            (821,699)
  114,850,000  Japanese Yen ..................     9/30/98            (884,284)
  209,531,000  Japanese Yen ..................    10/29/98          (1,620,354)
2,765,650,000  Japanese Yen ..................    12/24/98         (21,572,915)
  371,655,000  Japanese Yen ..................     1/19/99          (2,909,752)
  719,880,000  Japanese Yen ..................     2/12/99          (5,655,028)
  731,760,000  Japanese Yen ..................      3/5/99          (5,765,163)
  490,800,000  Japanese Yen ..................     3/26/99          (3,878,003)
  367,440,000  Japanese Yen ..................     3/29/99          (2,904,581)
    1,968,750  Malaysian Ringgit .............    12/24/98            (520,962)
    1,256,400  Malaysian Ringgit .............     3/26/99            (328,901)
    3,968,000  Netherlands Guilder ...........    10/29/98          (1,924,435)
    1,928,100  Netherlands Guilder ...........    12/23/98            (937,872)
    3,947,700  Netherlands Guilder ...........    12/30/98          (1,920,944)
    3,036,900  Netherlands Guilder ...........     3/26/99          (1,483,948)
    2,022,700  Netherlands Guilder ...........     3/29/99            (988,536)
   16,588,800  Norwegian Krone ...............    10/29/98          (2,192,465)
    1,721,500  Singapore Dollar ..............    12/30/98          (1,061,258)
    2,789,600  Singapore Dollar ..............     2/12/99          (1,718,113)
      499,050  Singapore Dollar ..............     3/26/99            (307,070)
  117,064,000  Spanish Peseta ................    10/29/98            (751,590)
   34,537,500  Swedish Krona .................     7/15/98          (4,330,553)
   14,603,300  Swedish Krona .................    10/29/98          (1,836,781)
   28,080,410  Swedish Krona .................    12/23/98          (3,536,767)
   15,597,800  Swedish Krona .................    12/30/98          (1,964,915)
   28,105,000  Swedish Krona .................     2/12/99          (3,544,584)
   19,657,500  Swedish Krona .................     3/29/99          (2,482,061)
    2,064,000  Swiss Franc ...................     7/15/98          (1,369,905)
    2,794,900  Swiss Franc ...................     9/30/98          (1,871,387)
    2,425,900  Swiss Franc ...................    10/29/98          (1,629,663)
    2,030,475  Swiss Franc ...................    12/23/98          (1,372,502)
    6,252,075  Swiss Franc ...................    12/30/98          (4,229,350)
    2,879,000  Swiss Franc ...................     1/19/99          (1,951,768)
    1,409,000  Swiss Franc ...................     2/12/99            (957,660)
    2,854,000  Swiss Franc ...................     3/26/99          (1,948,389)
    2,151,300  Swiss Franc ...................     3/29/99          (1,469,170)
                                                                 -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $129,275,000) ...............................   $(125,113,003)
                                                                 =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Statement of Assets and Liabilities
-------------------------------------------------------------------------------

March 31, 1998

ASSETS
    Investments, at value (Cost $741,573,532) (Note 1)
        See accompanying schedule ..........................                      $1,005,455,139
    Cash and foreign currency (Cost $46,826) ...............                              46,408
    Receivable for Fund shares sold ........................                           9,453,632
    Net unrealized appreciation of forward exchange
      contracts (Note 1) ...................................                           4,105,914
    Dividends and interest receivable ......................                           1,203,981
    Unamortized organization costs (Note 5) ................                              12,980
    Prepaid expenses .......................................                               2,129
                                                                                  --------------
        TOTAL ASSETS .......................................                       1,020,280,183
                                                                                  --------------
LIABILITIES
    Payable for investment securities purchased ............      $6,466,656
    Payable for Fund shares redeemed .......................       1,729,824
    Investment advisory fee payable (Note 2) ...............         661,748
    Transfer agent fees payable (Note 2) ...................          17,570
    Custodian fees payable (Note 2) ........................          16,795
    Accrued expenses and other payables ....................         149,870
                                                                  ----------
        TOTAL LIABILITIES ..................................                           9,042,463
                                                                                    ------------
NET ASSETS .................................................                      $1,011,237,720
                                                                                  ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ....................                        $  1,863,348
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ............                           3,396,288
    Net unrealized appreciation on securities, forward
      exchange contracts, foreign currencies and net other
      assets ...............................................                         267,988,488
    Par value ..............................................                               4,389
    Paid-in capital in excess of par value .................                         737,985,207
                                                                                    ------------
        TOTAL NET ASSETS ...................................                      $1,011,237,720
                                                                                  ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,011,237,720 / 43,890,504 shares of common stock
    outstanding) ...........................................                              $23.04
                                                                                          ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Statement of Operations
-------------------------------------------------------------------------------

For the Year Ended March 31, 1998

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $259,372) ................           $  9,689,519
    Interest ................................................................              3,076,982
                                                                                        ------------
        TOTAL INVESTMENT INCOME .............................................             12,766,501
                                                                                        ------------
EXPENSES
    Investment advisory fee (Note 2) ........................      $7,652,123
    Administration fee (Note 2) .............................         276,624
    Transfer agent fees (Note 2) ............................         233,519
    Custodian fees (Note 2) .................................          99,912
    Legal and audit fees ....................................          36,388
    Amortization of organization costs (Note 5) .............          19,469
    Directors' fees and expenses (Note 2) ...................          18,190
    Other ...................................................         325,572
    Waiver of fees by investment adviser and administrator
      (Note 2) ..............................................        (128,269)
                                                                   ----------
        TOTAL EXPENSES ......................................................              8,533,528
                                                                                        ------------
NET INVESTMENT INCOME .......................................................              4,232,973
                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3)
    Net realized gain (loss):
      Securities ............................................................             12,672,600
      Forward exchange contracts ............................................              2,539,174
      Foreign currencies and net other assets ...............................                (24,251)
                                                                                        ------------
    Net realized gain on investments during the year ........................             15,187,523
                                                                                        ------------
    Net change in unrealized appreciation (depreciation) of:
      Securities ............................................................            200,994,165
      Forward exchange contracts ............................................              2,625,383
      Foreign currencies and net other assets ...............................                 31,849
                                                                                        ------------
    Net unrealized appreciation of investments during the year ..............            203,651,397
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................            218,838,920
                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $223,071,893
                                                                                        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                   YEAR               YEAR
                                                                   ENDED              ENDED
                                                                  3/31/98            3/31/97
                                                               ------------       ------------
Net investment income .................................      $    4,232,973       $  2,332,921
                                                             --------------       ------------
Net realized gain on securities, forward exchange
  contracts and currency transactions during the year .          15,187,523         11,510,445
Net unrealized appreciation of securities, forward
  exchange contracts, foreign currencies and net other
  assets during the year ..............................         203,651,397         26,815,015
                                                             --------------       ------------
Net increase in net assets resulting from operations ..         223,071,893         40,658,381
DISTRIBUTIONS:
  Distributions to shareholders from net investment
    income ............................................          (5,448,502)        (2,924,069)
  Distributions to shareholders from net realized gain
    on investments ....................................         (13,982,759)        (7,097,006)
Net increase in net assets from Fund share transactions
  (Note 4) ............................................         465,129,709        110,231,566
                                                             --------------       ------------
Net increase in net assets ............................         668,770,341        140,868,872
NET ASSETS
Beginning of year .....................................         342,467,379        201,598,507
                                                             --------------       ------------
End of year (including undistributed net investment
  income of $1,863,348 and $1,039,581, respectively) ..      $1,011,237,720       $342,467,379
                                                             ==============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                         YEAR              YEAR             YEAR            YEAR         PERIOD
                                         ENDED             ENDED            ENDED           ENDED         ENDED
                                        3/31/98           3/31/97         3/31/96(a)       3/31/95(a)    3/31/94(b)
                                        -------           -------         ----------       ----------    ----------
Net asset value, beginning of year . $      16.22       $      14.29     $      10.71     $       9.71  $      10.00
                                     ------------       ------------     ------------     ------------  ------------
Income from investment operations:
Net investment income(c) .........           0.11               0.13             0.15             0.13          0.01
Net  realized and unrealized
  gain (loss) on investments .....           7.31               2.39             3.56             0.93         (0.30)
                                     ------------       ------------     ------------     ------------  ------------
    Total from investment operations         7.42               2.52             3.71             1.06         (0.29)
                                     ------------       ------------     ------------     ------------  ------------
DISTRIBUTIONS:
  Dividends from net
    investment income ............          (0.17)             (0.17)           (0.11)           (0.06)         --
  Distributions from
    net realized gains ...........          (0.43)             (0.42)           (0.02)            --            --
                                     ------------       ------------     ------------     ------------  ------------
    Total distributions ..........          (0.60)             (0.59)           (0.13)           (0.06)         --
                                     ------------       ------------     ------------     ------------  ------------
Net asset value, end of year .....   $      23.04       $      16.22     $      14.29     $      10.71  $       9.71
                                     ============       ============     ============     ============  ============
Total return(d) ..................          46.14%             17.75%           34.70%           11.02%        (2.90)%
                                     ============       ============     ============     ============  ============
Ratios/Supplemental Data:
Net assets, end of year (in 000's)   $  1,011,238       $    342,467     $    201,599     $     58,856  $     16,133
Ratio of operating expenses to
  average net assets(e) ..........           1.39%              1.39%            1.39%            1.74%         2.26%(f)
Ratio of net investment income
  to average net assets ..........           0.69%              0.92%            1.13%            1.25%         0.64%(f)
Portfolio turnover rate ..........              6%                16%               9%               4%            0%(g)
Average commission rate
  (per share of security)(h) .....   $     0.0232       $     0.0302     $     0.0341              N/A           N/A

------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on December 8, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1998, 1997, 1996 and 1995 and the
    3.75-month period ended March 31, 1994 was $0.11, $0.11, $0.12, $0.11 and $(0.01), respectively.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1998, 1997, 1996 and 1995 and the 3.75-month period ended March 31,
    1994 were 1.41%, 1.52%, 1.61%, 1.94% and 3.51%, respectively.
(f) Annualized.
(g) Amount rounds to less than 1.0%.
(h) Average commission rate (per share of security) as required by amended disclosure requirements effective
    September 1, 1995.

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities or other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS, AND ADMINISTRATION FEE

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1998, Tweedy, Browne voluntarily waived fees of $105,730.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $29.7 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("the Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                            FEES ON ASSETS
                       ---------------------------------------------------------
                                               BETWEEN
                            UP TO              $500 AND           EXCEEDING
                         $500 MILLION         $1 BILLION          $1 BILLION
--------------------------------------------------------------------------------
Administration Fees         0.06%               0.04%               0.02%
--------------------------------------------------------------------------------

                            UP TO             EXCEEDING
                         $100 MILLION        $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees             0.03%               0.01%
--------------------------------------------------------------------------------

    For the period from April 1, 1997 to May 15, 1997, the Administrator voluntarily waived administration fees of $22,539. For the period from May 16, 1997 to March 31, 1998, the Administrator did not waive any administration fees.

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay for a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1998, Boston Safe did not waive any custody fees. On May 12, 1997, First Data Investors Services Group, Inc. replaced Unified Advisors, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the year ended March 31, 1998, aggregated $406,746,627 and $31,400,244, respectively.

    At March 31, 1998, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $274,028,673 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $10,148,899.

    For the year ended March 31, 1998, the Fund incurred total brokerage commissions of $636,393.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                             YEAR ENDED 3/31/98                   YEAR ENDED 3/31/97
                                    -----------------------------------------------------------------------
                                          SHARES             AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                     29,306,959      $  598,418,949        9,381,470       $146,286,093
Reinvested                                  854,761          17,761,820          599,957          9,419,276
Redeemed                                 (7,390,306)       (151,051,060)      (2,966,055)       (45,473,803)
------------------------------------------------------------------------------------------------------------
Net Increase                             22,771,414      $  465,129,709        7,015,372       $110,231,566
------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  LINE OF CREDIT

    Effective October 1, 1996, the Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1998, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (one of a series of Tweedy, Browne Fund Inc.) as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from December 8, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from December 8, 1993 (commencement of operations) to March 31, 1994, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
May 12, 1998

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1998

    For the fiscal year ended March 31, 1998, the amount of long-term capital gain designated by the Fund was $7,211,443, of which $5,992,206 and $1,219,237 is taxable as 28% rate gain and 20% rate gain, respectively, for federal income tax purposes.

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1998, 59.95% qualify for the dividend received deduction available to corporate shareholders.

                            TWEEDY, BROWNE FUND INC.
                       52 Vanderbilt Avenue, NY, NY 10017
                                  800-432-4789

                                                        84
193099.02-New YorkS5A

                                                    APPENDIX A

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P:

         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned and actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                             PART C: OTHER INFORMATION


Item 24. Financial Statements and Exhibits.

                  List all financial statements and exhibits as part of the Registration Statement.



                  (a)      Financial Statements (included in Part A)
                           (i) Financial Highlights for The Tweedy, Browne Global Value Fund for the period June 15, 1993 (commencement of operations) to March 31, 1998 (audited).
                           (ii) Financial Highlights for The Tweedy, Browne American Value Fund for the period December 8, 1993 (commencement of operations) to March 31, 1998 (audited).

                  (b)      Financial Statements (included in Part B):
                                    Audited Financial Statements as of March 31,
                                    1998 for the Tweedy Browne Global Value Fund
                                    and  Tweedy  Browne   American  Value  Fund:
                                    Portfolio    Highlights    Perspective    on
                                    Assessing  Investment  Results  Portfolio of
                                    Investments  Schedule  of  Forward  Exchange
                                    Contracts    Statement    of   Assets    and
                                    Liabilities    Statement    of    Operations
                                    Statement of Changes in Net Assets Financial
                                    Highlights  Notes  to  Financial  Statements
                                    Report  of  Ernst & Young  LLP,  Independent
                                    Auditors



                  (b)      Exhibits:
                           (1) (a)          Articles of  Incorporation  is  incorporated  by reference to Exhibit 1
                                            to  Pre-Effective   Amendment  No.  2  to  the  Registration  Statement
                                            ("Pre-Effective Amendment No. 2").
                           (1) (b)          Articles  Supplementary  is  incorporated  by reference to Exhibit 1 to
                                            Post-Effective   Amendment   No.  1  to  the   Registration   Statement
                                            ("Post-Effective Amendment No. 1").
                           (2)              By-Laws is  incorporated  by  reference  to Exhibit 2 to  Pre-Effective
                                            Amendment No. 2.
                           (3)              None.
                           (4)              (a)  Specimen  Certificate  for  the
                                            Tweedy,  Browne Global Value Fund is
                                            incorporated by reference to Exhibit
                                            4 to Pre-Effective Amendment No.
                                            2.
                           (4) (b)          Specimen  Certificate  for the Tweedy,  Browne  American  Value Fund is
                                            incorporated  by  reference  to Exhibit 4 to  Post-Effective  Amendment
                                            No. 3 to the  Registration  Statement  ("Post-Effective  Amendment  No.
                                            3").
                           (5) (a)          Advisory Agreement between  Registrant and Tweedy,  Browne Company L.P.
                                            dated June 2, 1993  relating to the Tweedy,  Browne  Global  Value Fund is  incorporated by reference to Exhibit 5 to  Pre-Effective  Amendment
                                            No. 2.
                           (5) (b)          Advisory Agreement between  Registrant and Tweedy,  Browne Company L.P.
                                            dated  December 8, 1993 relating to the Tweedy,  Browne  American Value
                                            Fund is incorporated  by reference to Exhibit 5(b) to the  Registration
                                            Statement ("Post-Effective Amendment No. 5").
                                            (5) (c) Advisory  Agreement  between
                                            Registrant   and   Tweedy,    Browne
                                            Company  LLC dated  October  9, 1997
                                            relating  to  the   Tweedy,   Browne
                                            Global Value Fund is filed herein.

                                            (5) (d) Advisory  Agreement  between
                                            Registrant   and   Tweedy,    Browne
                                            Company  LLC dated  October  9, 1997
                                            relating  to  the   Tweedy,   Browne
                                            American Value Fund is filed herein.

                                            (5) (e) Form of  Advisory  Agreement
                                            between   Registrant   and   Tweedy,
                                            Browne  Company LLC  relating to the
                                            Tweedy, Browne Global Value Fund and
                                            Tweedy,  Browne  American Value Fund
                                            if filed herein.

                           (6) (a)          Distribution  Agreement between  Registrant and Tweedy,  Browne Company
                                            L.P.  dated June 3, 1993  relating to the Tweedy,  Browne  Global Value
                                            Fund  is  incorporated  by  reference  to  Exhibit  6 to  Pre-Effective
                                            Amendment No. 2.
                           (6) (b)          Distribution  Agreement between  Registrant and Tweedy,  Browne Company
                                            L.P.  dated  December 8, 1993 relating to the Tweedy,  Browne  American
                                            Value  Fund  is   incorporated   by   reference   to  Exhibit  6(b)  to
                                            Post-Effective Amendment No. 5.
                                            (6)   (c)   Distribution   Agreement
                                            between   Registrant   and   Tweedy,
                                            Browne  Company LLC dated October 9,
                                            1997 relating to the Tweedy,  Browne
                                            Global Value Fund is filed herein.

                                            (6)   (d)   Distribution   Agreement
                                            between   Registrant   and   Tweedy,
                                            Browne  Company LLC dated October 9,
                                            1997 relating to the Tweedy,  Browne
                                            American Value Fund is filed herein.

                           (7)              None.
                           (8) (a)          Custody  Agreement  between  Registrant  and Boston  Safe  Deposit  and
                                            Trust  Company  dated  June 2,  1993  relating  to the  Tweedy,  Browne
                                            Global  Value  Fund  is  incorporated  by  reference  to  Exhibit  8 to
                                            Pre-Effective Amendment No. 2.
                           (8) (b)          Amended and Restated Custody  Agreement  between  Registrant and Boston
                                            Safe Deposit and Trust  Company  relating to the Tweedy,  Browne Global
                                            Value Fund and the Tweedy,  Browne  American  Value Fund dated December
                                            8,   1993  is   incorporated   by   reference   to   Exhibit   8(b)  to
                                            Post-Effective Amendment No. 3.

                           (8) (c)          First Amendment to the Amended and Restated Custody  Agreement  between
                                            Registrant  and Boston  Safe  Deposit & Trust  Company  relating to the
                                            Tweedy,  Browne  Global  Value  Fund and the  Tweedy,  Browne  American
                                            Value Fund dated  December 31,  1996 is  incorporated  by  reference to
                                            Exhibit 8(c) to Post-Effective Amendment No. 7.

                           (9) (a)          Transfer  Agent  Agreement  between  Registrant  and Unified  Advisers,
                                            Inc.  dated June 2, 1993  relating to the Tweedy,  Browne  Global Value
                                            Fund  is  incorporated  by  reference  to  Exhibit  9 to  Pre-Effective
                                            Amendment No. 2.
                           (9) (b)          Transfer  Agent  Agreement  between  Registrant  and Unified  Advisers,
                                            Inc.  relating  to the Tweedy,  Browne  Value Fund is  incorporated  by reference to Exhibit 9(b) to Post-Effective Amendment No. 3.

                           (9) (c)          Transfer  Agent  Agreement  between  Registrant and First Data Investor
                                            Services  Group,  Inc.  dated  May 9,  1997,  relating  to the  Tweedy,
                                            Browne  Global Value Fund and the Tweedy,  Browne  American  Value Fund
                                            is  incorporated   by  reference  to  Exhibit 9(c)  to   Post-Effective
                                            Amendment No. 7.

                           (9) (d)          Administration  Agreement  between  Registrant  and The Boston  Company
                                            Advisors,  Inc.  dated  June 2, 1993  relating  to the  Tweedy,  Browne
                                            Global  Value  Fund  is  incorporated  by  reference  to  Exhibit  9 to
                                            Pre-Effective Amendment No. 2.
                           (9) (e)          Amended and Restated  Administration  Agreement between  Registrant and
                                            The Boston  Company  Advisors,  Inc.  relating  to the  Tweedy,  Browne
                                            Global  Value Fund and the  Tweedy,  Browne  American  Value Fund dated
                                            December  8, 1993 is  incorporated  by  reference  to  Exhibit  9(d) to
                                            Post-Effective Amendment No. 3.

                           (9) (f)          Amendment  No. 1 to the Amended and Restated  Administration  Agreement
                                            between  Registrant  and  First  Data  Investor  Services  Group,  Inc.
                                            relating  to the  Tweedy,  Browne  Global  Value  Fund and the  Tweedy,
                                            Browne American Value Fund dated  February 15,  1997 is incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No. 7.

                           (10)             Opinion  and  Consent  of  Miles  &  Stockbridge  is   incorporated  by
                                            reference to Exhibit 10 to Post-Effective Amendment No. 1.
                           (11)             Consent of Ernst & Young LLP, independent auditors is filed herein.
                           (12)             Not Applicable.
                           (13) (a)         Purchase  Agreement  dated June 2, 1993 relating to the initial capital for the Tweedy,  Browne Global Value Fund is  incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3.
                           (13)             (b) Purchase  Agreement  relating to
                                            the initial  capital for the Tweedy,
                                            Browne   American   Value   Fund  is
                                            incorporated by reference to Exhibit
                                            13 to Post-Effective Amendment No. 4
                                            to the Registration Statement.
                           (14)             None.
                           (15)             None.
                           (16)             None.

                           (17)             Financial Data Schedules are filed herein.


Item 25. Persons Controlled by or Under Common Control with Registrant.

                  No person is controlled by the Registrant.

Item 26. Number of Holders of Securities.


                  As of June 30, 1998:

                                   (1)                           (2)

                             Title of Class            Number of Record Holders

                  Tweedy, Browne Global
                    Value Fund Stock
                    par value $.0001 per share..........        34,379

                    Tweedy, Browne American
                    Value Fund Stock
                    par value $.0001 per share..........        17,864

Item 27. Indemnification.

         .........Under  Registrant's  Articles of Incorporation and By-Laws, as
amended, the Directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         .........Article  2, Section 405.2 of the Maryland General  Corporation
Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant's Articles of Incorporation, as amended, provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no Director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant's Articles of Incorporation, as amended, also provide that no amendment of the Registrant's Articles of Incorporation, as amended, or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

     .........The  Investment  Advisory  Agreements and Distribution  Agreements
contain provisions requiring indemnification of the Registrant's investment advisor and principal underwriter by the Registrant.

         .........Insofar  as indemnification  for liabilities arising under the
Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the Distributor in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.

     .........See  "Why Invest in the Funds?" in the  Prospectus  regarding  the business of Tweedy, Browne Company LLC (the "Investment Adviser"). The Investment Adviser also acts as the adviser for the following investment company: Tweedy, Browne Global Value Fund, Inc. The address of the Investment Adviser is 52 Vanderbilt Avenue, New York, New York 10017. Set forth below is a list of each Managing Director of the Investment Adviser.

NAME                                           EMPLOYMENT

Christopher H. Browne                          Associated  with the Investment  Adviser since 1969. He is a managing director  of the  Investment  Adviser,  and a general  partner of TBK
                                               Partners,  L.P. and Vanderbilt Partners,  L.P. Mr. Browne serves as a
                                               Trustee of the University of Pennsylvania  and sits on its Investment
                                               Committee;   he  is  a  member  of  The  Board  of  Trustees  of  The
                                               Rockefeller  University.  He  also  serves  on the  Faculty  Advisory
                                               Committee of The Kennedy  School at Harvard  University's  program in behavioral  finance;  and is a Director  of Tweedy,  Browne Fund Inc.
                                               He is a  frequent  speaker on  behavioral  psychology  and  financial decision  making  as  it  relates  to  international  investing.  Mr.
                                               Browne holds a B.A. degree from the University of Pennsylvania.

William H. Browne                              Associated  with the Investment  Adviser since 1978. He is a managing director  of the  Investment  Adviser,  and a general  partner of TBK
                                               Partners,   L.P.  and  Vanderbilt   Partners,   L.P.,   both  private
                                               investment  partnerships.  He also serves as a Director of  Fairfield
                                               Aerospace  Corp.  and Dornier  Lufthart GmbH.  Additionally,  he is a
                                               Trustee of Colgate  University.  Mr. Browne holds the degrees of B.A.
                                               from Colgate  University and M.B.A.  from Trinity  College in Dublin,
                                               Ireland.

John D. Spears                                 Associated   with  the  Investment   Adviser  since  1974.  He  is  a
                                               managing  director of the Investment  Adviser,  and a general partner of TBK Partners,  L.P. and Vanderbilt Partners,  L.P. Previously,  he
                                               had been in the investment  business for five years with Berger, Kent
                                               Associates; Davic Associates; and Hornblower & Weeks-Hemphill,  Noyes
                                               & Co.  Mr.  Spears  studied  at  the  Babson  Institute  of  Business
                                               Administration,  Drexel Institute of Technology and the University of
                                               Pennsylvania - The Wharton School.

Thomas H. Shrager                              Associated  with the Investment  Adviser since 1989. He is a managing
                                               director  of  the  Investment  Adviser.   Previously,  he  worked  in
                                               mergers and  acquisitions  at Bear Stearns,  and as a consultant  for
                                               Arthur D. Little.  Mr.  Shrager  holds the degrees of B.A. and M.I.A.
                                               from Columbia University.

Robert Q. Wyckoff, Jr.                         Associated  with the Investment  Adviser since 1991. He is a managing director of the Investment  Adviser.  Prior to joining the Investment
                                               Adviser,  he held positions with Bessemer Trust, C.J.  Lawrence,  J&W
                                               Seligman,  and  Stillrock  Management.  Mr.  Wyckoff  received a B.A.
                                               from  Washington & Lee  University  and a J.D. from the University of
                                               Florida School of Law.

Item 29.          Principal Underwriters.

                  (a) Tweedy, Browne Value Fund (SICAV) offshore fund series not offered to U.S. persons.

                  (b)      Not Applicable.

                  (c)      Not Applicable.

Item 30. Location of Accounts and Records.

         .........All  accounts,  books  and  other  documents  required  to  be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Administrator at One Exchange Place, Boston, Massachusetts 02109 or at the offices of the Adviser at 52 Vanderbilt Avenue, New York, New York 10017.

Item 31. Management Services.

         .........Not Applicable.

Item 32. Undertakings.

         .........

         .........(a)      Not Applicable.

         .........(b)      Not Applicable due to Rule changes.

         .........(c)      The  Registrant  will furnish each person to whom a
                           prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          .........(d) The Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of the Registrant when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares. The Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act, as amended, relating to communications with the shareholders of certain common-law trusts.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 8 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of July, 1998.

                                                TWEEDY, BROWNE FUND INC.

                                                By:  CHRISTOPHER H. BROWNE
                                                   Christopher H. Browne
                                                   President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               Signature                         Title                                 Date


CHRISTOPHER H. BROWNE                            Chairman of the Board,                July 29, 1998
----------------------------------------
----------------------------------------
Christopher H. Browne                            President and Director


WILLIAM H. BROWNE                                Treasurer and Director                July 29, 1998
----------------------------------------
----------------------------------------
William H. Browne


BRUCE A. BEAL                                    Director                              July 29, 1998
----------------------------------------
----------------------------------------
Bruce A. Beal



ARTHUR LAZAR                                     Director                              July 29, 1998
----------------------------------------
----------------------------------------
Arthur Lazar


RICHARD B. SOLOMON                               Director                              July 29, 1998
----------------------------------------
Richard B. Salomon


ANTHONY H. MEYER                                 Director                              July 29, 1998
----------------------------------------
Anthony H. Meyer






                                                   EXHIBIT INDEX


         Exhibit #         Description





         (5) (c)           Advisory  Agreement between  Registrant and Tweedy,  Browne Company LLC dated October 9,
                           1997 relating to the Tweedy, Browne Global Value Fund

         (5) (d)           Advisory  Agreement between  Registrant and Tweedy,  Browne Company LLC dated October 9,
                           1997 relating to the Tweedy, Browne American Value Fund

         (5) (e)           Form of Advisory  Agreement between  Registrant and Tweedy,  Browne Company LLC relating to the Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund

         (6) (c)           Distribution  Agreement between Registrant and Tweedy,  Browne Company LLC dated October
                           9, 1997 relating to the Tweedy, Browne Global Value Fund

         (6) (d)           Distribution  Agreement between Registrant and Tweedy,  Browne Company LLC dated October
                           9, 1997 relating to the Tweedy, Browne American Value Fund

         11                Consent of Ernst & Young LLP, independent auditors

         17                Financial Data Schedules

